                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  x
                        ---
Filed by a Party other than the Registrant
                                           ---
Check the appropriate item:

 x   Preliminary Proxy Statement            ____  Confidential, for use of the
---
___  Definitive Proxy Statement                   Commission Only (as permitted
___  Definitive Additional Materials              by Rule 14a-6(e)(2))
___  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         CENTRAL ILLINOIS BANCORP, INC.
                (Name of Registrant as Specified in its Charter)

                         CENTRAL ILLINOIS BANCORP, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate item):
 x      No fee required.
---
         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
---
         1)   Title of each class of securities to which transaction applied:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

         Fee paid previously with preliminary materials.
---
         Check item if any part of the fee is offset as provided by Exchange Act
--- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing.
         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement:
         3)   Filing Party:
         4)   Date Filed:

                         CENTRAL ILLINOIS BANCORP, INC.
                              N27 W24025 PAUL COURT
                            PEWAUKEE, WISCONSIN 53072

                                                                     May 5, 1999


Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of Central Illinois Bancorp, Inc. which will be held on Thursday, May 27, 1999 at 2:00 p.m., local time, at Parkland College Training Center, 206A West Anthony Drive, Champaign, Illinois 61822.

         Only shareholders who owned stock at the close of business on April 30, 1999 can vote at this meeting or any adjournments that may take place. At the meeting, we will be asking you to elect three directors of the Company, to approve the Company's 1999 Stock Option and Incentive Plan, and to approve a change in the Company's state of incorporation from Illinois to Wisconsin. In connection with the proposed change in the Company's state of incorporation, we are also proposing a number of changes to the Company's articles of incorporation and by-laws which are intended to strengthen the Company's ability to respond to an unsolicited takeover bid. By approving the proposed change in the Company's state of incorporation, you will also be approving those changes.

         In addition, you will be asked to consider and vote upon a proposal to adjourn the annual meeting if the Company's management should determine in its sole discretion, at the time of the annual meeting, that an adjournment is in the best interest of the Company and its shareholders. The proposal has been included to permit management to adjourn the annual meeting to enable it to solicit additional proxies, if necessary, to secure approval of the proposed reincorporation. The Board of Directors recommends a vote "for" each nominee, "for" approval of the new stock option plan, "for" the proposed change in the Company's state of incorporation, and "for" the proposal to adjourn the annual meeting in the discretion of the Company's management.

         This is our first annual meeting since becoming a public company, and we are therefore sending you more comprehensive proxy materials than in years past. Included with this letter are an attached notice of meeting and proxy statement, as well as a proxy card and copy of the Company's annual report on Form 10-K/A for its 1998 fiscal year, as filed with the Securities and Exchange Commission.

         Your vote is important. Whether or not you plan to attend the annual meeting and regardless of the size of your holdings, we encourage you to sign, date, and mail the enclosed proxy card in the envelope provided. Your right to vote in person at the meeting is not affected by returning the proxy card.

         On behalf of the Board of Directors, officers and employees of Central Illinois Bancorp, Inc., I would like to thank you for your continued interest and support.

                               Sincerely,


                               J. Michael Straka
                               President and Chief Executive Officer

                         CENTRAL ILLINOIS BANCORP, INC.
                              N27 W24025 PAUL COURT
                            PEWAUKEE, WISCONSIN 53072

                                                                     May 5, 1999

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 1999

                           --------------------------

To the Shareholders of Central Illinois Bancorp, Inc.

         Notice is hereby given that the annual meeting of shareholders of Central Illinois Bancorp, Inc. (the "Company") will be held at Parkland College Training Center, 206A West Anthony Drive, Champaign, Illinois 61822 on Thursday, May 27, 1999, at 2:00 p.m., local time. The purpose of the meeting is to:

         1.    elect three directors of the Company, each for a three-year term;

         2. consider and vote upon the adoption of the 1999 Stock Option and Incentive Plan;

         3. consider and vote upon a change in the state of incorporation of the Company from Illinois to Wisconsin, resulting in new articles of incorporation and by-laws for the Company;

         4. consider and vote upon a proposal to adjourn the annual meeting if the Company's management should determine, in its sole discretion, at the time of the annual meeting, that an adjournment is in the best interest of the Company and its shareholders, which would include adjourning the annual meeting to enable management to solicit additional proxies, if necessary, to secure approval of the reincorporation; and

         5.    transact any other business properly before the annual meeting.

         Any shareholder entitled to vote at the annual meeting will have the right to dissent to the change in the state of incorporation of the Company and to receive payment of the fair value of his or her shares of common stock, if the reincorporation is approved and consummated. You will need to comply with Sections 11.65 and 11.70 of the Illinois Business Corporation Act to assert your right to dissent and receive payment for your shares. The full text of Sections
11.65 and 11.70 is included as Appendix E to the proxy statement, which is attached to this notice of annual meeting. For a summary of those sections and more information concerning your right to dissent, see "Rights of Dissenting Shareholders" in the attached proxy statement.

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENVELOPE PROVIDED. RETURNING THE PROXY CARD WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                  By Order of the Board of Directors


                                  Donald J. Straka,
                                  General Counsel and Secretary

                                TABLE OF CONTENTS

Questions and Answers
         About the Proxy Statement and Annual Meeting ............................................................1

PROPOSAL 1 - Election of Directors................................................................................6
         Information Regarding Nominees and Directors.............................................................6
         Meetings of the Board of Directors and Committees........................................................8
         Directors' Fees and Compensation.........................................................................9
         Directors' Deferred Compensation Plan...................................................................10
         Compensation Committee Interlocks And Insider Participation.............................................10
         Certain Relationships and Related Transactions..........................................................10
         Management Indebtedness.................................................................................10
         Stock Ownership of Management...........................................................................11
         Executive Compensation..................................................................................12
         Summary Compensation Table..............................................................................13
         Options.................................................................................................13
         Option Grants in Last Fiscal Year
           Potential Realizable Value............................................................................14
         Aggregated Option Exercises in Last Fiscal
           Year and Fiscal Year-End Option Values................................................................14
         Long-Term Incentive Plans -- Awards in Last Fiscal Year.................................................15
         Board Compensation Committee Report on Executive Compensation...........................................15
         Common Stock Performance................................................................................16

PROPOSAL 2 - Approval of 1999 Stock Option and Incentive Plan....................................................17
         Vote Requirement........................................................................................18
         Effect of Vote on Outstanding Options...................................................................18
         Administration..........................................................................................18
         Shares Subject to the 1999 Plan.........................................................................18
         Eligibility.............................................................................................19
         Types of Options .......................................................................................19
         Grant of Options........................................................................................19
         Option Price............................................................................................20
         Exercisability of  Options..............................................................................20
         Expiration of Options; Effect of Termination of Employment or Service...................................20
         Payment of Exercise Price for Options...................................................................21
         Transfer of Options.....................................................................................21
         Provisions Relating to a "Change in Control" of the Company.............................................21
         Indemnification of the Committee........................................................................22
         Amendment and Duration..................................................................................22
         New Plan Benefits.......................................................................................22
         Federal Income Tax Consequences.........................................................................23

PROPOSAL 3 - Proposed Reincorporation in Wisconsin...............................................................25
         Principal Reasons for the Proposed Reincorporation......................................................25
         Means of Effecting the Reincorporation; Effective Date..................................................26
         Required Vote; Dissenters' Rights.......................................................................27

         Changes in the Company's Articles and By-Laws to be Effected by the Reincorporation.....................27
         Capital Structure.......................................................................................27
         Election of Directors...................................................................................28
         Filling of Vacancies on the Board; Removal of Directors.................................................29
         Right of Shareholders to Call Shareholder Meetings......................................................29
         Advance Notice of Shareholder Nominations and Other Proposals...........................................30
         Action by Shareholders by Written Consent...............................................................31
         Inspection of Corporate Records.........................................................................32
         Required Shareholder Vote for Certain Business Transactions ............................................32
         Differences in Dissenters' Rights.......................................................................33
         Differences between the Antitakeover Provisions of the IBCA and the WBCL................................33
         Shareholder Approval Requirements for Amendments to the Articles of Incorporation.......................36
         Shareholder Approval Requirements for Amendments to the By-laws.........................................37
         Statutory Liability of Shareholders for Employee Wages under the WBCL...................................37
         Differences in Indemnification Rights of Directors and Officers.........................................37
         Directors Monetary Liability............................................................................38
         Amendment of the Merger Agreement or Abandonment of the Reincorporation ................................39
         Rights of Dissenting Shareholders.......................................................................39
         Certain Federal Income Tax Consequences of the Reincorporation..........................................40

PROPOSAL 4 - ADJOURNMENT OF ANNUAL MEETING ......................................................................41

OTHER MATTERS....................................................................................................41
         Security Ownership of Certain Beneficial Owners.........................................................41
         Compliance with Section 16(a) of the Exchange Act.......................................................42
         Auditors................................................................................................42
         2000 Annual Meeting of the Company's Shareholders.......................................................42

                                   APPENDICES

                  Appendix A             1999 Stock Option and Incentive Plan
                  Appendix B             Merger Agreement
                  Appendix C             Wisconsin Articles of Incorporation
                  Appendix D             Wisconsin By-laws
                  Appendix E             Illinois Statutory Provision Governing
                                         Dissenters' Rights

                         CENTRAL ILLINOIS BANCORP, INC.
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 1999


                                                                     May 5, 1999



         The Board of Directors is soliciting proxies for the 1999 annual meeting of shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.

         The Board has set April 30, 1999 as the record date for the meeting. Shareholders who owned Company common stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 107,153 shares of Company common stock outstanding on the record date.

         Voting materials, which include the proxy statement, proxy card, and the Company's 1998 annual report on Form 10-K/A for its 1998 fiscal year, are being mailed to shareholders on or about May 5, 1999.

         In this proxy statement:

         -    "we" and the "Company" mean Central Illinois Bancorp, Inc.

         -    "1999 Plan" means the 1999 Stock Option and Incentive Plan.


                             ----------------------


                              QUESTIONS AND ANSWERS
                  ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

Q:       WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving a proxy statement and proxy card from us because you own shares of common stock in Central Illinois Bancorp, Inc. This proxy statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

         When you sign the proxy card, you appoint Steven T. Klitzing and Donald
         J. Straka as your representatives at the meeting. Steven T. Klitzing and Donald J. Straka will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

         If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, Steven T. Klitzing and Donald J. Straka will vote your shares, under your proxy, in accordance with their best judgment.

Q:       WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

A: You are being asked to vote on the election of three directors of the Company, the adoption of the 1999 Plan, a proposed change in the state of incorporation of the Company from Illinois to Wisconsin and a proposal to adjourn the annual meeting in the discretion of the Company's management. We have described all of these matters more fully in the attached proxy statement.

Q:       HOW DO I VOTE?

A: You may vote either by mail or in person at the annual meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed, prepaid addressed envelope. If you mark your proxy card to indicate how you want your shares voted on each proposal, your shares will be voted as you instruct.

         If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all three nominees for director named in this proxy statement, "for" the 1999 Plan, "for" the proposed change in the Company's state of incorporation from Illinois to Wisconsin and "for" the proposal to adjourn the annual meeting in the discretion of the Company's management.

         If you want to vote in person, please come to the meeting. We will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

Q:       IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

A: We provide each brokerage firm listed in our records as an owner of our common stock with a sufficient number of copies of this proxy statement and annual report so that the brokerage firm can forward copies to the actual owners of the shares. If you received this proxy statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

         Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and a proposal to adjourn the annual meeting in the discretion of the Company's management, but cannot vote on non-routine matters, such as the adoption of a stock option plan or a change in the state of incorporation, unless they have received voting instructions from the person for whom they are holding shares. Thus, if you do not give your broker instructions as to how to vote your shares, your broker will most likely be able to vote on the election of directors and the proposal to adjourn the annual meeting in the discretion of the Company's management but will not have discretionary authority to cast a vote--whether "for" or "against" or "abstain"--on the proposed adoption of 1999 Plan or the proposed change in the Company"s state of incorporation. If a broker does not receive instructions from you on how to vote particular shares on the proposed adoption of the 1999 Plan and/or the change in the Company's state of incorporation and your broker does not have discretionary authority to vote on these matters, it will return the proxy card to us, indicating that he or she does not have the authority to vote on either or both of these matters, as the case may be. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?"

         We encourage you to provide directions to your broker as to how you want it to vote your shares on each of the matters to be brought before the annual meeting. You should do this by very carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

Q:       WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

         - signing another proxy with a later date and returning that proxy to the Company,

         -   sending notice to the Company that you are revoking your proxy, or

         -   voting again at the annual meeting.

         You should send any later dated proxy or notice of revocation to:
         Central Illinois Bancorp, Inc., N27 W24025 Paul Court, Pewaukee, Wisconsin 53072, Attention: Donald J. Straka, Secretary.

         If you hold your shares in the name of your broker, you will need to contact your broker to revoke your proxy.

Q:       HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

A: A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. This is called a quorum.

         Shares are counted as present at the meeting if the shareholder either:

         -   is present and votes in person at the meeting, or

         -   has properly submitted a signed proxy card or other form of proxy.

         Abstentions will be counted as present at the meeting. If a brokerage firm indicates that it does not have authority to vote any of the shares held in its name on a particular proposal, then those shares will not be considered "entitled to vote" and will not be counted as present for purposes of determining whether there is a quorum for consideration of that proposal.

Q:       WHAT HAPPENS IF ANY NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

A: The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than three nominees. The Board has no reason to believe any nominee will be unable to stand for re-election.

Q:       WHAT OPTIONS DO I HAVE IN VOTING ON EACH OF THE PROPOSALS?

A: You may vote "for," "against," or "withhold authority to vote for" each nominee for director. You may vote "for," "against," or "abstain" on each of the other proposals.

Q:       HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH PROPOSAL?

A:       There are differing vote requirements for each of the proposals.

         In order to be elected, each director must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. If you "withhold authority" to vote for a particular nominee, your vote will have the same effect as a vote against such person's election as a director. Since brokers generally have discretionary authority to vote on the election of directors, the Company is unlikely to receive any broker non-votes on the election of directors.

         The 1999 Plan must also receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. An abstention will have the same effect as a vote against the approval of the 1999 Plan. Broker non-votes will not be counted as entitled to vote and will thus not count for purposes of determining whether or not a quorum is present on this matter. So long as a quorum is present, broker non-votes will have no effect on the outcome of the vote on the 1999 Plan.

         Under the Company's articles of incorporation, approval of the change in the Company's state of incorporation from Illinois to Wisconsin requires the affirmative vote, not of a majority of the shares present in person or by proxy at the meeting and entitled to vote, but of a majority of the shares outstanding and entitled to vote on the proposal. As a result, both abstentions and broker non-votes will have the same effect as votes against this proposal.

         If fewer shares of common stock are voted in favor of approval of the reincorporation than the number required for approval, it is expected that the annual meeting will be adjourned to allow additional time to solicit additional proxies or votes, and, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies which have been effectively revoked or withdrawn before the meeting is reconvened). In order for adjournment to be allowed, the proposal relating to adjournment must receive the affirmative vote of a majority of the shares present in person or by the proxy at the meeting and entitled to vote.

Q:       HOW ARE VOTES COUNTED?

A: Voting results will be tabulated and certified by our transfer agent, Marine Trust and Investment Company.

Q:       WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting, and we will issue a press release announcing those results. We will also file a Current Report on Form 8-K to announce the results on the proposed change in the Company's state of incorporation. We will file that report with the Securities and Exchange Commission, and you can get a copy by contacting the Securities and Exchange Commission or through the SEC's EDGAR system on its home page at www.sec.gov.

Q:       WHO BEARS THE COST OF SOLICITING PROXIES?

A: The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q. HOW DO I ASSERT MY RIGHT TO DISSENT FROM THE PROPOSED CHANGE IN THE COMPANY'S STATE OF INCORPORATION?

         Under Illinois law, you have the right to "dissent" from the change in the Company's state of incorporation and to require the Company to pay you the fair value of your shares if the proposal is approved and the reincorporation occurs. To assert that right,

         - you must deliver a written demand for payment of your shares before the vote is taken on the reincorporation proposal, and

         -   you may not vote in favor of the reincorporation.

         Your failure to comply with either of these requirements will result in the loss of your right to dissent and to receive the fair value of your shares. See "PROPOSAL 3--PROPOSED REINCORPORATION IN WISCONSIN -- Rights of Dissenting Shareholders" for more information.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         We currently have ten directors on our board of directors. Our directors serve staggered terms. This is accomplished as follows:

         -   the directors are divided into three classes,

         - two classes consist of three directors, and the third class consists of four directors,

         -   each director serves a three-year term, and

         -   the term of each class of directors expires in different years.

         Three directors will be elected at the 1999 annual meeting to serve for a three-year term expiring at our annual meeting in the year 2002. The Board has nominated Jose C. Araujo, Jerry D. Maahs and Howard E. Zimmerman. Each nominee is currently serving as a director and has consented to serve for a new term.

INFORMATION REGARDING NOMINEES AND DIRECTORS

                          SERVING   POSITION WITH THE COMPANY OR OTHER PRINCIPAL
NAME AND AGE               SINCE         OCCUPATION AND OTHER DIRECTORSHIPS
------------               -----         ----------------------------------

                                             NOMINEES FOR ELECTION AT THE
                                       1999 ANNUAL MEETING TO SERVE UNTIL 2002
                                       ---------------------------------------

Jose C. Araujo (53)        1988      President of Joaraucar Consulting, Inc., an
                                     industrial gases service company, since
                                     October 1997; President of Gascarb, a
                                     carbon dioxide manufacturing company, from
                                     February 1969 to September 1997.

Jerry D. Maahs (67)        1987      President of Alto Shaam, Inc. and
                                     Enthermics, Inc., manufacturers of food
                                     service equipment, since 1968; also
                                     Chairman of AS International, an
                                     international sales company since 1975.

Howard E. Zimmerman (70)   1987      Chairman of the Board of Zimmerman Real
                                     Estate Group, a real estate appraisal and consulting company, since 1986.

                          SERVING   POSITION WITH THE COMPANY OR OTHER PRINCIPAL
NAME AND AGE               SINCE         OCCUPATION AND OTHER DIRECTORSHIPS
------------               -----         ----------------------------------

                                     DIRECTORS CONTINUING TO SERVE UNTIL 2000
                                     ----------------------------------------

John T. Bean (38)          1998      President, Director and Chief Executive
                                     Officer of CIB Bank (Illinois), a
                                     subsidiary bank of the Company, since
                                     January 1997; Executive Vice President of
                                     Central Illinois Bank MC, a subsidiary bank of the Company, from October 1994 to January 1997; Senior Vice President of
                                     Central Illinois Bank, a subsidiary bank of the Company, from October 1993 to October
                                     1994.

Steven C. Hillard (36)     1992      President of CMI Johnson-Ross Corporation,
                                     a manufacturer of construction equipment, since July 1997; President and C.E.O. of
                                     Hilmun Holdings, Inc., a diversified
                                     holding company with interests in
                                     manufacturing, real estate development, and financial investments, since September
                                     1991; President of Central Illinois Bank MC from October 1992 to October 1994.


J. Michael Straka (61)1    1987      President and Chief Executive Officer of
                                     the Company since 1987; President, Chief
                                     Executive Officer and a director of First
                                     Ozaukee Capital Corp., a subsidiary of the Company; since 1997, and President,
                                     Chairman and a director of Hillside
                                     Investors Ltd., a subsidiary of the
                                     Company, since 1994; director or chairman and director of each of the Company's bank and non-bank subsidiaries, including
                                     Central Illinois Bank, since 1987, CIB Bank
                                     (Illinois), since 1994, Marine Bank and
                                     Savings, since 1997, CIB Bank (Indiana), since 1998, C.I.B. Data Processing
                                     Services, Inc., since 1990, Mortgage
                                     Services, Inc., since 1995, and Marine
                                     Trust and Investment Company, since 1998.








------------------------

      1 Mr. J. Michael Straka, President, Chief Executive Officer and a director of the Company, is the father of Donald J. Straka, a Senior Vice President, Secretary and General Counsel of the Company, and Patrick J. Straka, a Senior Vice President and Chief Investment Officer of the Company.

                          SERVING   POSITION WITH THE COMPANY OR OTHER PRINCIPAL
NAME AND AGE               SINCE         OCCUPATION AND OTHER DIRECTORSHIPS
------------               -----         ----------------------------------

                                      DIRECTORS CONTINUING TO SERVE UNTIL 2001
                                      ----------------------------------------

Norman E. Baker (52)       1988      President and CEO of Estoy Pronto, Inc., a
                                     consulting and investment company, since
                                     July 1994; Partner in A and B Partnership, a real estate investment company, and President and CEO of Associated Storage and
                                     Transfer, a warehousing and trucking
                                     company, from July 1969 to July 1996.

W. Scott Blake (38)        1987      President of Blake Capital Corp., a real
                                     estate development, investment and property management company, since July 1998;
                                     President of Blake-Weise Real Estate Group, a real estate development, investment and property management company from October
                                     1988 to June 1998.

Dean M. Katsaros (43)      1995      Owner of Katsaros & Associates, a tax and
                                     accounting business, since September, 1981;
                                     Chairman of KSB Benefit Consultants, Inc., a provider of third-party administrative services for defined contribution plans, since May 1994; and General Partner, KB
                                     Consultants, a computer equipment sales and computer consulting services company, since
                                     May, 1990.

Donald M. Trilling (68)    1987      Secretary/Treasurer of Illini Tile
                                     Distributors Inc, an importer and
                                     distributor of ceramic tiles, since 1983, and President of Tiles of Italy, Ltd., an importer of ceramic tiles, since 1975.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors of the Company held 12 meetings during 1998. The Board of Directors has standing Audit/Examination and Personnel/Compensation Committees. The Company does not have a standing nominating committee. In 1998, each director of the Company attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of any committee on which he served.

         The Audit/Examination Committee consists of Jose C. Araujo, W. Scott Blake, Dean M. Katsaros, and Donald M. Trilling. Effective November 1998, Mr. Katsaros became the Chairman of this Committee. This Committee met once during 1998. This Committee's duties include:

- reviewing with management and the Company's independent public accountants the basis for their respective reports;

- reviewing with management and the Company's independent public accountants the scope of services required by the audit, significant accounting policies, and audit conclusions regarding significant accounting estimates;

- reviewing with management and the Company's independent public accountants their assessments regarding internal controls, and the resolution of identified weaknesses or reportable conditions, if any, in internal controls, including the prevention or detection of management override or compromise of the internal control system;

- discussing with management the selection and/or termination of the Company's independent public accountants and any significant disagreements between the accountants and management; and

-        overseeing the internal audit function.

         Effective as of February 25, 1999, the Personnel/Compensation Committee consists of W. Scott Blake, Dean M. Katsaros, and Howard E. Zimmerman. Mr. Zimmerman is the Chairman of this Committee. From January 28, 1998 until February 25, 1999, the Personnel/Compensation Committee consisted of Norman E. Baker, W. Scott Blake, John T. Bean, Jerry D. Maahs, J. Michael Straka and Howard E. Zimmerman. This Committee met twice during 1998. This Committee's duties include:

-        establishing policies relating to executive compensation;

- determining the salary and bonus of the President and Chief Executive Officer of the Company; and

- recommending to the Board of Directors the adoption of, or any substantive amendments to, any employee benefit or long-term executive compensation plan or program in which senior management participates.

         If the shareholders of the Company approve the 1999 Plan, this Committee's duties will also include the administration of the 1999 Plan. See "PROPOSAL 2 - APPROVAL OF 1999 STOCK OPTION AND INCENTIVE PLAN - Administration" for more information.

DIRECTORS' FEES AND COMPENSATION

         During the 1998 fiscal year, (1) each director except Mr. J. Michael Straka and Mr. John T. Bean received an annual retainer fee in the amount of $8,000, and (2) each director, except Mr. Bean, was paid a fee of $600 for each Board of Directors meeting attended.

         On February 25, 1998, under the 1998 non-employee director stock option plan, each director of the Company who was not an employee of the Company or any of its subsidiaries also received an option to purchase 100 shares of common stock. The exercise price per share for each option granted was $1,960.56, an amount equal to 1.75 times the book value per share of the common stock as of the last day of the calendar month preceding the date of grant. The options become exercisable in five equal annual installments, beginning February 25, 1999, and expire on February 25, 2008.

DIRECTORS' DEFERRED COMPENSATION PLAN

         Effective December 1994, the Company adopted a plan allowing directors to elect to defer receipt of all or a portion of their directors' fees. Under these plans, any director may enter into a written deferred compensation agreement under which that director's fees are retained by the Company in a segregated account. These fees remain an asset of the Company, subject to the claims of the Company's creditors, until paid to the director under the agreement. The deferred directors' fees accrue interest, and a director has a right to cancel future deferrals at any time. The fees may be withdrawn and are payable in equal monthly installments over a period of 5 years at the time of retirement or upon the death of the director either before or after retirement. If the director resigns from the board, the deferred fees are paid in full in a single lump sum payment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1998, Mr. John T. Bean was the President, Chief Executive Officer and a director of CIB Bank (Illinois), a subsidiary bank of the Company. During that time, Mr. Bean also served on the Compensation/Personnel Committee of the Board of Directors, which was responsible, among other things, for fixing the compensation of Mr. J. Michael Straka. During 1998, Mr. J. Michael Straka was the President and Chief Executive Officer of the Company and a director of CIB Bank (Illinois), served on its compensation committee and was responsible for fixing Mr. Bean's compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has business relationships with entities in which directors of the Company or members of their immediate family have ownership interests. These business relationships are summarized below. The Company believes each transaction described was on commercially reasonable terms.

         Mr. Katsaros is a director of the Company and the owner of Katsaros and Associates, a tax and accounting business. The Company and its subsidiaries paid $3,860 to Katsaros and Associates for tax and accounting services in 1998. Mr. Katsaros is also a general partner of KB Consultants, a partnership that sells computer equipment and services. The Company purchased $271,618 in computer hardware and services from KB Consultants in 1998. Mr. Katsaros is also an owner and officer of KSB Benefit Consultants, Inc., a corporation providing benefit plan consulting and administration services. In 1998, the Company paid KSB Benefit Consultants, Inc. $18,737 for administering the Company's ESOP and 401(k) Plans. In 1998, one of the Company's subsidiary banks also paid $20,147 in rental payments to KSB Benefit Consultants for space that the subsidiary bank subleased from KSB Benefit Consultants from January to July, 1998. In July 1998, the subsidiary bank assumed primary responsibility for the lease, and KSB Benefit Consultants paid the subsidiary bank $24,709 in rental payments for space that it subleased from the subsidiary bank for the remainder of 1998.

         Mr. J. Michael Straka is a director of the Company. Mr. Straka's wife, Karen Straka, operates a sole proprietorship known as Plank & Peg that sells antiques. During 1998, the Company and its subsidiaries paid Plank & Peg $97,239 in connection with the purchase of antiques to furnish their office facilities.

MANAGEMENT INDEBTEDNESS

         Directors and executive officers of the Company, including members of their immediate families and companies with which they are affiliated, were customers of, and had banking transactions with, the Company's subsidiary banks in the ordinary course of business during 1998. These transactions included loans, fiduciary relationships, and deposits. All loans to the Company's directors and executive officers, any member of their immediate family, or any corporation or organization of which any of them is an executive officer or partner or is, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities were (1) made in the ordinary course of business, (2) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons, and (3) did not involve more than the normal risk of collectibility or present other unfavorable features.

STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of March 31, 1999, the number of shares of common stock beneficially owned by (i) each director of the Company (including nominees), (ii) each of the executive officers named in the Summary Compensation Table included in this proxy statement, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person listed has sole voting and investment power over shares beneficially owned.

                                                   Common Shares      Percent
             Name of Beneficial Owner           Beneficially Owned  of Class(1)
             ------------------------           ------------------  -----------

             Jose C. Araujo                            583(2)           *

             Norman E. Baker                         2,441(3)         2.28%

             John T. Bean                              241(4)           *

             W. Scott Blake                            921(5)           *

             Steven C. Hillard                       1,009(6)           *

             Dean M. Katsaros                        1,664(7)         1.55%

             Jerry D. Maahs                          1,931(8)         1.80%

             Donald J. Straka                           69(9)           *

             J. Michael Straka                      1,834(10)         1.71%

             Donald M. Trilling                     1,474(11)         1.38%

             Howard E. Zimmerman                    1,033(12)           *

             All directors and executive
             officers as a group (15 persons)      14,048(13)         12.95%

---------------

*    Less than one percent.

(1)  Based on 107,153 shares outstanding as of March 31, 1999.

(2) Includes 33 shares that Mr. Araujo has the right to acquire within 60 days upon the exercise of stock options.

(3) Includes 33 shares Mr. Baker has the right to acquire within 60 days upon the exercise of stock options.

(4) Includes 50 shares jointly owned by Mr. Bean and his wife, 13 shares owned by Mr. Bean's wife, and 91 shares that Mr. Bean has the right to acquire within 60 days upon the exercise of stock options.

(5) Includes 33 shares that Mr. Blake has the right to acquire within 60 days upon the exercise of stock options.

(6) Includes 159 shares Mr. Hillard has the right to acquire within 60 days upon the exercise of stock options.

(7) Includes 375 shares jointly owned by Mr. Katsaros and his wife, and 36 shares that Mr. Katsaros has the right to acquire within 60 days upon the exercise of stock options.

(8) Includes 1,900 shares jointly owned by Mr. Maahs and his wife, and 31 shares that Mr. Maahs has the right to acquire within 60 days upon the exercise of stock options.

(9) Includes 30 shares Mr. Straka has the right to acquire within 60 days upon exercise of stock options and 32 shares owned by a partnership with respect to which Mr. Straka shares voting and investment power.

(10) Includes 864 shares jointly owned by Mr. Straka and his wife, 20 shares owned by Mr. Straka's wife, 57 shares owned by partnerships with respect to which Mr. Straka shares voting and investment power, and 371 shares that Mr. Straka has the right to acquire within 60 days upon the exercise of stock options.

(11) Includes 531 shares held in a trust for the benefit of Mr. Trilling's wife, and 38 shares that Mr. Trilling has the right to acquire within 60 days upon the exercise of stock options.

(12) Includes 75 shares held in a trust for the benefit of Mr. Zimmerman's wife and 33 shares Mr. Zimmerman has the right to acquire within 60 days upon the exercise of stock options.

(13) Includes, in addition to those shares footnoted above, 456 shares which the executive officers as a group have the right to acquire within 60 days upon the exercise of stock options.

EXECUTIVE COMPENSATION

         The following table sets forth the cash and noncash compensation for each of the last two fiscal years awarded to or earned by the Chief Executive Officer of the Company and the General Counsel, Senior Vice President and Secretary of the Company. None of the Company's other executive officers received in excess of $100,000 in total salary and bonus for such services in the last two fiscal years, and therefore no other executive officers are listed.

                           SUMMARY COMPENSATION TABLE*


-----------------------------------------------------------------------------------------------------------------------------------
                                                      ANNUAL COMPENSATION (1)          LONG-TERM COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    OTHER                                                   ALL
                                                                    ANNUAL                                                 OTHER
NAME        PRINCIPAL POSITION    YEAR       SALARY       BONUS      COMP                AWARDS              PAYOUTS        COMP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              SECURITIES
                                                                                RESTRICTED    UNDERLYING
                                                                                  STOCK         STOCK         LTIP
                                                                                  AWARDS      OPTIONS(#)     PAYOUTS
-----------------------------------------------------------------------------------------------------------------------------------
J. Michael  President and         1998     $207,338          $0   $53,550(2)        $0           159           $0         $6,775(3)
Straka      Chief Executive       1997     $150,000      $8,060   $34,700(2)        $0             0           $0         $1,706(3)
            Officer

Donald J.   Senior Vice           1998     $107,934          $0       $0            $0           103           $0         $1,320(5)
Straka      President,
            General Counsel       1997     $ 43,771(4)       $0       $0            $0            46           $0             $0
             and Secretary
-----------------------------------------------------------------------------------------------------------------------------------

* Because the Company did not become a reporting company until June, 1998, this table includes information for 1997 and 1998 only.

     (1)    Includes amounts earned in the fiscal year, whether or not deferred.

     (2) Consists of payments for attendance at meetings of the Board of Directors of the Company and regular and committee meetings of the board of directors of its subsidiaries in 1997 and 1998.

     (3) Includes imputed compensation from group term life insurance, the cash value of life insurance and additional term life insurance policies and auto allowance.

     (4) Partial year only. Mr. Donald J. Straka was hired on July 15, 1997 at an annual salary of $95,500.

     (5) Includes imputed compensation from group term life insurance and moving expenses.

     OPTIONS

            The following tables summarize option grants to and exercises by the executive officers named in the Summary Compensation Table above during the 1998 fiscal year and the value of the options held by such persons at the end of the 1998 fiscal year. No stock appreciation rights have been granted to date by the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR
                           POTENTIAL REALIZABLE VALUE

-----------------------------------------------------------------------------------------------------------------
                                                                                  POTENTIAL REALIZABLE VALUE AT
                                   INDIVIDUAL GRANTS IN 1998                         ASSUMED ANNUAL RATES OF
                                                                                   STOCK PRICE APPRECIATION FOR
                                                                                       10-YEAR OPTION TERM
-----------------------------------------------------------------------------------------------------------------
                  NUMBER OF
                 SECURITIES
                 UNDERLYING    % OF TOTAL OPTIONS
                   OPTIONS         GRANTED TO        EXERCISE     EXPIRATION
    NAME           GRANTED       EMPLOYEES (1)       PRICE (2)      DATE(3)       0%         5%           10%
-----------------------------------------------------------------------------------------------------------------
J.Michael          159 (4)           7.32%           $1,960.56      2/25/08       $0      $196,045      $496,816
Straka
-----------------------------------------------------------------------------------------------------------------
Donald J.          103 (4)           4.74%           $1,960.56      2/25/08       $0      $126,998      $321,837
Straka
-----------------------------------------------------------------------------------------------------------------


(1)      Based on 2,173 options granted to all employees.

(2) Equal to 1.75 times the book price per share of the common stock as of the last day of the calendar month preceding February 25, 1998, the date of grant.

(3) These options become exercisable in 20% annual installments, beginning February 25, 1999.

(4) In February 1998, the Board of Directors extended, from five to ten years, the exercise period of all options then outstanding under the Company's stock option plans. As a result of that action, the expiration date of 130 options granted to Mr. J. Michael Straka on June 30, 1993 at an exercise price of $742.98 was extended to June 30, 2003, the expiration date of 90 options granted to Mr. J. Michael Straka on January 1, 1995 at an exercise price of $1,274.91 was extended to January 1, 2005, the expiration date of 228 options granted to Mr. J. Michael Straka on April 25, 1996 at an exercise price of $1,630.51 was extended to April 25, 2006, and the expiration date of 46 options granted to Mr. Donald J. Straka on September 24, 1997 at an exercise price of $2,059.64 was extended to September 24, 2007. None of the options for which the terms were extended in 1998 are included in the table.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES

-------------------------------------------------------------------------------------------------------------
                                                TOTAL NUMBER OF SECURITIES      TOTAL VALUE OF UNEXERCISED,
                                                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS HELD
                                                     OPTIONS HELD AT              AT FISCAL YEAR END (1)
                                                     FISCAL YEAR END
-------------------------------------------------------------------------------------------------------------
                NUMBER OF
                 SHARES
               ACQUIRED ON        VALUE
     NAME       EXERCISE        REALIZED       EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------
J. Michael          0              $0              275             332           $333,362        $200,307
Straka
-------------------------------------------------------------------------------------------------------------
Donald J.           0              $0                9             140           $  2,643         $51,325
Straka
-------------------------------------------------------------------------------------------------------------

(1) There is no public market for the Company's Common Stock. Current market value is based on $1,344.77, the book value of the common stock at December 31, 1998, times 1.75, the multiple of book value at which the Company sold 16,320 shares of its Common Stock in its most recent private placement offering beginning in May 1998.

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

         In January 1998, the Board of Directors approved, upon the recommendation of the Personnel/Compensation Committee, a long-term cash incentive plan for Mr. J. Michael Straka, which superseded the long-term incentive plan for Mr. Straka that was adopted in 1996. The plan provides for the payment of a cash bonus of $250,000 to Mr. Straka on the fifth business day of the year 2000 if two of three specified performance goals are met in fiscal years 1998 and 1999. The goals relate to the Company's asset size, net income and value per share. The Company met two of the three specified performance criteria in 1998. The plan further provides that in the event the Company is sold prior to January 1, 2000 Mr. Straka shall be paid a portion of the $250,000 bonus amount prorated based upon the point in time during this two-year period at which the sale occurs.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Personnel/Compensation Committee of the Board of Directors is responsible for developing executive compensation philosophies, determining the components of the compensation to be paid to the president and chief executive officer, and assuring that the compensation program is administered in a manner consistent with compensation objectives.

Compensation of President and Chief Executive Officer and Other Executive
Officers

         The Committee determines the salary of the President and Chief Executive Officer of the Company. Although Mr. J. Michael Straka was a member of the Compensation Committee in 1998, he did not participate in discussions or vote on matters relating to his compensation. Mr. J. Michael Straka determines the salaries of the other executive officers in accordance with the Committee's compensation policies.

         Effective July 15, 1998 Mr. J. Michael Straka's base salary was fixed at $250,000, an increase of 67% over his 1997 base salary of $150,000. In fixing Mr. Straka's compensation in 1998, the Committee took into account peer group information concerning the compensation levels of chief executive officers at bank holding companies or banks with total assets equal to or greater than $1 billion. The Committee also took into account the Company's growth and performance in 1998. The Company's net income in 1998 was $8.7 million, as compared to $5.3 million in 1997, an increase of 64.1%. Total assets at December 31, 1998 were approximately $1.2 billion, as compared to $807.3 at December 31, 1997, an increase of 47.0%. The Company achieved these results primarily through internal growth, including the opening of new banks and branches, and, to a lesser extent, acquisitions.

         The Committee believes it is appropriate to link a portion of Mr. Straka's compensation to the future performance of the Company in order to more closely align his interests with the interests of the Company's shareholders. As a result, in February 1998, Mr. Straka was granted options to acquire 159 shares of common stock. In addition, the Committee approved a long-term cash incentive plan for Mr. Straka in 1998 which superseded the long-term incentive plan for Mr. Straka that was adopted in 1996. The plan provides for the payment of a cash bonus of $250,000 in 2000, if certain targeted performance goals are met. See "Long-Term Incentive Plans--Awards in Last Fiscal Year."

Cash Bonus Program; Other Benefit Programs

         Employees of the Company and its subsidiaries, including executive officers, are eligible to participate in a cash bonus program. Bonuses are based on a percentage of base salary, which increases in graduated steps in the event that the Company achieves or surpasses budgeted earnings for the fiscal year. Since executive officers and other senior officers are in a better position to contribute to the achievement of such goals, the percentage of base salary that they are eligible to receive as a bonus is proportionately higher.

         The Company provides its employees with insurance protection plans, including medical, dental, life, accidental death and dismemberment, travel and accident, and disability insurance plans, and vacation and holiday plans. The Company also makes available to all of its employees, including its executive officers, a 401(k) plan which permits participants to make voluntary tax deferred contributions of up to 15% of annual compensation subject to various limitations. The Company does not match employee contributions to the 401(k) plan. The Company also has an employee stock ownership plan for the benefit of employees who have achieved a certain length of service. Executive officers are eligible to participate in all of these plans.

Tax Deductibility of Executive Compensation

         Section 162(m) of the Internal Revenue Code (the "Code") and related regulations provide that a public company may not deduct, for federal income tax purposes, compensation in excess of $1 million per year paid to the chief executive officer and the four other most highly compensated executive officers employed by the company at year-end, other than compensation which qualifies as "performance-based compensation" under the Code and related regulations or is otherwise exempt from the provisions of Section 162(m). In designing future compensation programs for the chief executive officer and other highly compensated executive officers, the Committee will take into account the deductibility of such compensation under Section 162(m).


                       Norman E. Baker, Committee Member
                       John T. Bean, Committee Member
                       W. Scott Blake, Committee Member
                       Dean M. Katsaros, Committee Member
                       Jerry D. Maahs, Committee Member
                       J. Michael Straka, Committee Member
                       Howard E. Zimmerman, Committee Chairman



COMMON STOCK PERFORMANCE

         The following graph compares, on a cumulative basis, the percentage changes since June 30, 1998 in (a) the total shareholder return on the Common Stock, (b) the total return of all companies listed on The NASDAQ Stock Market ("NASDAQ Composite"), and (c) the total return of financial institutions traded on the NASDAQ Market ("NASDAQ Bank"). The Company's common stock was registered under Section 12(b) of the Securities Exchange Act of 1934 on June 25, 1998, and information is therefore provided only since June 30, 1998.

         There is no established public trading market for the Company's common stock, and the Company is aware of only isolated transactions in its Common Stock in 1998. The information provided for the Company is based on changes in book value and may not be representative of shareholder return.


                                        6/30/98                12/31/98
                                        -------                --------


CENTRAL ILLINOIS BANCORP, INC.           100.00                 104.63

NASDAQ BANK                              100.00                  86.57

NASDAQ COMPOSITE                         100.00                 115.90



                                   PROPOSAL 2

                          APPROVAL OF 1999 STOCK OPTION
                               AND INCENTIVE PLAN

         On March 25, 1999, the Board of Directors approved the Central Illinois Bancorp, Inc. 1999 Stock Option and Incentive Plan (the "1999 Plan"). The 1999 Plan provides for the grant of options to acquire shares of the common stock to
(1) key employees of the Company and its subsidiaries, (2) non-employee directors of the Company, and (3) non-employee directors of the Company's subsidiaries, including outside directors of the Company's subsidiary banks. The purpose of the 1999 Plan is to enable the Company and its subsidiaries to attract, retain and reward key employees and non-employee directors by offering them an opportunity to have a greater proprietary interest in and closer identity with the Company and its financial success.

         Since 1992, the Board of Directors has adopted, and the Company's shareholders have approved, a total of 12 stock option plans for the benefit of key employees of the Company and its subsidiaries, non-employee directors of the Company, and non-employee directors of the Company's subsidiaries. As of March 31, 1999, options to acquire a total of 5,795 shares of common stock were outstanding under these plans.

         If the 1999 Plan is approved by the shareholders, the Company intends to merge all of its existing stock option plans into the 1999 Plan. Subject to the execution of a new option award agreement with each option holder, each option that was granted under an existing plan will be governed by the 1999 Plan, although no changes will be made to the number of shares subject to the option, the exercise price, the vesting schedule, the date of grant or the expiration date. Several provisions of the 1999 Plan, such as those relating to the transferability of options or the payment method upon exercise of an option, differ from the provisions in the existing stock option plans.

         A total of 11,750 shares will be authorized for issuance under the 1999 Plan. Of that amount, 5,795 shares will be reserved for issuance upon the exercise of options outstanding under the merged stock option plans, and 5,955 shares will be available for future grants under the 1999 Plan.

         A copy of the 1999 Plan is attached as Appendix A to this proxy statement. The following discussion of the material features and provisions of the 1999 Plan is qualified in its entirety by reference to Appendix A.

VOTE REQUIREMENT

         The affirmative vote of a majority of the votes cast by the holders of common stock present, in person or by proxy, and entitled to vote at the 1999 annual meeting is required in order to approve the 1999 Plan. Abstentions will be counted in determining the total number of votes cast on the proposal at the 1999 annual meeting. As a result, an abstention will have the same effect as a vote "against" the approval of the 1999 Plan. Broker non-votes will not be counted as entitled to vote and will thus not count for purposes of determining whether or not a quorum is present. Provided that a quorum is present, broker non-votes will have no effect on the outcome of the vote on the 1999 Plan.

EFFECT OF VOTE ON OUTSTANDING OPTIONS

         Options granted under the existing stock option plans will remain outstanding whether or not the 1999 Plan is approved by the shareholders. If the 1999 Plan is not approved by the Company's shareholders, the existing stock option plans will remain in effect.

ADMINISTRATION

         Under the terms of the 1999 Plan, a committee of no fewer than three non-employee directors (the "Committee") appointed by the Board of Directors will administer the plan. The Company anticipates that the Personnel/Compensation Committee of the Board of Directors will serve as the Committee under the 1999 Plan. The Committee has the authority to interpret the 1999 Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of options granted under the 1999 Plan (which need not be identical), and make other determinations as it deems necessary and advisable for the administration of the 1999 Plan. The Committee also has the authority to delegate decisions with respect to Options granted to key employees who are not elected officers or directors of the Company or its subsidiaries to any elected officer of the Company and to delegate decisions with respect to Key Employees who are elected officers of the Company or its subsidiaries (other than the Chief Executive Officer of the Company) to the Chief Executive Officer.

         Any decision by the Committee or the Chief Executive Officer to grant an award under the 1999 Plan is subject to ratification by the Board of Directors of the Company. The Company will also require the Board to ratify any decision that affects the terms or conditions of options awarded to elected officers or directors of the Company or its subsidiaries.

SHARES SUBJECT TO THE 1999 PLAN

         If the 1999 Plan is adopted, 11,750 shares of common stock will be authorized for issuance under the plan, which amount includes 5,795 shares reserved for issuance upon the exercise of outstanding options granted under the existing stock option plans and 5,955 shares available for future grants under the 1999 Plan. Common stock issued upon the exercise of options granted under the 1999 Plan may be either authorized but unissued shares or shares reacquired by the Company and held in treasury. The grant of an option will reduce the number of shares of common stock available for grant under the 1999 Plan by the number of shares of common stock subject to such option. If an option granted under the 1999 Plan expires unexercised, terminates or lapses, any shares of common stock subject to such option will again be available for grant.

         In the event that shares of the Company's common stock are subdivided or consolidated as a result of a reorganization, stock split, payment of a stock dividend, reverse stock split or other change in the Company's capitalization, the Committee has the authority to make appropriate adjustments in the shares of common stock available for issuance under the 1999 Plan, the number of shares subject to options that may have been or may be awarded to any participant in any 12-month period, the price, number of shares of common stock or kind of securities subject to outstanding options, or the terms of such options in order to prevent dilution or enlargement of rights under the options. In addition, the Board may also change the kind of securities available for grant under the 1999 Plan to reflect any such corporate changes.

ELIGIBILITY

         Only the following persons will be eligible to participate in the 1999
Plan:

         -     key employees of the Company or its subsidiaries,

         -     non-employee directors of the Company, and

         -     non-employee directors of the Company's subsidiaries.

         The Committee or the Chief Executive Officer has the discretion to determine which employees constitute key employees to whom options will be awarded under the 1999 Plan, and there is therefore no fixed number of employees eligible to participate in the 1999 Plan. In 1998, options were awarded to a total of 41 key employees. As of the date hereof, a total of eight non-employee directors on the Company's Board of Directors and 24 other persons who are non-employee directors of the Company's bank and non-bank subsidiaries will also be eligible to participate in the 1999 Plan.

TYPES OF OPTIONS

         Options granted to key employees will be either incentive stock options ("ISOs") intended to qualify under Section 422 of the Code, or non-statutory options ("NSOs") not intended to qualify under Section 422 of the Code. All options granted to non-employee directors of the Company or non-employee directors of the Company's subsidiaries under the 1999 Plan will be NSOs. For a description of the differing tax consequences of ISOs and NSOs to the optionee and the Company, see "Federal Income Tax Consequences."

GRANT OF OPTIONS

         Under the 1999 Plan, the Committee may grant options to key employees or non-employee directors at any time. The Committee or Chief Executive Officer, as the case may be, will determine the number of shares of common stock subject to options to be granted to each key employee or non-employee director. During any 12-month period, the Committee may not grant to any single key employee under the 1999 Plan options to acquire more than 1,000 shares, as such number may be adjusted from time to time as a result of a recapitalization, stock dividend, stock split or similar corporate event. No participant in the 1999 Plan may hold or exercise options for the purchase of an aggregate number of shares in excess of 25% of the total number of shares available for future grants of options under the 1999 Plan, as such number may be adjusted from time to time as a result of a recapitalization, stock dividend, stock split or similar corporate event.

OPTION PRICE

         The purchase price per share of common stock to be paid by a key employee or non-employee director upon the exercise of either an ISO or a NSO will be at least 100 % of the fair market value of a share of common stock on the date on which the option was granted. NSOs granted under certain existing Company stock option plans were granted at an exercise price of more than 100% of the fair market value of a share of common stock on the date of grant. In the case of an ISO granted to a key employee owning more than 10% of the voting stock of the Company or its subsidiaries, the price will be at least 110% of the fair market value of the common stock on the date of grant.

         Under the 1999 Plan, if the common stock is principally traded on a national securities exchange or the Nasdaq Stock Market's National Market at the time of grant, the Company is required to use, as fair market value, the average of the closing prices of the common stock for the 10 consecutive trading days immediately before the date of grant. If the common stock is traded on a national securities exchange or the Nasdaq Stock Market's National Market, but no closing prices are reported for such 10-day period, or if the common stock is principally traded in the over-the-counter market, the Company is required to use, as fair market value, the average of the mean between the bid and asked prices reported for the Company's common stock at the close of trading during such 10-day period before the date of grant. If the common stock is traded neither on a national securities exchange or the Nasdaq Stock Market's National Market nor in the over-the-counter market or if bid and asked prices are otherwise not available, the Committee has the right to determine, in good faith, the fair market value of the common stock on the date of grant, subject to ratification of the grant by the Board of Directors.

EXERCISABILITY OF  OPTIONS

         The Committee or, to the extent that such authority has been delegated to the Chief Executive Officer, the Chief Executive Officer will determine, at the time of grant, when each option granted under the 1999 Plan will become exercisable. Notwithstanding the foregoing, all options held by a key employee or a non-employee director of the Company or its subsidiaries will become immediately exercisable, whether or not exercisable at the time, upon the death or disability of the key employee or non-employee director or on a "change in control" of the Company, as defined in the 1999 Plan. See "--Expiration of Options; Effect of Termination of Employment or Service," and "-- Provisions Relating to a 'Change in Control' of the Company."

EXPIRATION OF OPTIONS; EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE

         No option will be exercisable more than ten years from the date the option is granted, and no ISO granted to a key employee owning more than 10% of the voting stock of the Company or its subsidiaries will be exercisable more than five years from the date the ISO is granted.

         Death or Disability. If a participant in the 1999 Plan ceases to be an employee or a non-employee director of the Company or its subsidiaries due to death or disability (as determined by the Committee or the Chief Executive Officer, as applicable), the participant or his or her beneficiary or permitted transferee, as the case may be, will be permitted to exercise any options held by the participant on the date of termination of employment or service on the board, whether or not exercisable as of such date, for a period of 12 months following such date, but in no event later than the expiration date of the options.

         Termination by the Company without Cause. If the Company or any of its subsidiaries terminates a participant's employment with, or service on the board of, the Company or its subsidiaries without cause, the participant will be permitted to exercise any options that were exercisable upon the date of termination of employment or service for a period of 90 days following such date, but in no event later than the expiration date of the options.

         Termination for Cause; Voluntary Resignation. If (1) the Company or any of its subsidiaries terminates a participant's employment with, or service on the board of, the Company or its subsidiaries for cause, or (2) the participant voluntarily resigns all employment with, or service on the board of, the Company or its subsidiaries, all options held by the non-employee director or key employee, whether or not exercisable at the date of termination of employment service, will be null and void and will terminate. Termination for cause includes termination for willful misconduct, willful and substantial non-performance of duty, incompetence, breach of trust, personal dishonesty, conviction of any felony, and similar reasons.

PAYMENT OF EXERCISE PRICE FOR OPTIONS

         Under the 1999 Plan, payment for shares purchased upon exercise of an option may be made by any of the following methods, subject to certain requirements in the 1999 Plan: (i) in cash, paid by either the option holder or a broker to whom the optionee has tendered the option; (ii) in shares of common stock, delivered to the Company and valued at the fair market value of such shares on the date of exercise, provided that such shares were held by the option holder for not less than six months prior to the date of exercise of the option; (iii) by any other medium of payment that the Committee or the Chief Executive Officer, as applicable, has authorized at the time of grant (other than the withholding of shares issuable upon the exercise of options); or (iv) by any combination of the preceding methods.

TRANSFER OF OPTIONS

         Under the 1999 Plan, an ISO may not be sold, assigned or otherwise transferred. A Plan participant may sell, assign or otherwise transfer NSOs only to:

         -   his or her spouse or lineal descendant;

         - the trustee of a trust for the primary benefit of his or her spouse or lineal descendant;

         - a partnership of which his or her spouse and lineal descendants are the only partners; or

         -   a charitable organization.

These assignments will only be permitted if the assigning key employee or non-employee director does not receive any compensation in connection with the assignment and the assignment is expressly approved by the Committee.

PROVISIONS RELATING TO A "CHANGE IN CONTROL" OF THE COMPANY

         For purposes of the 1999 Plan, a "change of control" will be deemed to have occurred if any of the following events occurs:

         - any individual, entity, or group acquires beneficial ownership of 15% or more of the outstanding capital stock of the Company entitled to vote in the election of directors (the "Voting Stock");

         - the commencement by an entity, person, or group (other than the Company or a subsidiary of the Company) of a tender offer or an exchange offer for more than 15% of the outstanding Voting Stock of the Company;

         - the effective date of (A) a merger or consolidation of the Company with one or more other corporations as a result of which the holders of the outstanding Voting Stock of the Company immediately prior to such merger or consolidation hold less than 60% of the voting stock of the surviving or resulting corporation, or (B) a transfer of substantially all of the assets of the Company other than to an entity of which the Company owns at least 80% of the voting stock;

         - the election to the Board of Directors of the Company, without the recommendation or approval of the incumbent Board, of the lesser of: (A) three directors; or (B) directors constituting a majority of the number of members of the Board of Directors then in office;

         - the occurrence of any transaction, merger or consolidation of the Company whereby the chief executive officer of the Company immediately prior to the consummation of such transaction is not the chief executive officer of the surviving or resulting company and the members of the Board, or any number thereof immediately prior to the consummation of such transaction, do not constitute a majority plus one director of the total number of directors appointed to the Board of the surviving or resulting company; or

         -   the liquidation or dissolution of the Company.

INDEMNIFICATION OF  THE COMMITTEE

         The Company will indemnify the members of the Committee and its delegatees and the Chief Executive Officer against (1) reasonable expenses incurred in connection with the defense of any action, suit or proceeding to which they may be a party by reason of any action taken or failure to act in connection with the 1999 Plan and (2) against all amounts paid by them in settlement of or satisfaction of a judgment entered in any such action, suit or proceeding, except in cases where a Committee member is adjudged liable for gross negligence or gross misconduct in the performance of his or her duties.

AMENDMENT AND DURATION

         The Board may terminate, suspend, or amend the 1999 Plan at any time without the authorization of shareholders to the extent allowed by law or the rules of any applicable national securities exchange or other market on which the Company's shares are then listed or quoted.

         Unless required by law, no termination, suspension, or amendment of the 1999 Plan may adversely affect options outstanding under the 1999 Plan, without the consent of the owners of the options.

NEW PLAN BENEFITS

         The Board of Directors has not proposed any option grants to be awarded if the 1999 Plan is approved by the shareholders. As a result, benefits under the 1999 Plan in 1999 or thereafter are not determinable. For information on option grants to the Company's named executive officers in 1998, see "Option Grants in Last Fiscal Year - Potential Realizable Value." For information on option grants to the Company's non-executive directors as a group in 1998, see "Directors' Fees and Compensation."

         On February 25, 1998, the Company's executive officers as a group were granted a total of 372 options, the Company's non-executive subsidiary directors as a group were granted a total of 220 options, and the Company's non-executive officer employees and the executive and non-executive officer employees of the Company's subsidiaries, as a group, were granted a total of 1,570 options. All of these options had an exercise price of $1,960.56 and a term of ten years. Subsequent to February 25, 1998, a total of 231 options were granted to other non-executive officer employees at exercise prices between $1,971.58 and $2,279.27, each with an expiration date ten years from the date of grant. In each case, the exercise price was fixed at 1.75 times the book value of the common stock as of the last day of the calendar month on or immediately preceding the date of grant. All of these categories of employees and directors will be eligible to participate in the 1999 Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Under present U.S. federal income tax laws, awards under the 1999 Plan will have the following tax consequences.

         The grant of any option under the 1999 Plan will not give rise to taxable income to the option holder or to a deduction for the Company. The tax consequences upon exercise of the option or upon sale of the shares of common stock acquired upon exercise of the option will depend upon whether it is an ISO or a NSO.

         In the case of an ISO, the option holder does not ordinarily recognize income, and the Company is not entitled to a deduction, at the time of exercise of the option. The excess of the fair market value of the common stock at the date of exercise over the exercise price is, however, a tax preference item and may lead to alternative minimum tax liability for the option holder at the time of exercise of the option.

         The option holder will be subject to taxation at the time the shares of common stock acquired upon exercise of the option are sold. If, at the time of sale,

         (1) the option holder has held the common stock acquired upon exercise of the option for at least two years from the date the option was granted and one year from the date the option was exercised, and

         (2) the option holder was an employee of the Company or a subsidiary of the Company continuously from the date of grant until at least three months before the date of exercise (or one year before the date of exercise if the option holder's employment terminated because of disability), any amount realized upon sale of the common stock in excess of the exercise price will be taxable to the optionee as long-term capital gain and any loss will constitute long-term capital loss. In such event, the Company will not be entitled to a deduction at the time of sale. If, however, the sale occurs within two years of the date of grant of the option or one year of the date the option was exercised, the lesser of (1) the excess of the fair market value of the common stock on the date of exercise over the exercise price, or (2) the excess of the sale price over the exercise price will be taxable to the option holder as ordinary income. Under such circumstances, the Company will be entitled to a deduction in the year that the sale occurs in an amount equal to the income realized by the option holder.

         In the case of a NSO, or in the case of an ISO with respect to which the option holder does not satisfy the continuous employment requirement referred to in the preceding paragraph, the option holder will recognize as ordinary income upon exercise of the option an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. The Company will be entitled to a deduction in an amount equal to, and at the same time that, income is recognized by the option holder, provided that the Company complies with applicable withholding tax requirements. Upon disposition of the shares of common stock subject to the option, the option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the shares of common stock were held prior to disposition, equal to the difference between the amount realized on disposition and the option holder's adjusted basis in the common stock acquired upon exercise of the option.

         If the option holder pays the exercise price of an option in cash, his or her original tax basis in the common stock acquired upon exercise of the option will be equal to the sum of the exercise price paid plus the amount that the option holder is required to recognize as income as a result of the exercise of the option. If the option holder pays the exercise price of an option by tendering other common stock then owned by the option holder, the option holder will not recognize any gain or loss on the tendered stock, and the option holder's original tax basis for an equal number of shares of common stock acquired upon exercise of the option will be the same as the option holder's adjusted tax basis in the tendered stock. The remaining acquired common stock will have an original tax basis equal to the sum of the amount paid in cash, if any, plus any amount which the option holder is required to recognize as income as a result of the exercise of the option.

         In lieu of providing cash to the Company to pay withholding tax liability upon exercise of an option, the option holder may authorize the Company to withhold shares to be issued pursuant to the exercised option in payment for such tax liability or may tender common stock he or she owned prior to the exercise of the option in payment of the tax withholding amount due. Use of such shares may result in the recognition, for tax purposes, of gain or loss by the option holder on the shares tendered to the Company to satisfy the option holder's tax liability. Shares withheld or otherwise delivered to the Company in payment for withholding tax liabilities will be valued at their fair market value as of the date on which the amount of tax to be withheld is determined.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1999 PLAN. UNLESS OTHERWISE DIRECTED IN THE PROXY, THE PERSONS NAMED IN THE ACCOMPANYING PROXY INTEND TO VOTE THE PROXY "FOR" PROPOSAL 2.

                                   PROPOSAL 3

                      PROPOSED REINCORPORATION IN WISCONSIN

         On April 29, 1999, the Company's Board of Directors unanimously approved and, for the reasons described below, unanimously recommends that the Company's shareholders approve a proposal that provides, among other things, for a change in the Company's state of incorporation from Illinois to Wisconsin (the "Reincorporation"). The Reincorporation, if approved, will not result in any change in the business, operations, assets or liabilities of the Company. There will also be no change in the Company's management. Those persons who are directors (including persons who are elected directors at this meeting) or officers of the Company on the date of the Reincorporation will be directors or officers of the Company following the Reincorporation.

         If the Reincorporation is approved, however, the Company's corporate affairs will be governed by a new corporate charter and by-laws, which differ, in a number of material respects, from its existing charter and by-laws. The Company's corporate affairs will also be governed, not by Illinois, but by Wisconsin law. As a result, approval of the Reincorporation will have a material effect on how the Company is governed and on your rights, powers and privileges as a shareholder.

         As part of the Reincorporation, the Company will also change its name to CIB Marine Bancorp, Inc. ("CIB Marine"). The proposed new name combines the names of the Company's Illinois and Indiana subsidiary banks with the name of its Wisconsin subsidiary savings bank.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         The Company has undergone a number of significant changes since its incorporation as an Illinois corporation in 1985. In September 1987, a group of investors led by J. Michael Straka, the president and chief executive officer of the Company, acquired all of the common stock of the Company. At the time of the acquisition, the Company was headquartered in, and its operations were limited to, Sidney, Illinois. Since that time, the Company has significantly expanded its operations, first in Central Illinois and more recently in the Chicago, Milwaukee, and Indianapolis metropolitan areas. The Company currently has a total of 35 full-service banking facilities in Illinois, Wisconsin and Indiana, and has recently filed an application to establish a de novo thrift in Nebraska. During 1998, the Company moved its principal executive offices to Pewaukee, Wisconsin, so that management could be nearer to the Company's more rapidly growing operations in the Chicago and Milwaukee metropolitan areas.

         By 1998, the number of holders of record of the Company's common stock also exceeded 500, and the Company was required to register its common stock under the Securities and Exchange Act of 1934. The Company became a public company in June 1998. The Board of Directors anticipates that the Company may issue additional common stock in a public offering in late 1999 or at a later date, if the Company needs to raise additional capital and the Board of Directors determines that market conditions are favorable.

         In light of the changes to the Company since the time of its incorporation and its current status as a public company, the Board of Directors recently reviewed, with the assistance of legal counsel, the Company's existing Illinois articles of association (the "Illinois Articles") and Illinois by-laws (the "Illinois By-laws") to determine whether any changes were appropriate. The Illinois Articles and Illinois By-laws contain relatively few provisions intended to strengthen the ability of the Company's Board of Directors to negotiate more favorable terms for the Company's shareholders in the event of an unsolicited takeover attempt. The Board of Directors concluded that it was appropriate to adopt such provisions even though such provisions may also have the effect of discouraging unsolicited takeover offers that some of its shareholders might find attractive.

         The Board of Directors also reexamined, at the same time, the appropriateness of the Company's choice of Illinois as its legal domicile for corporate law purposes. The Board of Directors concluded that there were certain advantages to changing the Company's state of incorporation from Illinois to Wisconsin. Although there are many similarities between Wisconsin and Illinois corporate law, Wisconsin corporate law provides more statutory antitakeover protection than Illinois corporate law and provides for mandatory indemnification of officers and directors. The Board of Directors believes that the indemnification provisions, in particular, are of value in that they will permit the Company to continue to attract and retain qualified persons to serve as directors and to encourage the effective exercise of directors' business judgment by providing a greater degree of assurance to the directors that they can act within a wider range of discretion without the threat of litigation.

         The Board of Directors also believes that there may be benefits to conforming the Company's state of incorporation to the location of its principal executive offices. For example, now that it is headquartered in Wisconsin, the Company will be in a better position to have an impact on legislation affecting Wisconsin corporations, than legislation affecting Illinois corporations. Although the Company is not presently involved in any material litigation, reincorporating in Wisconsin will also make it more likely that any corporate disputes involving the Company will be resolved in the same jurisdiction in which its principal executive offices are located.

         Reincorporating in Wisconsin will result in a one-time filing charge of $10,000. It will neither increase nor reduce the annual franchise taxes the Company pays in Illinois or any other state in which it conducts business.

MEANS OF EFFECTING THE REINCORPORATION; EFFECTIVE DATE

         In order to effect the reincorporation, the Company intends to form a new, wholly-owned Wisconsin corporation which will be called CIB Marine Bancshares, Inc. ("CIB Marine"). The Board of Directors has approved a Plan of Merger (the "Merger Agreement") which provides for the merger of the Company into CIB Marine. A copy of the Merger Agreement is attached as Appendix B to this proxy statement. Under the terms of the Merger Agreement, CIB Marine will be the surviving corporation, and the articles of incorporation of CIB Marine (the "Wisconsin Articles") and the by-laws of CIB Marine (the "Wisconsin By-laws") will become the articles and by-laws of the surviving corporation. Copies of the Wisconsin Articles and Wisconsin By-laws are attached as Appendices C and D to this proxy statement.

         Under the terms of the Merger Agreement, each share of the Company's Common Stock which is issued and outstanding as of the date of the Reincorporation will be automatically converted into one share of common stock of CIB Marine. Outstanding options to purchase shares of the Company's Common Stock will be automatically converted into options to purchase the same number of shares of common stock of CIB Marine. All of the assets, liabilities and other properties of the Company will become assets, liabilities and properties of CIB Marine in accordance with applicable Illinois and Wisconsin law.

         If the Reincorporation is approved by the shareholders, the Board of Directors expects to consummate the merger to effect the reincorporation as promptly as possible following the annual meeting. The Company expects to obtain, prior to consummation of the Reincorporation, written confirmation from the Federal Reserve Board that the change in the Company's state of incorporation will not require any action or approval by the Federal Reserve Board. Under the terms of the Merger Agreement, the Board of Directors may abandon the merger at any time if it determines, in its sole discretion, that the reincorporation is not in the best interests of the Company and its shareholders.

REQUIRED VOTE; DISSENTERS' RIGHTS

         The affirmative vote of the holders of a majority of the outstanding Common Stock is required for approval of the Reincorporation. Abstentions and broker non-votes will have the same effect as a vote against the reincorporation. A vote for approval of the reincorporation will constitute specific approval of the merger between the Company and its newly formed Wisconsin subsidiary, as well as other matters included in the description of the Reincorporation in this proxy statement.

         Shareholders of the Company whose shares are not voted in favor of the reincorporation will have the right to dissent from the merger and to receive the fair value of their shares under Illinois law. See "--Rights of Dissenting Shareholders," below.

CHANGES IN THE COMPANY'S ARTICLES AND BY-LAWS TO BE EFFECTED BY THE REINCORPORATION

         The following discussion summarizes the (1) material differences between the Illinois Articles and Illinois By-laws and the Wisconsin Articles and Wisconsin By-laws and (2) material differences between the provisions of the Illinois Business Corporation Act (the "IBCA") and the Wisconsin Business Corporation Law (the "WBCL") . The discussion is qualified in its entirety by reference to the Wisconsin Articles and Wisconsin By-laws attached as Appendices C and D. In the discussion which follows, we sometimes refer to the Company in its current status as an Illinois corporation as the "Company" and to the proposed Wisconsin corporation as "CIB Marine."

CAPITAL STRUCTURE

         The Company. The Illinois Articles authorize the issuance of 50,000,000 shares of Common Stock, $1.00 par value. As of the date of this proxy statement, 107,153 shares of Common Stock are issued and outstanding. No preferred stock is authorized, and there is therefore no class of stock with rights superior to the Common Stock with respect to the payment of dividends or upon the liquidation, dissolution or winding up of the Company. Under the IBCA, the Board of Directors may authorize the issuance of additional shares of Common Stock, up to the maximum number of shares authorized under the Illinois Articles, without any further action by the shareholders.

         CIB Marine. If the Reincorporation is approved, the Wisconsin Articles will authorize the issuance of the same number (50,000,000) shares of common stock, $1.00 par value, and 5,000,000 shares of preferred stock, $1.00 par value. Each of the 107,153 outstanding shares of the Company's Common Stock will be automatically converted in the Merger into one share of CIB Marine common stock.

         Under the WBCL (as under the IBCA), the Board of Directors may authorize the issuance of additional shares of common stock, up to the maximum number of shares authorized under the Wisconsin Articles, without any further action by the shareholders. In addition, the Board of Directors of CIB Marine will have the right to authorize the issuance, and fix the rights, terms and preferences, of one or more series of preferred stock, without further action by the shareholders. As a result, the Board of Directors will have the authority to issue shares of preferred stock which have voting rights and take precedence over the common stock with respect to both the payment of dividends and payments upon the liquidation of the Company.

         The Board of Directors has no present intention of issuing shares of preferred stock. By authorizing such shares under the Wisconsin Articles, however, the shareholders will be giving the Board of Directors the ability to take timely advantage of market conditions and issue such shares, should the need arise. Although the Board of Directors has no present intention of using shares of preferred stock for such purposes, the ability to authorize and issue shares of preferred stock could also be used, in certain circumstances, to discourage or render more difficult a change in control of CIB Marine. For example, the Board of Directors could authorize the issuance of shares of voting preferred stock to dilute the voting power of a person seeking to gain control of CIB Marine or it could privately place shares of voting preferred stock with purchasers who might be expected to support the Board of Directors in opposing a change of control. The Board could also issue a series of preferred stock in one or more transactions with terms that might make the acquisition of a controlling interest in CIB Marine more difficult or costly.

ELECTION OF DIRECTORS

         The Company. The Illinois By-laws provide that the Board of Directors will consist of ten persons. The IBCA permits, and the Illinois By-laws provide, that the Company's Board of Directors is to be divided into three classes of directors, with each class serving a staggered term of three years. Under the Illinois By-laws, directors are elected by a majority vote of the shares present in person or by proxy at a shareholders meeting and entitled to vote.

          The Company believes that serving staggered terms promotes continuity and stability in the Company's board of directors, since at any time a majority of the directors on the Board generally will have had previous experience as directors. Staggered terms have the effect, however, of making it more difficult to change the composition of the Board in a relatively short time since at least two annual meetings of the shareholders, instead of one annual meeting, is generally required to replace a majority of the directors on the Board.

         Since the provision establishing a staggered board is included in the Illinois By-laws, shareholders can amend or eliminate the provision, and circumvent the antitakeover effect of a staggered board, by a simple majority vote at any meeting at which more than 50% of the outstanding shares of common stock are present or represented by proxy. The Illinois Articles and Illinois By-laws impose no restrictions on the ability of shareholders to bring such business before an annual or special meeting.

         CIB Marine. The Wisconsin Articles provide that the number of directors of the corporation is to be initially fixed at ten and thereafter may be fixed, from time to time, by resolution adopted by a majority of the number of directors that would have been in office at the time if there were no vacancies on the Board of Directors (the "Whole Board"). The WBCL permits, and the Wisconsin Articles provide, that the Board of Directors of CIB Marine will also be divided into three classes, with each class serving a term of three years. Under the WBCL, unless otherwise provided in a corporation's articles of incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. The Wisconsin Articles do not provide otherwise. The nominee who receives the most votes will therefore be elected, whether or not the number of votes received constitutes a majority of the votes cast at the meeting.

         The provision establishing a staggered board is included, not in the Wisconsin By-laws, but in the Wisconsin Articles. The Wisconsin Articles expressly provide that the provision establishing a staggered board may be amended only by (1) the vote of a majority of the outstanding shares entitled to vote in the election of directors, if and only if, the amendment has first been approved by a vote of 75% of the Whole Board, and (2) otherwise, by the vote of 80% of the outstanding shares of CIB Marine stock then entitled to vote in the election of directors. As a result, it will much more difficult for a shareholder of CIB Marine to circumvent the effects of a staggered board.

FILLING OF VACANCIES ON THE BOARD; REMOVAL OF DIRECTORS

         The Company. The Illinois By-laws provide that vacancies on the Board of Directors may be filled by shareholders at any annual or special meeting. The Illinois By-laws further provide that directors have the right to fill vacancies resulting from an increase in the size of the board. However, any director appointed by the Board of Directors to fill such a vacancy will serve only until the next annual meeting of shareholders. At that point, he or she must be elected by the shareholders.

         The Illinois By-laws also provide that shareholders may remove directors, with or without cause, at any annual or special meeting of the shareholders by an affirmative vote of a majority of the outstanding shares entitled to vote generally in the election of directors. The notice of meeting must specifically state that a proposal to remove the director will be brought before the meeting and must identify the director or directors whose removal will be sought.

         These two provisions, in combination, enable shareholders, in a single meeting, to remove one or all of the directors, without cause, and to fill the vacancies created by such removal with their own nominees. As a result, they enable shareholders to circumvent the antitakeover effect of a staggered board.

         CIB Marine. The Wisconsin Articles and Wisconsin By-laws provide that, not the shareholders, but a majority of the Board of Directors has the right to fill vacancies on the board, no matter how the vacancy is created. Any director appointed to fill a vacancy on the board will serve out the term of the class of directors to which he or she is appointed.

         The Wisconsin Articles and Wisconsin By-laws further provide that any director or the entire Board of Directors may be removed from office at any time, but only for cause, and only upon the affirmative vote of 80% of the outstanding shares entitled to vote generally in the election of directors. The WBCL does not define "cause." What constitutes "cause" is determined by the courts and generally involves fraud, criminal conduct, or abuse of office amounting to a breach of fiduciary duty to the corporation.

         These provisions, in combination, prevent a substantial shareholder from circumventing the purposes of a staggered board by removing incumbent directors without cause and then filling the vacancies with its own nominees. Such provisions will, however, make it more difficult to remove a director even when a large number of shareholders are dissatisfied with the director's performance. In particular, the burden of having to prove cause will make removal of a director much more difficult than at present.

RIGHT OF SHAREHOLDERS TO CALL SHAREHOLDER MEETINGS

         The Company. The IBCA and the Illinois By-laws provide that special meetings of shareholders may be called by the Chairman, the President, or the Board of Directors, and they require the President to call a special meeting at the request of the holders of not less than one-fifth of the outstanding shares entitled to vote on the matter for which the meeting is called. Neither the IBCA nor the Illinois By-laws specify procedures which must be followed by shareholders in order to call a special meeting.

         CIB Marine. The Wisconsin By-laws also provide that the Chairman, the President or the Board of Directors may call special meetings of shareholders. The WBCL requires, and the Wisconsin By-laws provide, that the Chairman or President must call a special meeting of shareholders upon the request of the holders of not less than one-tenth of the votes entitled to be cast on the matter to be considered at the meeting. If the Reincorporation is approved, shareholders holding significantly fewer shares of the Company's common stock will be therefore permitted to demand that a special meeting be called.

         Unlike the Illinois By-laws, however, the Wisconsin By-laws require shareholders to follow certain procedures if they propose to call a special meeting. More specifically, the Wisconsin By-laws require any shareholder who proposes to call a special meeting to deliver a signed demand to the Board of Directors, (1) specifying his name, address, and the number of shares of CIB Marine stock he or she holds of record or beneficially and the purpose or purposes for which the special meeting is to be called and (2) requesting the Board of Directors to fix a special record date for determining shareholders entitled to demand that a special meeting be called. Shareholders who hold, in the aggregate, 10% of the outstanding shares of CIB Marine stock entitled to vote on the matter for which the meeting is called are required to submit signed demands, containing similar information, within 70 business days of the record date fixed by the Board of Directors for such purposes. In addition, shareholders who actively participate in the solicitation of proxies (or, if fewer than ten shareholders submit demands, all of the shareholders who submit demands) must enter into an agreement to pay CIB Marine's costs of holding the special meeting, including its costs in soliciting proxies in opposition to the shareholder proposal, if the proposals brought by the shareholders at the special meeting are not approved.

         These procedures are intended to ensure that shareholders who exercise their right to demand a special meeting do so in a sufficiently orderly manner to enable the Board of Directors to determine that the right has been properly exercised and to enable the Board of Directors to marshal a response to proposals that it believes are not in the best interests of CIB Marine and its shareholders. The requirement with respect to the payment of the costs of holding such a meeting is also intended to ensure that CIB Marine is not forced to bear the cost of calling a meeting to consider proposals which do not have the broad-based support of CIB Marine's shareholders. As a practical matter, however, the need to comply with such procedures and to assume responsibility for the costs of the meeting if the proposed business is not approved by the shareholders will make it more time-consuming and burdensome for shareholders to call a special meeting following the Reincorporation, notwithstanding the reduction in the percentage of shares required to demand such a meeting.

ADVANCE NOTICE OF SHAREHOLDER NOMINATIONS AND OTHER PROPOSALS

         The Company. The Illinois Articles and Illinois By-laws do not impose any procedural requirements upon shareholders who want to nominate a director or to bring business at an annual or special meeting. As a result, any shareholder who attends an annual or special meeting may nominate a director or introduce a proposal from the floor.

         CIB Marine. The Wisconsin By-laws establish advance notice requirements for the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors and for bringing any business proposal before an annual meeting of shareholders. In general, to comply with the advance notice requirements, a shareholder must deliver notice of the nomination or other business in writing to the Secretary of CIB Marine not less than 60 nor more than 90 days in advance of the first anniversary of the preceding year's annual meeting. Those dates are subject to adjustment if the date of an annual meeting is more than 30 days before or more than 60 days after the anniversary of the preceding year's annual meeting.

         If the notice is given in connection with a shareholder's nomination of a director, it must include certain information concerning the proposed nominee, including the information that would be required to be disclosed in a proxy statement under the Exchange Act in connection with the solicitation of proxies for the election of directors (e.g., information about the nominee's involvement in legal proceedings, background, and relationships with CIB Marine and the nominee's written consent to being named as a nominee and serving as a director). If the notice is given in connection with business that the shareholder proposes to bring before an annual meeting, the notice must include a brief description of the business to be brought, the reasons for conducting the business at the annual meeting, and any material interest of the shareholder in such business.

         If CIB Marine calls a special meeting of shareholders for the purpose of electing one or more directors, a shareholder must also comply with the advance notice and disclosure requirements in order to nominate a person for election to such a position. If CIB Marine calls a special meeting to consider any business other than the election of directors, the business brought before that meeting will be limited to the business specified in the notice of meeting. Shareholders will not have the right to propose business at a special meeting of shareholders called by the Board of Directors or upon the demand of other shareholders.

         The advance notice requirements in the Wisconsin By-laws are intended to ensure that shareholder nominations and proposals are brought before shareholder meetings in an orderly manner. They are also intended to give the Board of Directors adequate time to consider, and inform the Company's shareholders of the Board's views, concerning the qualifications of proposed nominees and the advisability or inadvisability of approving any other proposal brought before the shareholders. Such provisions may, however, have antitakeover effects since they will preclude a shareholder from using surprise tactics to nominate his or her own slate of directors or to propose a matter for approval at a shareholders' meeting. Shareholders will be required to forewarn the Board of Directors of their intent well in advance of the time that the nomination or proposal is made.

ACTION BY SHAREHOLDERS BY WRITTEN CONSENT

         The Company. Under the IBCA and the Illinois By-laws, the Company's shareholders may take, without a meeting, any action that could have been taken at an annual or special meeting, if a consent describing the action taken is signed (1) by all of the shareholders entitled to vote on the matter, or (2) by the holders of outstanding shares of the Common Stock having at least the minimum number of votes that would have been required to authorize the action at a meeting at which all shares entitled to vote on the action were present and voting. If the consent is less than unanimous, it will be effective only if written notice of the proposed action was delivered to all of the shareholders entitled to vote on the matter at least five days before the consent was signed and prompt notice of the taking of the action is delivered in writing to those shareholders who have not signed the consent. There is no requirement that the Board of Directors first approve the action taken by the shareholders.

         CIB Marine. Under the WBCL, shareholders may also take any action that could have been taken at a shareholders meeting by unanimous written consent. Action may be taken by less than unanimous consent, however, only if explicitly authorized by a corporation's articles of incorporation. The Wisconsin Articles do not permit shareholder action by less than unanimous consent. The probability of obtaining the written consent of all of the shareholders of a public company to any action is remote. As a result, if the Reincorporation is approved, shareholders, for all practical purposes, will be unable to act by written consent.

         The requirement that shareholder action be taken only by unanimous written consent will prevent the holders of a majority of CIB Marine's outstanding common stock from using the written consent procedure to effect a change in control that might be opposed by the Board of Directors. At the same time, however, this requirement, when combined with the advance notice requirements and the procedural requirements for calling a special meeting of shareholders, will result in a delay in the taking of any shareholder action which lacks the support of a majority of the Board, whether or not the action relates to a change of control. Shareholders will generally be required to wait until the next annual meeting of shareholders to nominate directors or introduce business or will be required to demand that a special meeting be called for the purpose of considering the proposed action, provided that such shareholders hold one-tenth of the shares entitled to vote on the matter. They will also have to comply, under these circumstances, with the advance notice and other requirements described above. The Board of Directors believes that such requirements will result in fuller and more careful consideration of any matters brought before the shareholders. They will also, however, make it much more time-consuming and burdensome for a shareholder to bring such proposals.

INSPECTION OF CORPORATE RECORDS

         The IBCA permits any shareholder of record to inspect the corporate records of a corporation upon a good faith showing of a proper purpose. In addition, the IBCA requires that a corporation make a shareholders' list available for inspection within 20 days after the record date or at least 10 days before a shareholders meeting, whichever is earlier, and permit the list to be inspected by any shareholder during the 10-day period before and during the meeting.

         By contrast, under the WBCL, in order to inspect and copy the corporate records of a corporation, including the shareholder list, a shareholder must be a shareholder of record and either have been a shareholder of record of the corporation for at least six months prior to making a demand or hold at least 5% of the outstanding shares of the corporation. As a result, a person will be unable to purchase a nominal number of shares for the sole purpose of obtaining access to CIB Marine's corporate records. As is the case under the IBCA, under the WBCL, a shareholder's demand must also be made for a proper purpose. In addition, under the WBCL, all shareholders may inspect the shareholder list for a meeting beginning two business days after the notice of a meeting of shareholders is given and ending at the conclusion of the meeting.

REQUIRED SHAREHOLDER VOTE FOR CERTAIN BUSINESS TRANSACTIONS

         Subject to certain limited exceptions, the IBCA requires the affirmative vote of the holders of two-thirds of the outstanding stock of a corporation entitled to vote on the matter to approve a proposed plan of merger, consolidation or exchange between an Illinois corporation and another corporation, the sale of all or substantially all of the assets of the corporation, other than in the ordinary course of business, or the voluntary liquidation of the corporation. The IBCA permits an Illinois corporation to include a provision in its articles of incorporation which supersedes that voting requirement, so long as the vote is not reduced to less than a majority of the outstanding shares. The Illinois Articles include a provision reducing the voting requirement to a majority of the outstanding shares.

         Subject to essentially the same limited exceptions as provided for in the IBCA, the WBCL requires the affirmative vote of the holders of a majority of the outstanding stock of a corporation entitled to vote on the matter to approve a proposed plan of merger, consolidation or exchange between a Wisconsin corporation and another corporation, the sale of all or substantially all of the assets of the corporation, other than in the ordinary course of business, or the voluntary liquidation of the corporation. Notice of the meeting in which the vote is to be taken must be sent to all shareholders, whether or not they are entitled to vote on the matter. As a result, the Reincorporation, if approved, will not result in a change in the shareholder vote required to approve mergers, consolidations, exchanges, asset sales or voluntary liquidations, unless the transaction comes within the scope of one or more of the antitakeover provisions described below under "Differences between the Antitakeover Provisions of the IBCA and the WBCL."

DIFFERENCES IN DISSENTERS' RIGHTS

         Under the IBCA, the Company's shareholders are entitled to dissent from a plan of merger, consolidation or exchange, asset sale or certain other transactions subject to shareholder approval and to receive payment of the "fair value" of their shares from the corporation if the transaction is completed. That right and the procedures required to be followed are more fully described below, under "Rights of Dissenting Shareholders." The right to dissent is not affected by the existence or non-existence of a public market for the shares. If a public market for the shares is available, an Illinois corporation may, however, instruct a shareholder who asserts dissenters' rights to sell his or her shares in the market. If the shareholder fails to sell the shares, the Illinois corporation can value those shares at the average closing price (if the shares are listed on a national exchange) or average of the bid and asked price quoted by their principal market-maker (if not listed on a national exchange) for the 10-day period after the instruction to sell was given.

         If the Reincorporation is approved, shareholders will have a right to dissent from the same types of transactions as the transactions from which they had the right to dissent before the Reincorporation (although their right to dissent from certain types of amendments to the Wisconsin Articles may be somewhat more restricted than under the IBCA). Under the WBCL and the Wisconsin Articles, however, except with respect to business combinations within the meaning of the WBCL Fair Price Statute (as described below), dissenters' rights are not available to holders of shares registered on a national securities exchange or quoted on Nasdaq's automated quotations system on the record date for a meeting of shareholders at which action is to be taken on a proposed transaction which would otherwise be subject to dissenters' rights.

         The Company's common stock is not currently listed on a national securities exchange or quoted on Nasdaq. It is unclear that the difference in dissenters rights under the IBCA and the WBCL would have a meaningful effect on a shareholder's dissenters rights if the Company's common stock were to be listed on an exchange or traded on Nasdaq at a later date. Under such circumstances, under the IBCA, the Company would have the right to direct a dissenting shareholder to sell his or her shares in the market or to treat the average market price, as specified above, as the measure of the fair value of the shares if the shareholder fails to sell them. As a result, a shareholder who exercises his or her dissenters' rights under the IBCA under such circumstances may not, as a practical matter, be in any better a position than a shareholder who lacks such rights under the WBCL. In either case, the shareholder will not receive any greater value for his or her shares than their then current market value in the public market in which the shares are then traded.

DIFFERENCES BETWEEN THE ANTITAKEOVER PROVISIONS OF THE IBCA AND THE WBCL

         As an Illinois corporation, the Company is currently protected by certain provisions of the IBCA which might be deemed to have an antitakeover effect. As a Wisconsin corporation, CIB Marine will be protected by similar and parallel provisions, together with certain other types of antitakeover provisions not included in the IBCA. The similarities and differences between these provisions are described below.

         Fair Price Statutes. The IBCA and the WBCL both include "fair price statutes" which require the approval of certain business transactions involving an "interested shareholder" by a super-majority vote of the shareholders entitled to vote on the matter, unless certain "fair price" and other requirements specified in the statute are met. Section 7.85 of the IBCA (the "Illinois Fair Price Statute") currently applies to the Company, and Sections
180.1130 to 180.1134 (the "Wisconsin Fair Price Statute") will apply to CIB Marine, if the Reincorporation is approved.

         Under Section 7.85 of the IBCA, the Company is precluded from entering into a "business combination" with an "interested shareholder" unless the transaction has been approved by (1) the holders of at least 80% of the outstanding shares of the Common Stock and (2) the holders of a majority of the shares of Common Stock not held by the interested shareholder or his or her affiliates or associates.

         A "business combination" is defined as (1) any merger, consolidation, or share exchange of the corporation or a subsidiary with an interested shareholder or any corporation which would become an affiliate or associate of the interested shareholder following the merger, consolidation or share exchange; (2) any type of encumbrance or disposition of the corporation's or a subsidiary's assets that involves an interested shareholder and represents 10% or more of the consolidated net worth of the corporation; (3) any issuance or transfer of securities of the corporation or its subsidiary to the interested shareholder; (4) the adoption of any plan or dissolution or liquidation proposed by the interested shareholder or in which an interested shareholder will receive anything other than cash; (5) any reclassification of securities, reorganization or recapitalization of the corporation or any merger, consolidation, or share exchange of the corporation with or involving any of its subsidiaries which has the effect of increasing the proportionate share of any outstanding class of securities of the corporation directly or indirectly owned by an interested shareholder. A "business combination" also includes any such transaction between the corporation and an associate or affiliate of an interested shareholder. An "interested shareholder" is defined as any individual, corporation or other entity which (1) is the beneficial owner of 10% or more of the outstanding voting stock of the corporation or (2) is an affiliate or associate of the corporation and was the owner of 10% or more of the outstanding voting stock of the corporation at any time within the two-year period immediately prior to the date on which a determination is being made as to whether such person is an interested shareholder.

         The super-majority voting requirement of Section 7.85 does not apply if
(1) the business combination has been approved by two-thirds of the "disinterested directors" or (2) certain procedural requirements and requirements relating to the fairness of the consideration to be paid are met. A "disinterested director" is defined as a member of the board of directors who
(1) is neither the interested shareholder nor an associate or affiliate of the interested shareholder, (2) was a member of the board of directors prior to the time that the interested shareholder became an interested shareholder or was recommended to succeed a disinterested director by a majority of the disinterested directors then in office, and (3) was not nominated for election as a director by the interested shareholder or any associate or affiliate of the interested shareholder.

         The Wisconsin Fair Price Statute does not apply to certain types of self-dealing transactions between a 10% shareholder and a corporation to which the Illinois Fair Price Statute applies. For example, it applies, only to sales of all or substantially all of the assets of the corporation to an interested shareholder (rather than encumbrances or sales of assets representing 10% or more of the consolidated net worth of the corporation) and does not apply to transfers of securities to, or reclassifications or reorganizations proposed for the benefit of, an interested shareholder. On the other hand, the Wisconsin Fair Price Statute requires that transactions with interested shareholders be approved, not by a simple majority, but by a two-thirds vote of the shares not held by the interested shareholder or his or her affiliates or associates.

         The Wisconsin Articles include a fair price provision which combines the more stringent requirements of the Illinois Fair Price Statute and the Wisconsin Fair Price Statute. It also applies to transactions between CIB Marine and an interested shareholder involving as little as 1% of the corporation's total assets (rather than 10% of the corporation's net worth).

         Business Combination Statutes. If the Reincorporation is approved, Sections 180.1140 to 180.1145 (the "Wisconsin Business Combination Statute") will apply to CIB Marine. The Wisconsin Business

Combination Statute prohibits a corporation from engaging in a business combination (other than a business combination of a type specifically excluded from the coverage of the statute) with an interested shareholder for a period of three years following the date the person becomes an interested shareholder, unless the board of directors either approved the business combination or approved, in advance, the acquisition of the stock that resulted in the person becoming an interested shareholder. Business combinations after the three-year period following the stock acquisition date are permitted only if (1) the board of directors approved the acquisition of the stock prior to the acquisition date, (2) the business combination is approved by a majority of the outstanding voting stock not beneficially owned by the interested shareholder, or (3) the consideration to be received by shareholders meets certain requirements of the statute with respect to form and amount.

         The Wisconsin Business Combination Statute defines a "business combination" to include a merger or share exchange, sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets equal to at least 5% of the market value of the stock or assets of the company or 10% of its earning power, or issuance of stock or rights to purchase stock with a market value equal to at least 5% of the outstanding stock, adoption of a plan of liquidation and certain other transactions involving an "interested shareholder." An "interested shareholder" is defined as a person who beneficially owns, directly or indirectly, 10% of the voting power of the outstanding voting stock of a corporation or who is an affiliate or associate of the corporation and beneficially owned 10% of the voting power of the then outstanding voting stock within the last three years. The prohibition on business combinations applies for three years after the acquisition of at least 10% of the outstanding shares without regard to the percentage of shares owned by the interested shareholder and cannot be avoided by subsequent action of the board of directors.

         Although Section 11.75 of the IBCA (the "Illinois Business Combination Statute") is similar, in certain respects, to the Wisconsin Business Combination Statute, the Illinois Business Combination Statute does not currently apply to the Company. The Illinois Business Combination Statute automatically applies only to those Illinois corporations which, among other things, have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an interdealer quotation system (such as Nasdaq) or held of record by more than 2,000 shareholders. The Illinois Business Combination Statute would apply to the Company only if the Illinois Articles include a provision in which the Company affirmatively elects to be covered by the provisions of the Illinois Business Combination Statute. The Illinois Articles do not include such a provision.

         Antitakeover Provisions Unique to the WBCL. The WBCL contains two additional statutory antitakeover provisions which have no parallel in the IBCA.
Section 180.1134 (the "Wisconsin Defensive Action Restriction") provides that, in addition to the vote otherwise required by law or the articles of incorporation of an "issuing public corporation" (as more fully described below) the approval of the holders of a majority of the shares entitled to vote on the proposal is required before a Wisconsin corporation can take certain actions while a takeover offer is being made or after a takeover offer has been publicly announced and before it is concluded. Those actions include (1) acquiring more than 5% of its outstanding voting shares at a price above the market price from any individual or entity that owns more than 3% of the outstanding voting shares and has held such shares for less than two years, unless an equal offer is made to acquire all voting shares; or (2) selling or optioning assets of the corporation which amount to at least 10% of the market value of the corporation, unless in such case, the corporation has at least three independent directors and a majority of the independent directors vote to have the provision not apply to the corporation. If the Reincorporation is approved, CIB Marine will have more than three independent directors. Although the Board of Directors expects that its independent directors may elect not to have clause (2) apply to the corporation, the restrictions in clause (1) (sometimes referred to as an "anti-greenmail provision") will apply. That provision may have the effect of deterring a shareholder from acquiring CIB Marine's shares with the goal of seeking to have CIB Marine repurchase those shares at a premium over the market price.

         Section 180.1150 of the WBCL (the "Wisconsin Control Share Statute") provides that, unless otherwise provided in its articles of incorporation, the voting power of shares of an "issuing public corporation" held by a person (or group of persons acting in concert) in excess of 20% of the voting power of the corporation's shares in the election of directors will be limited to 10% of the full voting power of those shares. This provision does not apply (1) to shares acquired from the issuing public corporation, (2) to shares acquired in a transaction with respect to which the corporation's shareholders have voted (either before or after the acquisition of the shares) to restore the full voting power of the shares, and (3) under certain other circumstances specified in the Wisconsin Control Share Statute.

         The Wisconsin Defensive Action Restriction and Wisconsin Control Share Statute automatically apply to "issuing public corporations" which are restricted to Wisconsin corporations which, among other things, have voting shares held by at least 100 Wisconsin residents. As permitted by the WBCL, the Wisconsin Articles include a provision in which CIB Marine has affirmatively elected to be covered by those provisions. The provisions will therefore apply, even if CIB Marine has fewer than 100 Wisconsin shareholders.

SHAREHOLDER APPROVAL REQUIREMENTS FOR AMENDMENTS TO THE ARTICLES OF
INCORPORATION

         Under the IBCA, amendments to a corporation's articles of incorporation must be approved by the affirmative vote of at least two-thirds of the outstanding shares entitled to vote on such amendments unless the articles of incorporation provide otherwise. The Illinois Articles include a provision that reduces that requirement, for the Company, to a majority of the outstanding shares of each class entitled to vote on the matter.

         As permitted under the WBCL, the Wisconsin Articles impose a super-majority voting requirement for the approval of an amendment to certain provisions of the Wisconsin Articles. More specifically, the holders of at least 80% of the outstanding shares of all classes of stock of CIB Marine then entitled to vote in the election of directors, voting as one class, will be required to amend or adopt any provision inconsistent with (1) Section 5.1, governing the right of the Board of Directors to fix the rights, terms and preferences of CIB Marine preferred stock, (2) the provisions of Article 7, governing the establishment of a staggered board of directors, the removal of directors, and the filling of vacancies on the board, (3) Article 8, governing the amendment of the Wisconsin By-laws, (4) Article 9, the "fair price provision," (5) Article 10, governing the right of shareholders to act by written consent, (5) Article 11, the provision under which CIB Marine has affirmatively elected to be subject to certain antitakeover provisions under the WBCL, and (6) Article 12, imposing a super-majority shareholder vote requirement to amend these provisions of the Wisconsin Articles. This super-majority voting requirement ensures that an acquiror or dissident shareholder cannot circumvent the antitakeover effect of these provisions of the Wisconsin Articles by amending or eliminating the provisions.

         The super-majority voting requirement will not apply, however, to any proposed amendment to such sections that is approved by the affirmative vote of 75% of the whole Board and also, in the case of a proposed amendment to Article 9 and 12(b), the affirmative vote of 75% of the continuing directors on the Board of Directors. Under such circumstances, the amendment need only be approved by the shareholder vote then required under the WBCL. Under most circumstances, the WBCL will require the approval only of a majority of the shareholders at a meeting at which a quorum is present. Under the WBCL, the board of directors may also condition its submission of any proposed amendment to the shareholders upon the approval of a higher vote than the vote specified in the WBCL.

SHAREHOLDER APPROVAL REQUIREMENTS FOR AMENDMENTS TO THE BY-LAWS

         The Illinois By-laws provide that either the Board of Directors or the shareholders may amend or repeal the Illinois By-laws, except that the Board of Directors may not amend or repeal a by-law adopted by the shareholders, if the Illinois By-laws (including any specific by-law adopted by the shareholders), so provides. Under the IBCA and the Illinois By-laws, the shareholders may act, and the Illinois By-laws may therefore be amended, by a majority vote at any shareholder meeting at which a quorum is present or by the written consent of the holders of a majority of the outstanding shares.

         The Wisconsin Articles provide that no provision of the Wisconsin By-laws may be amended or repealed, and no provision inconsistent with any provision of the By-laws may be adopted, except by (1) the affirmative vote of a majority of the members of the Whole Board or (2) by the affirmative vote of at least 80% of the outstanding shares of all classes of stock of the Corporation generally entitled to vote in the election of directors, considered as one class. As a result, if the Reincorporation is approved, the ability of shareholders to amend the by-laws will be strictly curtailed. An 80% vote will, for example, be required to amend the Wisconsin by-law provisions establishing advance notice procedures for shareholder nominations of directors or the introduction of business at shareholder meetings or the procedures required to be followed by shareholders in order to demand that a special meeting be called.

STATUTORY LIABILITY OF SHAREHOLDERS FOR EMPLOYEE WAGES UNDER THE WBCL

         The WBCL provides that shareholders of a corporation are personally liable, up to an amount equal to the par value of the shares that they own, for all debts owed by the corporation to employees for services performed, but not exceeding six months' service in any one case. Although the WBCL specifies that such liability is limited to the par value of the shares ($1.00 in the case of CIB Marine), at least one Wisconsin trial court has interpreted this to mean the consideration paid to a corporation for shares. This decision was affirmed by a split decision of the Wisconsin Supreme Court, with one justice abstaining. As a result, the affirming decision is without precedential effect.

         Although the IBCA has no comparable provision, Wisconsin courts have held that this provision of the WBCL applies to corporations organized under the laws of other states which are registered to do business in Wisconsin. Since the Company is registered to do business in Illinois, the provision may already be applicable to the Company.

DIFFERENCES IN INDEMNIFICATION RIGHTS OF DIRECTORS AND OFFICERS

         Under the IBCA, a corporation may, but is not required to, indemnify a director or officer who is or is threatened to be made a party to a civil, criminal, administrative or investigative proceeding by reason of the fact that such person was a director or officer of the corporation against expenses, judgments, fines and amounts paid in settlement. Such indemnification is permitted if the director or officer acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to criminal proceedings, had no reasonable cause to believe that the conduct was unlawful. Under the IBCA , such statutory provisions are not deemed to be exclusive of any other rights to which a person seeking indemnification may be entitled under any by-law or agreement, by the vote of the shareholders or disinterested directors of the corporation, or otherwise. Expenses incurred by a director or officer in defending against a claim may be paid in advance by the corporation prior to final disposition of the matter, provided such person undertakes to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation pursuant to the statute. The Illinois Articles and

Illinois By-laws provide for indemnification of directors and officers in accordance with the foregoing statutory provisions and require a case-by-case determination for the advancement of expenses.

         Unless the articles of incorporation of a company provides otherwise, the WBCL provides for mandatory indemnification of a director or officer against certain liabilities and expenses. In particular, the WBCL mandates indemnification: (1) to the extent such officers or directors are successful in the defense of a proceeding (whether brought derivatively or by a third party) and (2) in proceedings in which the director or officer is not successful in the defense, unless it is determined that the director or officer breached or failed to perform his or her duties to the corporation and such breach or failure constituted (a) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer had a material conflict of interest; (b) a violation of criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;
(c) a transaction from which the director or officer derived an improper personal profit; or (d) willful misconduct. The Wisconsin Articles do not limit or qualify, and the Wisconsin By-laws provide for indemnification in accordance with, these statutory provisions. The Wisconsin By-laws also require CIB Marine to pay the reasonable expenses incurred by an officer or director in advance of the final disposition of a proceeding, provided that, among other things, the officer or director agrees to repay the advances if it is ultimately determined that he or she is not entitled to indemnification under the Wisconsin By-laws.

DIRECTORS' MONETARY LIABILITY

         Under the IBCA, a corporation may adopt a provision in its articles of incorporation eliminating or limiting the personal liability of directors to the corporation or its shareholders for monetary damages for violations of their duties of care. The articles of incorporation of an Illinois corporation may not, however, eliminate or limit a director's liability: (1) for any breach of the director's duty of loyalty to the corporation or its shareholders, (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (3) under certain specified provisions of the IBCA, or
(4) for any transaction from which the director derived an improper personal benefit. The Illinois Articles include such a provision.

         The WBCL imposes a statutory limit on the liability of directors of Wisconsin corporations, without requiring a provision in a corporation's articles of incorporation. Under the WBCL, a director of a corporation is not liable to the corporation, its shareholders or persons asserting rights on behalf of the corporation or its shareholders, unless (1) the liability is based on a breach of the director's duty (whether the duty of care or duty of loyalty) to the corporation and its shareholders and (2) such breach constitutes (a) the director's willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director had a material conflict of interest; (b) a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (c) a transaction from which the director derived an improper personal profit; or (d) willful misconduct.

         The IBCA does not specifically define the type of conduct that constitutes a breach of a director's duty of loyalty. The WBCL more explicitly describes the kind of conduct which will preclude a director from limiting or eliminating personal liability. Given the IBCA's lack of specificity, it is possible that a broad interpretation of a breach of a director's duty of loyalty under the IBCA could result in the imposition of personal liability on a director under the IBCA when such conduct would be shielded from liability under the WBCL.

AMENDMENT OF THE MERGER AGREEMENT OR ABANDONMENT OF THE REINCORPORATION

         The Board of Directors of the Company may amend, modify and supplement the Merger Agreement, before or after shareholder approval. However, no such amendment, modification or supplement may be made or become effective after shareholder approval which, in the judgment of the Board, would have a material adverse effect upon the rights, powers, privileges or preferences of the Company's shareholders. The Merger Agreement may be terminated and the Reincorporation may be abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if the Board should determine, in its sole discretion, that the Reincorporation does not appear to be in the best interests of the Company or its shareholders.

RIGHTS OF DISSENTING SHAREHOLDERS

         Shareholders of the Company who do not vote in favor of the Reincorporation and who follow certain procedures specified in the IBCA will have the right to dissent from the merger necessary to effect the Reincorporation and to obtain payment for their shares in the event that such merger is consummated. The procedures to be followed are specified in Sections
11.65 and 11.70 of the IBCA, copies of which are attached as Appendix E to this proxy statement. The following summary of those procedures is qualified in its entirety by reference to Appendix E.

         The Company has, prior to the annual meeting, furnished to shareholders in this proxy statement material information with respect to the Reincorporation which will objectively enable a shareholder to vote on the Reincorporation and to determine whether or not to exercise dissenters' rights. A shareholder may therefore dissent to the Reincorporation and assert a right to payment for his or her shares only if (i) the shareholder delivers to the Company, before the vote on the Reincorporation is taken, a written demand for payment for his or her shares in the event the Reincorporation is consummated, and (ii) the shareholder does not vote in favor of the reincorporation. Any shareholder who fails to deliver such prior written demand to the Company or who votes in favor of the Reincorporation may not subsequently assert a right to payment for his or her shares.

         A record owner of common stock may assert dissenters' rights as to fewer than all of the shares held in such person's name only if such person dissents with respect to all of the shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record owner is asserting dissenters' rights. A beneficial owner of shares who is not the record owner may assert dissenters' rights as to shares held on his or her behalf if the beneficial owner submits to the Company the record owner's written consent to the dissent before or at the same time that the beneficial owner asserts dissenters' rights.

         Within (i) 10 days after the merger under the Merger Agreement is effected or (ii) 30 days after the shareholder delivers to the Company his or her written demand for payment, whichever date is later, the Company will send to each shareholder delivering such a written demand (a "Dissenting Shareholder") a statement setting forth the opinion of the Company as to the estimated value of such shareholder's shares (a "Statement of Value"), the Company's latest balance sheet as of the end of its fiscal year ending December 31, 1998, its income statement for its fiscal year ending December 31, 1998 and its latest interim financial statements, if any, together with a commitment to pay for the shares of the dissenting shareholder at the estimated value thereof upon transmittal to the Company of the certificate or certificates, or other evidence of ownership, with respect to such shares. Upon consummation of the merger and receipt of such evidence of ownership, the Company shall pay the Dissenting Shareholder the previously stated estimated value of the shares, plus accrued interest, together with a written explanation of how the interest was calculated.

         If the Dissenting Shareholder does not agree with the Company's opinion regarding the estimated value of the shares or the amount of interest due, the Dissenting Shareholder, within thirty days from the Company's delivery of the Statement of Value, must notify the Company in writing of his or her estimates of the fair value of the shares and the amount of interest due and demand payment for the difference between the dissenting shareholder's estimate of fair value and interest and the amount of the payment made by the Company. If, within sixty days of delivery of the Dissenting Shareholder's estimate to the Company, the Company and the dissenting shareholder have not agreed in writing on the value of the shares and the amount of interest due, the company shall either pay the difference in value, with interest, demanded by the Dissenting Shareholder or file a petition in the Circuit Court of Champaign County requesting the court to determine the fair value of the shares. The Company shall make all dissenters whose demands remain unsettled parties to the proceeding as an action against their shares, whether or not such dissenters are residents of Illinois, and shall serve all parties with a copy of the petition. Non-residents may be served by registered or certified mail or by publication as required by law.

         Each Dissenting Shareholder made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the Company. The court, in such a proceeding, shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers, if any, and experts employed by any party, but shall exclude the fees and expenses of counsel for any party. If the fair value of the shares as determined by the court materially exceeds the amount which the Company offered to pay for those shares, or if no offer was made, then all or any part of such expenses may be assessed against the Company. If, on the other hand, the Dissenting Shareholder's estimate of the fair value of the shares materially exceeds the fair value determined by the court, all or any part of such costs may be assessed against the Dissenting Shareholder.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The Reincorporation will constitute a reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes, no gain or loss will be recognized by shareholders upon the conversion of Common Stock into CIB Marine common stock resulting from the Reincorporation. Each shareholder whose shares are converted from Company common stock into CIB Marine common stock will have the same basis in his or her shares of the common stock of CIB Marine as such shareholder had in his or her shares of Company common stock immediately prior to the Effective Date of the Reincorporation, and each shareholder's holding period for CIB Marine common stock will include the period during which such shareholder held the corresponding shares of Company common stock, provided that the corresponding shares of Company common stock were held by the shareholder as a capital asset on the Effective Date. No gain or loss will be recognized by the Company or by CIB Marine as a result of the Reincorporation.

NO INFORMATION IS PROVIDED HEREIN WITH RESPECT TO THE TAX CONSEQUENCES, IF ANY, UNDER APPLICABLE STATE, LOCAL OR FOREIGN LAWS, AND EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER PERSONAL ATTORNEY OR TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION IN VIEW OF THE SHAREHOLDER'S INDIVIDUAL CIRCUMSTANCES.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REINCORPORATION PROPOSAL.

                                   PROPOSAL 4

                          ADJOURNMENT OF ANNUAL MEETING

         Under certain circumstances, the Company's management may determine at the time of the annual meeting that it is in the best interests of the Company and its shareholders to adjourn the annual meeting to a later date. For example, in the event that the number of shares present, in a person or by proxy, at the annual meeting is insufficient to constitute a quorum or to approve the reincorporation, the Company might decide to adjourn the annual meeting to permit further solicitation of proxies. If the annual meeting is adjourned, no further notice of the time and place of the adjourned meeting is required to be given to the Company's shareholders other than an announcement of such time and place at the annual meeting, provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting will be given.

         If the annual meeting is postponed or adjourned, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the annual meeting (except for any proxies which have theretofore effectively been revoked or withdrawn).

         In order to approve a proposal for adjournment of the annual meeting, the number of the shares present at the annual meeting, in person or by proxy, whether or not a quorum is present, and voted in favor of the proposal must exceed the number of shares voted against the proposal. In order to allow the Company's management to vote proxies received by the Company at the time of the annual meeting in favor of such an adjournment, in the event that the Company determines, in its sole discretion, that such an adjournment is in the best interests of the Company and its shareholders, the Company has submitted the question of adjournment as a separate matter for the consideration and vote of the shareholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ADJOURN THE ANNUAL MEETING.


                                  OTHER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following persons are known to the Company to be the beneficial owners of more than 5% of the outstanding common stock of the Company as of the most recent date prior to the preparation of this proxy statement for which information is available to the Company.


NAME AND ADDRESS OF BENEFICIAL OWNER                       NUMBER OF SHARES OF COMMON   PERCENT OF CLASS OF
                                                           STOCK BENEFICIALLY OWNED(1)  COMMON STOCK(1)

Strategic Capital Management Inc./Strategic                         6,414(2)                       5.99%
Capital Trust

John and Mary Lydia Hadley                                          6,928(3)                       6.47%

(1) Based upon a total of 107,153 shares of Common Stock issued and outstanding on March 31, 1999.

(2) Based on written information provided by SCM to the Company as of April 7, 1999. Mr. David Sinow, a former director of the Company, is an officer, director, and shareholder of Strategic Capital Trust Company ("SCTC"). Mr. Sinow is also an officer and director of Strategic Capital Management, Inc. ("SCM"), a wholly owned subsidiary of SCTC. SCTC owns 750 shares of the Company's common stock. The Company understands that Mr. Sinow, SCTC, and SCM have direct or indirect shared voting and investment authority over 5,664 shares of the Company's common stock purchased by investors for whom SCM provides investmen management services.

(3)      Based solely on information in the Company's stock transfer records.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Directors, officers and beneficial owners of more than 10 percent of the outstanding shares of the Company's common stock are required to file with the SEC reports on Forms 3, 4 and 5 reflecting certain changes in their beneficial ownership of the Company's common stock. Pursuant to regulations adopted by the SEC, the Company is required to disclose each such person who failed to file any such report on a timely basis during the Company's most recent fiscal year. Based solely on a review of the Forms 3, 4 and 5 furnished to the Company and any amendments thereto, the Company believes that all of its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the 1998 fiscal year.

AUDITORS

         On November 9, 1998, the Company engaged the accounting firm of KPMG LLP as its independent accountants. KPMG replaced Striegel Knobloch
& Company, LLC who had been the Company's independent accountants since 1991. Striegel Knobloch resigned as the Company's independent accountants effective November 9, 1998. The change in the Company's independent accountants was the result of a formal process involving proposals from two prospective accounting firms. The decision to change accountants was approved by the Company's Board of Directors.

         During the two most recent fiscal years there have been no disagreements with Striegel Knobloch on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure. Striegel Knobloch's report on the consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         A representative from KPMG LLP will be present at the 1999 annual meeting and will have the opportunity to make a statement and to respond to appropriate questions.

2000 ANNUAL MEETING OF THE COMPANY'S SHAREHOLDERS

         Proposals from shareholders to be presented at the 2000 annual meeting of the shareholders of the Company must be received by the Company on or before January 6, 2000 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                                                      APPENDIX A

                         CENTRAL ILLINOIS BANCORP, INC.

                      1999 STOCK OPTION AND INCENTIVE PLAN

1.       Purpose

         Central Illinois Bancorp, Inc., an Illinois corporation ("CIBI"), hereby establishes the Central Illinois Bancorp, Inc. 1999 Stock Option and Incentive Plan, effective January 1, 1999 (the "1999 Plan"). The purpose of the 1999 Plan is to enable CIBI and its subsidiaries to attract, retain, and reward key managerial employees ("Key Employees") and non-employee members of the board of directors of CIBI or its subsidiaries (references hereinafter to "Board" means the Board of Directors of CIBI and any subsidiary of CIBI, as the context dictates, unless otherwise indicated) ("Nonemployee Directors") by offering them an opportunity to have a greater proprietary interest in and closer identity with CIBI and its subsidiaries and with their financial success. An option granted under the 1999 Plan to a Key Employee to purchase shares of CIBI's common stock, $1.00 par value ("Common Stock"), may be an incentive stock option ("ISO") as defined in Section 422 of the Internal Revenue Code of 1986 as heretofore or hereafter amended ("Code") or a nonqualified stock option ("NSO") (collectively referred to as "Options"). An Option that is not an ISO shall be an NSO. Nonemployee Directors shall be granted NSOs under Section 6 of the 1999 Plan. Proceeds received by CIBI from shares of Common Stock acquired pursuant to Options granted under the 1999 Plan shall be used for general corporate purposes.

2.       Merger of Predecessor Stock Option Plans

         Effective January 1, 1999, all of CIBI's stock option plans listed on the attached schedule shall be merged into the 1999 Plan (collectively referred to as the "Merged Plans"). Each outstanding stock option issued under a Merged Plan shall be assumed by the 1999 Plan ("Assumed Option"). Each existing stock option agreement entered into with respect to an Assumed Option under a Merged Plan shall be replaced by an amended and restated stock option agreement ("Restated Agreement") between CIBI and the Participant (hereinafter defined) and each Assumed Option shall be subject to the terms of the 1999 Plan and the Restated Agreement from and after January 1, 1999 and the Merged Plans shall have no further force or effect. Upon execution of a Restated Agreement, any prior stock option agreements with the Participant shall be deemed canceled and of no further force and effect. References herein to Options include Assumed Options, unless otherwise indicated.

3.       Administration

         The 1999 Plan shall be administered by a committee ("Committee") appointed by the Board. The Committee shall be composed of not fewer than three Nonemployee Directors, all of whom are "nonemployee directors" within the meaning of Rule 16(b)-3 under the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Code. Except as otherwise provided in the 1999 Plan, the Committee may interpret the 1999 Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of options granted under the 1999 Plan (which need not be identical), and make such other determinations as it deems necessary and advisable for the administration of the 1999 Plan. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing, and signed by all of the members, shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by means of conference telephone, or similar communications equipment, by which all persons participating in the meeting can hear each other. The Committee may delegate decisions with respect to Options granted to Key Employees who are not elected officers or directors of CIBI or its subsidiaries to such elected officer or officers of CIBI as the Committee determines, and subject to Sections 7 and 20, the Committee may delegate decisions with respect to Key Employees who are elected officers of CIBI or its subsidiaries to the Chief Executive Officer of CIBI (the "Chief Executive Officer"). The decisions of the Committee or the Chief Executive Officer under the 1999 Plan shall be conclusive and binding. No member of the Board or the Committee, or the Chief Executive Officer, shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a director of CIBI so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of CIBI pursuant to its by-laws.

4.       Eligibility

         Key Employees who have been selected to receive an Option shall participate in the 1999 Plan. Nonemployee Directors shall participate in the 1999 Plan through grants of NSOs pursuant to Section 6 hereof. (Key Employees and Nonemployee Directors who participate in the 1999 Plan shall be collectively referred to as "Participants"). The Committee or the Chief Executive Officer, as applicable, shall determine, within the limits of the express provisions of the 1999 Plan, those Participants to whom, and the time or times at which, Options shall be granted. The Committee or the Chief Executive Officer, as applicable, shall also determine, with respect to Options granted to Participants, the number of shares of Common Stock to be subject to each such Option; the duration of each Option; the exercise price under each Option; the time or times within which (during the term of the Option) all or portions of each Option may be exercised; whether cash, Common Stock, or other property may be accepted in full or partial payment upon exercise of an Option; any other terms and conditions of such Options; and in the case of Options granted to Key Employees, the type of Options (ISO or NSO). In making such determinations, the Committee or Chief Executive Officer, as applicable, may take into account the nature of the services rendered by the Participant, his or her present and potential contributions to CIBI's success and such other factors as the Committee or the Chief Executive Officer, as applicable, in its or his discretion shall deem relevant.

5.       Common Stock

         The total number of shares of Common Stock that may be subject to Options (including ISOs) under the 1999 Plan shall be 11,750, which includes all shares of Common Stock subject to the Assumed Options. Such total number of shares shall be adjusted in accordance with the provisions of Section 12 hereof. Such shares may be either authorized but unissued shares or reacquired shares. In the event that any Option granted under the 1999 Plan expires unexercised or is terminated, surrendered, forfeited, canceled or reacquired without being exercised, in whole or in part, for any reason, then the number of shares of Common

Stock theretofore subject to such Option, or the unexercised, terminated, surrendered, forfeited, canceled or reacquired portion thereof, shall be added to the remaining number of shares of Common Stock that may be made subject to Options granted under the 1999 Plan. Such Options include Options to former holders of such Options, and, with respect to Options granted to Nonemployee Directors, upon such terms and conditions as are set forth in Sections 6 and 9, and, with respect to Options granted to Key Employees, upon such terms and conditions as the Committee or the Chief Executive Officer, as applicable, shall determine, which terms may be more or less favorable than those applicable to such former holders of Options.

6.       Grants to Nonemployee Directors

         NSOs may be granted to Nonemployee Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of shares of Common Stock subject to issuance to a Nonemployee Director.

7.       Grants to Key Employees

         Options may be granted to Key Employees at any time and from time to time as shall be determined by the Chief Executive Officer; provided that a grant to the Chief Executive Officer shall be determined by the Committee. Subject to the limitation on the total number of shares subject to issuance to a Key Employee in subsection 9(d), the Committee or the Chief Executive Officer, as applicable, shall have complete discretion in determining the number of shares of Common Stock subject to Options granted to each Key Employee. The Committee or the Chief Executive Officer, as applicable, may grant to a Key Employee any type of Option to purchase Common Stock that is permitted by law at the time of the grant, including ISOs. Unless otherwise expressly provided at the time of grant, Options granted to Key Employees under the 1999 Plan will not be ISOs.

8.       Required Terms and Conditions of ISOs

         The provisions of each ISO granted to a Key Employee under this Section 8 shall be interpreted in a manner consistent with Section 422 of the Code and with all regulations issued thereunder. Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and conditions and other terms as the Committee may determine at the time of grant, subject to the general provisions of the 1999 Plan, Section 422 of the Code, the applicable Option Agreement and the following specific rules:

         (a) Exercise Price. Except as otherwise provided, the per share exercise price of each ISO shall be at least 100% of the Fair Market Value of the Common Stock at the time such ISO is granted, provided that in the case of an ISO granted to a Key Employee who at the time of grant owns (as defined in Section 424(d) of the Code) stock of CIBI or any of its subsidiaries possessing more than 10% of the total combined voting power of all classes of stock of any such corporation, the exercise price shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted and the ISO by its terms shall not be exercisable after the expiration of five years from the date the ISO is granted.

         (b) Maximum Term. Subject to earlier termination as provided in Section 11, each ISO shall expire on the date determined in the applicable Option Agreement at the time the ISO is granted, provided that no ISO shall be exercisable after the expiration of 10 years from the date it is granted, except as otherwise provided in subsection (a) next above.

         (c) Time of Exercise. The Committee or the Chief Executive Officer, as applicable, shall specify in the Option Agreement, at the time each ISO is granted, the duration of each ISO and the time or times within which (during the term of the ISO) all or portions of each ISO may be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the 1999 Plan.

         (d) Value of Shares. The aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all option plans of CIBI or of a corporation which, at the time such ISO was granted, is a parent or subsidiary of CIBI, or is a predecessor corporation of any such corporation) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the stock subject to an Option, which first becomes exercisable in any calendar year and during this period exceeds the limitation of this subsection, so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be an NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

         (e) Conversion. The Committee or the Chief Executive Officer, as applicable, may, in its or his sole discretion, cause CIBI to convert an ISO to an NSO upon such terms and conditions and in such manner as the Committee or the Chief Executive Officer, as applicable, deems appropriate in its or his sole discretion.

9.       Required Terms and Conditions of NSOs

         Each NSO granted to a Participant shall be in such form and subject to such restrictions and conditions and other terms as the Committee or the Chief Executive Officer, as applicable, may determine at the time of grant, subject to the general provisions of the 1999 Plan, the applicable Option Agreement, and the following specific rules:

         (a) Exercise Price. The number of shares of Common Stock subject to each NSO and the per share exercise price of each NSO shall be determined by the Committee or the Chief Executive Officer, as applicable, at the time the NSO is granted, provided that such exercise price shall be at least 100% of the Fair Market Value of the Common Stock on the date the NSO is granted. The exercise price of an Assumed Option shall be at least Fair Market Value or a multiple of the Fair Market Value of the Common Stock at the date the Assumed Option is granted, as specified in the agreement evidencing the grant of the Assumed Option.

         (b) Maximum Term. Subject to earlier termination as provided in Section 10, each such NSO shall expire on the date determined in the applicable Option Agreement at the time the NSO is granted, provided that such date shall not be more than 10 years after the date of grant.

         (c) Time of Exercise. The Committee or the Chief Executive Officer, as applicable, shall specify in the Option Agreement at the time each NSO is granted, the duration of each NSO and the time or times within which (during the term of the NSO) all or portions of each NSO many be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the 1999 Plan.

         (d) Maximum Number of Shares subject to Option. The total number of shares with respect to which Options may be granted under the 1999 Plan to any Key Employee during any 12-month period shall not exceed 1,000 shares; provided, however, that such number of shares may be adjusted from time to time in accordance with Section 12 hereof. No Participant shall hold or exercise an Option, or Options, under the 1999 Plan (other than an "Assumed Option") for the purchase of an aggregate number of shares in excess of 25% of the total number of shares available for future grants of Options under the 1999 Plan, as such number may be adjusted in accordance with Section 12.

         (e) Option Agreement. Each Option shall be evidenced by a written agreement specifying the type of Option to be granted in the case of a Key Employee, the Option exercise price, the terms for payment of the exercise price, the duration of the Option, and the number of shares of Common Stock to which the Option pertains (the "Option Agreement"). An Option Agreement may also contain a vesting schedule, a noncompetition agreement, a confidentiality provision, and such restrictions and conditions and other terms as the Committee or the Chief Executive Officer, as applicable, in its or his sole discretion, shall from time to time determine. Option Agreements need not be identical. The Option Agreement shall provide that it does not confer upon the Participant any right to continue in the employ of CIBI, or any such subsidiary, or as a member of the Board, and that it does not prejudice or interfere in any way with the right of CIBI or of any subsidiary to terminate the employment of a Key Employee at any time.

         (f) The Committee or the Chief Executive Officer, as applicable, in its or his sole discretion, shall have the power and authority to accelerate the dates for exercise of any or all Options, or any part thereof, granted to a Participant under the 1999 Plan.

10. Expiration of Options; Termination of Employment, Disability, Death, and Expiration of Restrictions Upon Occurrence of Specified Events

         (a) General Rule. Except with respect to Options expiring pursuant to subsection 10(b), (c) or

(d) below, each Option granted to a Participant shall expire on the expiration date or dates set forth in the applicable Option Agreement. Each Option expiring pursuant to subsection 10(b), (c) or (d) below shall expire on the date set forth in subsection 10(b), (c) or (d) notwithstanding any restrictions and conditions that may be contained in a Participant's Option Agreement.

         (b) Expiration Upon Termination of Employment or Service on the Board. If a Participant ceases to be an employee of CIBI or any of its subsidiaries, or ceases to serve on the Board, due to the voluntary resignation of the Participant, or a termination by CIBI or any of its subsidiaries for Cause, then all of such Participant's Options shall be null and void and shall terminate. If a Participant ceases to be an employee of CIBI or any of its subsidiaries or ceases to serve on the Board of CIBI or any of its subsidiaries due to termination without Cause by CIBI or any of its subsidiaries, then all of such Participant's Options shall expire on the first to occur of (i) the applicable date or dates determined pursuant to section 10(a) or (ii) the date ninety (90) days after the date that the employment of the Participant with CIBI or its subsidiaries, or service of the Participant on the Board, terminates.

         (c) Expiration Upon Disability or Death. If the employment of a Participant with CIBI and its subsidiaries, or service on the Board, terminates by reason of disability (as determined by the Committee or the Chief Executive Officer, as applicable), all of the Participant's unexercised Options may be exercised by the Participant, whether or not otherwise exercisable at the date of disability, within twelve (12) months after the date of disability, but in no event later than the expiration date of such Options. If a Participant dies while in the employ of CIBI and its subsidiaries, or during such Participant's service on the Board, all of the Participant's unexercised Options, whether or not otherwise exercisable at the date of death, may be exercised within twelve
(12) months after the date of death by the person specified in Section 11, but in no event later than the expiration date of such Options.

         (d) Expiration Upon Occurrence of Specified Events. Upon the occurrence of any event described in subsection 12(b), each Participant's outstanding Options shall become immediately vested and exercisable. In such event, the Participant may elect to exercise in whole or in part any or all of his or her

Options, in accordance with the terms of Section 11, notwithstanding any restrictions and conditions that may be contained in his or her Option Agreement.

         (e) "Cause" shall mean: a) the willful failure of Participant to substantially perform his or her duties with CIBI or any of its subsidiaries (other than any such failure resulting from Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant specifically identifying the manner in which Participant has not substantially performed his or her duties; b) any willful act of misconduct by Participant which is materially injurious to CIBI or it subsidiaries (monetarily or otherwise); c) criminal indictment or conviction of Participant for any felony or act involving dishonesty, breach of trust, or a violation of the laws of the United States or any state of the United States; d) a breach of fiduciary duty involving personal profit; e) a willful violation of any law, rule, regulation or final cease and desist order; f) incompetence, personal dishonesty or material violation of any employment policy of CIBI or any of its subsidiaries relating to Participant which would have a material adverse effect on CIBI or any of its subsidiaries; or g) suspension, removal and/or prohibition (whether temporary or permanent) by any banking or similar regulatory authority from participation in the affairs of CIBI or any of its subsidiaries.

11.      Method of Exercise of Options

         Any Option may be exercised by the Participant, by a legatee or legatees of such Option under the Participant's last will, by his or her executors, personal representatives or distributees, or in the case of an NSO by his or her assignee or assignees as provided in Section 14 below, by delivering to the Secretary of CIBI written notice of the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by full payment to CIBI of the exercise price of the shares being purchased under the Option, and by satisfying all other conditions provided for in the 1999 Plan. Except as otherwise provided in the 1999 Plan or in any Option Agreement, the exercise price of Common Stock upon exercise of any Option by a Participant shall be paid in full (i) in cash, (ii) in Common Stock which has been held by the Participant for not less than six months prior to the exercise of the Option, valued at its Fair Market Value on the date of exercise, (iii) in cash by a broker-dealer to whom the holder of the Option has submitted an exercise notice consisting of a fully endorsed Option, or (iv) by such other medium of payment as the Committee or the Chief Executive Officer, as applicable, in its or his sole discretion, shall authorize, or by any combination of (i), (ii), or (iii), at the sole discretion of the Committee or the Chief Executive Officer, as applicable, or in any manner provided in the Option Agreement, except by directing CIBI to withhold shares of Common Stock otherwise issuable upon the exercise of the Option in payment of the exercise price. In the case of payment pursuant to (ii) or (iii), above, the Participant's election must be made on or prior to the date of exercise of the Option and must be irrevocable. In lieu of a separate election governing each exercise of an Option, a Participant may file a blanket election which shall govern all future exercises of Options until revoked by the Participant. CIBI shall issue, in the name of the Participant (or, if applicable, the legatee(s), executor(s), personal representative(s), or distributee(s) of a deceased Participant, or the assignee(s) as provided in Section 14), stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any Common Stock purchased by a Participant through a broker-dealer pursuant to clause (iii) above shall be delivered to such broker-dealer in accordance with 12 CFR ss 220.3(e)(4).

12.      Adjustments

         (a) Appropriate adjustment in the maximum number of shares of Common Stock issuable pursuant to the 1999 Plan, the maximum number of shares of Common Stock with respect to which Options may be granted within any 12-month period to any Key Employee or to any Participant during the duration of the Plan, the number of shares subject to Options granted under the 1999 Plan or the Merged Plans, and the exercise price with respect to Options, shall be made to give effect to any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split, reverse stock split, spin-off, split-off, spin-out, or other distribution of assets to shareholders, stock distributions or combination of shares, assumption and conversion of outstanding Options due to an acquisition by CIBI of the stock or assets of any other corporation, payment of stock dividends, other increase or decrease in the number of such shares outstanding effected, without receipt of consideration by CIBI, or any other occurrence for which the Committee determines an adjustment is appropriate. If the number of shares of Common Stock subject to an Option has been adjusted pursuant to this paragraph, the decision of the Committee as to the amount and timing of any such adjustments shall be conclusive.

         (b)      Upon the earliest to occur of:

                           (i) the acquisition by any entity, person, or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act, of more than 15% of the outstanding capital stock of CIBI entitled to vote for the election of directors ("Voting Stock");

                           (ii) the commencement by an entity, person, or group (other than CIBI or a subsidiary of CIBI) of a tender offer or an exchange offer for more than 15% of the outstanding Voting Stock of CIBI; or

                           (iii) the effective date of (A) a merger or
                  consolidation of CIBI with one or more other corporations as a result of which the holders of the outstanding Voting Stock of CIBI immediately prior to such merger or consolidation hold less than 60% of the voting stock of the surviving or resulting corporation, or (B) a transfer of substantially all of the assets of CIBI other than to an entity of which CIBI owns at least 80% of the voting stock; or

                           (iv) the election to the CIBI Board, without the recommendation or approval of the incumbent CIBI Board, of the lesser of: (a) three directors; or (B) directors constituting a majority of the number of directors of the CIBI Board then in office; or

                           (v) the occurrence of any transaction, merger or consolidation of CIBI whereby the Chief Executive Officer of CIBI immediately prior to the consummation of such transaction is not the Chief Executive Officer of the surviving or resulting company and the members of the CIBI Board, or any number thereof immediately prior to the consummation of such transaction, do not constitute a majority plus one director of the total number of directors appointed to the Board of Directors of the surviving or resulting company; or

                           (vi) the liquidation or dissolution of CIBI; then as set forth in Subsection 10(d), all unexercised Options shall become immediately vested and exercisable, whether or not otherwise exercisable at such time, and may be exercised at any time during the term set forth in the applicable Option Agreement.

         (d) The Committee shall make all determinations relating to the applicability and interpretation of this Section 12, and all such determinations shall be conclusive and binding.

13.      Terms and Conditions of Options

         (a) In order for an Option to be effective, each Participant shall agree to such restrictions and conditions and other terms in connection with the exercise of an Option, including restrictions and conditions on the disposition of the Common Stock acquired upon the exercise, grant or sale thereof, as the Committee may deem appropriate. The certificates delivered to a Participant evidencing the shares of Common Stock acquired upon exercise of an Option may bear a legend referring to the restrictions and conditions and other terms contained in the respective Option Agreement and the 1999 Plan, and CIBI may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Committee at the time of exercise of an Option, each Participant shall execute a written instrument stating that he or she is purchasing the Common Stock for investment and not with any present intention to sell the same.

         (b) The obligation of CIBI to sell and deliver Common Stock under the 1999 Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, if deemed necessary by the Committee, of the Common Stock and Options reserved for issuance or that may be offered under the 1999 Plan. A Participant shall have no rights as a shareholder with respect to any shares covered by an Option granted to, or exercised by, him or her until the date of delivery of a stock certificate to him or her for such shares. No adjustment other than pursuant to Section 12(a) hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

14. Nontransferability

         (a) Except as provided in subsection (b) next below, Options governed hereby and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. The granting of an Option shall impose no obligation upon the applicable Participant to exercise such Option.

         (b) Notwithstanding the provisions of subsection (a) above, a Participant, at any time prior to his or her death, may assign all or any portion of an Option granted to him or her (other than an ISO) to (i) his or her spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his or her spouse or lineal descendant, (iii) a partnership of which his or her spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Section 501(c)(3) of the Code. In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Participant with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option Agreement and approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to CIBI on or prior to the effective date of the assignment.

         (c) The offer and sale of shares of Common Stock under Options granted prior to February 25, 1998 have not been registered under the Securities Act of 1933, as amended (the "Act"). A Participant shall not sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of such Options, except pursuant to an effective registration statement under the Act, if applicable, or except in a transaction which is exempt from registration under the Act.

15.      Indemnification of the Committee and Chief Executive Officer

         In addition to such other rights of indemnification as they may have as members of the Board, or as members of the Committee, or as its delegatees, or as the Chief Executive Officer, the members of the Committee and its delegatees and the Chief Executive Officer shall be indemnified by CIBI against (a) the reasonable expenses (as such expenses are incurred), including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the 1999 Plan, or any Option granted hereunder; and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by CIBI) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or delegatee, or the Chief Executive Officer, as applicable, is liable for gross negligence or gross misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee or the Chief Executive Officer shall in writing offer CIBI the opportunity, at its own expense, to handle and defend the same.

16.      No Contract of Employment or Service on the Board

         Neither the adoption of the 1999 Plan nor the grant of any Option shall be deemed to obligate CIBI or any subsidiary to continue the employment or service on the Board of any Participant for any particular period, nor shall the granting of an Option constitute a request or consent to postpone the retirement date of any Participant.

17.      Termination and Amendment of 1999 Plan

         (a) No ISOs shall be granted under the 1999 Plan more than ten years after the first to occur of (i) the date the 1999 Plan was adopted by the Board or (ii) the date the 1999 Plan was approved by the shareholders of CIBI. The Board may at any time terminate, suspend, amend, or modify the 1999 Plan without the authorization of shareholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, or the rules of any national securities exchange or automated quotation system on which the Common Stock is then listed or quoted.

         (b) Unless required by law, no termination, suspension, amendment or modification of the 1999 Plan shall adversely affect any right acquired by any Participant under an Option granted before the date of such termination, suspension, amendment or modification, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

18.      Effective Date of 1999 Plan

         The 1999 Plan shall become effective upon adoption by the Board; provided, however, that it shall be submitted for approval by the holders of a majority of the outstanding shares of Common Stock of CIBI present, or represented, and entitled to vote at a shareholders' meeting held within 12 months thereafter, and Options, but excluding Assumed Options, granted prior to such shareholder approval shall become null and void if such shareholder approval is not obtained.

19.      Withholding Taxes

         Whenever CIBI proposes or is required to issue or transfer shares of Common Stock to a Participant under the 1999 Plan, CIBI or the Committee shall have the right to require the Participant to remit to CIBI an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, CIBI shall have the right to require the Participant to remit to CIBI an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary. A Participant may elect to satisfy his or her tax withholding obligation incurred with respect to the Taxable Date of an Option by (a) directing CIBI to withhold a portion of the shares of Common Stock otherwise distributable to the Participant, or (b) by transferring to CIBI a certain number of shares of Common Stock either subject to an Option being exercised or previously owned, such shares being valued at the Fair Market Value thereof on the Taxable Date. Notwithstanding any provision of the 1999 Plan to the contrary, a Participant's election pursuant to the preceding sentence (a) must be made on or prior to the Taxable Date with respect to such Option, and (b) must be irrevocable. In lieu of a separate election on each Taxable Date of an Option, a Participant may make a blanket election with the Committee that shall govern all future Taxable Dates until revoked by the Participant. If the holder of shares of Common Stock purchased in connection with the exercise of an ISO disposes of such shares within two years of the date such ISO was granted or within one year of such exercise, he or she shall notify CIBI of such disposition and remit an amount necessary to satisfy applicable withholding requirements including those arising under federal income tax laws. If such holder does not remit such amount, CIBI may withhold all or a portion of any amounts then or in the future owed to such holder as necessary to satisfy such requirements. Taxable Date means the date a Participant recognizes income with respect to an Option under the Code or any applicable state or local income tax law.

20.      Ratification of Awards

         The determination by the Committee or the Chief Executive Officer, as applicable, to grant any Award under the Plan on or after January 1, 1999, must be ratified in full by the Board of Directors of CIBI. Any such Award which is not ratified in full by the Board of Directors of CIBI within 60 days after the date of grant thereof shall be null and void.

21.      Leaves of Absence

         A period of leave of absence shall not be deemed a termination of employment or service on the Board for purposes of Options granted under the 1999 Plan, if:

         (i) such leave of absence is expressly approved in writing by the Committee or the Chief Executive Officer, as applicable, as a leave of absence for purposes of the 1999 Plan; or

         (ii) to the extent required by the Family and Medical Leave Act or other applicable law. Except as provided above, a leave of absence shall be deemed a termination of employment or service on the Board for purposes of Options governed by the 1999 Plan.

22.      Governing Law

         The 1999 Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin and, in the case of ISOs, Section 422 of the Code and regulations issued thereunder.

23.      Fair Market Value

         "Fair Market Value" as of a given date for all purposes of the 1999 Plan and any Option Agreement means (a) if the Common Stock is listed on a national securities exchange or the Nasdaq Stock Market's National Market, the average of the closing prices of the Common Stock for the 10 consecutive trading days immediately preceding such given date; (b) if the Common Stock is principally traded on a national securities exchange or the Nasdaq Stock Market's National Market but there are no reported closing sales prices on such exchange or the Nasdaq Stock Market's National Market during the 10 consecutive trading days immediately preceding such given date or if the Common Stock is principally traded on the over-the-counter market, the average of the mean between the bid and the asked price for the Common Stock at the close of trading for the 10 consecutive trading days immediately preceding such given date; or
(c) if the Common Stock is neither listed on a national securities exchange or the Nasdaq Stock Market's National Market nor traded on the over-the-counter market, or if no such bid and asked prices are otherwise available, such value as the Board, in good faith, shall determine. The Committee shall have broad discretion in selecting a valuation method consistent with this Section 23 for purposes of determining "Fair Market Value." Notwithstanding any provision of the 1999 Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an ISO shall be inconsistent with
Section 422 of the Code or regulations issued thereunder.

24.      Successors

         In the event of a liquidation, dissolution, sale or transfer of substantially all of the assets of CIBI, or a merger or consolidation involving CIBI, all obligations of CIBI under the 1999 Plan with respect to Options governed by the 1999 Plan shall be binding on the successor to the transaction. Employment of a Key Employee with such a successor or service on the board of directors of a successor shall be considered employment of the Key Employee with CIBI, or service on the Board, for purposes of the 1999 Plan.

25.      Notices

         Notices given pursuant to the 1999 Plan shall be in writing and shall be deemed received when personally delivered or five days after mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid. Notice to CIBI shall be directed to:

                     Donald J. Straka
                     Senior Vice President, General Counsel
                      and Secretary
                     Central Illinois Bancorp, Inc.
                     N27 W24025 Paul Court
                     P.O. Box 449
                     Pewaukee, Wisconsin 53072

         Notices to or with respect to a Participant shall be directed to the Participant, or the executors, personal representatives or distributees of a deceased Participant or to a Participant's assignee, at the Participant's or assignee's home address on the records of CIBI.

         IN WITNESS WHEREOF, CIBI has caused the 1999 Plan to be executed on its behalf by its duly authorized officer on _________, 1999, effective as of January 1, 1999.

                              CENTRAL ILLINOIS BANCORP, INC.



                              By:_______________________________

                              Its:______________________________

                                   SCHEDULE A
                                   ----------

                            1993 Employee Stock Option Plan
                            1995 Employee Stock Option Plan
                            1995 Director Stock Option Plan
                            1996 Employee Stock Option Plan
                            1996 Director Stock Option Plan
                            1997 Employee Stock Option Plan
                            1997 Employee Stock Option Plan
                            1997 Employee Stock Option Plan
                            1997 Employee Stock Option Plan
                            1998 Employee Stock Option Plan
                            1998 Director Stock Option Plan
                            1998 Director Stock Option Plan

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF MERGER BETWEEN
         CENTRAL ILLINOIS BANCORP, INC. AND CIB MARINE BANCSHARES, INC.

         This PLAN OF MERGER (the "Plan of Merger") is made and entered into this ____ day of________________, 1999 by and between Central Illinois Bancorp, Inc., an Illinois corporation ("CIBI"), and CIB Marine Bancshares, Inc., a Wisconsin corporation ("CIBM" or, where appropriate, the "Surviving Corporation").

         WHEREAS, CIBI is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, with authorized capital stock consisting of 50,000,000 shares of common stock, $1.00 par value (the "CIBI Common Stock"), of which ____________ shares are issued and outstanding as of the date hereof;

         WHEREAS, CIBM will be a bank holding company registered under the Bank Holding Company Act of 1956, as amended, with authorized capital stock consisting solely of 50,000,000 shares of common stock, $1.00 par value (the "CIBM Common Stock"), and 5,000,000 shares of preferred stock $1.00 par value (the "CIBM Preferred Stock");

         WHEREAS, One (1) share of CIBM Common Stock is issued and outstanding and owned of record by CIBI, and no shares of CIBM Preferred Stock are issued and outstanding;

         WHEREAS, CIBI and CIBM are entering into this Plan of Merger, which contemplates the merger (the "Merger") of CIBI with and into CIBM upon the terms and conditions provided herein and pursuant to the applicable provisions of the Wisconsin Business Corporation Law (the "WBCL"), the Illinois Business Corporation Act of 1983, as amended (the "IBCA") and Section 368(a) of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the respective Boards of Directors of CIBI and CIBM (collectively the "Merging Corporations") deem it in the best interests of their respective corporations and shareholders that CIBI be merged with and into CIBM, with CIBM being the surviving corporation of the Merger, and each such Board of Directors has approved this Plan of Merger, has authorized its execution and delivery, has directed that this Plan of Merger be submitted to its respective shareholders for approval and has recommended its approval;

         NOW THEREFORE, with the foregoing recitals incorporated herein by this reference and made a part hereof, and in consideration of the premises and agreements, covenants and conditions herein contained, and in accordance with the WBCL and IBCA, the Merging Corporations adopt and agree to the following agreements, terms and conditions relating to the Merger and the method of carrying the same into effect:
                                    ARTICLE I

                                   THE MERGER

         1.01 THE MERGER. Subject to the terms and conditions of this Plan of Merger, at the Effective Time (as more fully defined in Section 1.02), CIBI will be merged with and into CIBM, in accordance with the applicable provisions of the WBCL and IBCA.

         1.02 EFFECTIVE TIME OF MERGER. Subject to the provisions of this Plan of Merger, articles of merger ("Articles of Merger") shall be duly prepared and executed by CIBI and CIBM and thereafter delivered to the Secretary of State of Wisconsin and the Secretary of State of Illinois for filing as provided in the WBCL and IBCA as soon as practicable after approval of the Plan of Merger and the Merger by the shareholders of CIBI and the sole shareholder of CIBM. The Merger shall become effective as of 5:00 P.M. (Central Time) on the day of filing of the Articles of Merger with the Secretary of State of Wisconsin and with the Secretary of State of Illinois (the "Effective Time").

         1.03     EFFECTS OF THE MERGER.

                  (a)      At the Effective Time:

                           (i) the separate existence of CIBI shall cease, and CIBI shall be merged with and into CIBM as provided in Section 180.1106 of the WBCL and Section 11.50 of the IBCA;

                           (ii) the Articles of Incorporation of CIBM in effect immediately prior to the Effective Time shall continue without change (until further amended in accordance with applicable law) as the Articles of Incorporation of the Surviving Corporation;

                           (iii) the By-Laws of CIBM in effect immediately prior to the Effective Time shall continue without change as the By-Laws of the Surviving Corporation;

                           (iv) the members of the board of directors of CIBM immediately prior to the Effective Time shall continue without change as the directors of the Surviving Corporation until such time as their respective successors are duly elected or their earlier resignation, death, retirement or removal;

                           (v) the officers of CIBI immediately prior to the Effective Time shall become the officers of the Surviving Corporation, to serve until such time as their respective successors are duly elected or their earlier resignation, death, retirement or removal; and

                           (vi) the corporate headquarters of CIBM at N27 W2425 Paul Court, Pewaukee, Wisconsin 53072 shall be the headquarters of the Resulting Corporation.

                  (B) In accordance with Section 180.1 106 of the WBCL and
Section 11.50 of the IBCA, at and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature, and be subject to all the restrictions, disabilities and duties, of each of the Merging Corporations; and all singular rights, privileges, powers and franchises of each of the Merging Corporations, and all property, real, personal and mixed, and all debts due to either of the Merging Corporations on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Merging Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter as effectually the property of the Surviving Corporation as they were of the Merging Corporations, and the title to any real estate vested, by deed or otherwise, in either of the Merging Corporations shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either of the Merging Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Merging Corporations shall thereafter attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts and liabilities had been incurred or contracted by it. Any action or proceeding, whether civil, criminal, administrative or investigatory, pending by or against either Merging Corporation shall be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted as a party in such action or proceeding in place of the Merging Corporation.

                                   ARTICLE II

                    EFFECT OF THE MERGER ON THE CAPITAL STOCK
                           OF THE MERGING CORPORATIONS

         2.01 (A) EFFECT ON CIBI COMMON STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of the Merging Corporations or the shareholders of CIBI, all shares of CIBI Common Stock issued and outstanding or held in treasury, if any, immediately prior to the Effective Time shall automatically be converted into an equal number of fully paid and non-assessable shares (except as provided in Section 180.0622(2)(b) of the WBCL) of CIBM Common Stock, and certificates representing such shares of CIBI Common Stock issued and outstanding or held in treasury, if any, immediately prior to the Effective Time shall from and after the Effective Time represent the number of shares of CIBM Common Stock into which such shares shall have been converted.

                  (B) EFFECT ON CIBI OPTIONS. At the Effective Time, each option granted by CIBI to purchase CIBI Common Stock (under or subject to any stock option plan of CIBI) and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the number of shares of the Surviving Corporation's common stock (subject to further adjustments as provided in the governing stock option plan) equal to the number of shares of CIBI common stock that the holder thereof would have received had such holder exercised the option in full immediately prior to the Effective Time (whether or not such option was then exercisable). The price per share payable upon the exercise under each of said options shall (subject to future adjustments as provided in the governing stock option plan) be equal to the exercise price per share thereunder immediately prior to the Effective Time.

         2.02     EFFECT ON CIBI PLANS.

                  (A) All plans of CIBI relating to the issuance or purchase of CIBI Common Stock shall be automatically amended immediately prior to the Effective Time to the extent necessary to permit continuance of such plans into those of the Surviving Corporation following the Merger, notwithstanding any provisions therein contained to the contrary.

                  (B) At the Effective Time, each employee or director benefit plan or incentive compensation plan to which CIBI is a party shall be assumed by, and continue to be the plan of, the Surviving Corporation.

                  (C) To the extent any of the aforementioned plans of CIBI or any of its subsidiaries provides for the issuance or purchase of, or otherwise relates to, CIBI Common Stock, after the Effective Time such plans shall be deemed to provide for the issuance or purchase of, or otherwise relate to, CIBM Common Stock upon the same terms and conditions.

         2.03 EFFECT ON CIBM COMMON STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of the Merging Corporations or the shareholder of CIBM, all shares of CIBM Common Stock issued and outstanding or held in treasury, if any, immediately prior to the Effective Time shall no longer be issued or outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto.

                                   ARTICLE III

                              SHAREHOLDER APPROVAL

         3.01 SHAREHOLDER APPROVAL. This Plan of Merger and the Merger herein contemplated shall have been, or shall be, submitted to the shareholders of each of the Merging Corporations hereto in accordance with applicable provisions of law. The consummation of this Plan of Merger and the Merger herein provided for are conditioned upon the approval hereof by the shareholders of the Merging Corporations as provided by law.

                                   ARTICLE IV

                             TERMINATION; AMENDMENT

         4.01 TERMINATION. This Plan of Merger may be terminated and the Merger abandoned by the Boards of Directors of CIBI and CIBM at any time until the first to occur of the filing of Articles of Merger with the Secretary of State of Wisconsin or the filing of Articles of Merger with the Secretary of State of Illinois if the Boards of Directors shall determine, in their sole discretion, that the Merger is not in the best interests of a Merging Corporation or its shareholders.

         4.02 AMENDMENT. Subject to the following sentence, this Plan of Merger may be amended, modified or supplemented by the Merging Corporations at any time until the first to occur of the filing of the Articles of Merger with the Secretary of State of Wisconsin or the filing of Articles of Merger with the Secretary of State of Illinois, whether before or after shareholder approval, to the extent permitted under applicable law. Notwithstanding the foregoing, amendments, modifications or supplements of this Plan of Merger that are required by the Secretary of State of Wisconsin or the Secretary of State of Illinois and that do not materially and adversely affect the rights, benefits and obligations of either of the Merging Corporations may be made unilaterally by the Merging Corporation filing this Plan of Merger with such office.

         IN WITNESS WHEREOF, each of the Merging Corporations has caused this Plan of Merger to be executed by its duly authorized officer as of the date and year first above written.


                                  CENTRAL ILLINOIS BANCORP, INC.,
                                  an Illinois corporation


                                  By: __________________________
                                       J. Michael Straka
                                       President and Chief Executive Officer

                                  CIB MARINE BANCSHARES, INC.,
                                  a Wisconsin corporation


                                  By: _________________________
                                       J. Michael Straka
                                       President and Chief Executive Officer

                                                                      APPENDIX C


                            ARTICLES OF INCORPORATION

                                       OF

                           CIB MARINE BANCSHARES, INC.

                  The following Articles of Incorporation are adopted under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes:

                                    ARTICLE 1
                                      NAME

                  The name of the Corporation is CIB Marine Bancshares, Inc.

                                    ARTICLE 2
                           REGISTERED OFFICE AND AGENT

                  The address of the registered office of the Corporation in the State of Wisconsin is N27 W24025 Paul Court, Pewaukee, Wisconsin 53072. The name of its registered agent at such address is Donald J. Straka.

                                    ARTICLE 3
                                     PURPOSE

                  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Wisconsin Business Corporation Law.

                                    ARTICLE 4
                                CLASSES OF STOCK

                  The total number of shares of all classes of capital stock which the Corporation has the authority to issue is fifty-five million (55,000,000) shares, which are divided into two classes as follows:

                  (a) five million (5,000,000) shares of capital stock designated as "Preferred Stock," with a par value of $1.00 per share; and

                  (b) fifty million (50,000,000) shares of capital stock designated as "Common Stock," with a par value of $1.00 per share (the "Common Stock").

                                    ARTICLE 5
                   RIGHTS AND PREFERENCES OF CLASSES OF STOCK

                  The designations, preferences, voting powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of each of the classes of stock of the Corporation are as follows:

                  5.1 PREFERRED STOCK. Pursuant to Section 180.0602(1) of the Wisconsin Business Corporation Law, the Board of Directors is authorized, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series with such designations, preferences, voting powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issuance of such Preferred Stock adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation or any amendment thereto, including, but not limited to, determination of any of the following:

                  (a) the distinctive serial designation and the number of shares constituting a series;

                  (b) the dividend rate or rates, whether dividends are cumulative (and if so on what terms and conditions), the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

                  (c) the voting rights, full or limited, if any, of the shares of the series, which may include the right to elect a specified number of directors if dividends on the series are not paid for in a specified period of time;

                  (d) whether the shares of the series are redeemable and, if so, the price or prices at which, and the terms and conditions on which, the shares may be redeemed, which prices, terms and conditions may vary under different conditions and at different redemption dates;

                  (e) the amount or amounts, if any, payable upon the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to the series;

                  (f) whether the shares of the series are entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of shares of the series and the amount of the fund and the manner of its application, including the price or prices at which the shares of the series may be redeemed or purchased through the application of the fund;

                  (g) whether the shares are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which the conversion or exchange may be made, and any other terms and conditions of the conversion or exchange; and

                  (h) any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of a series, as the Board of Directors may deem advisable and as are not inconsistent with the provisions of these Articles of Incorporation.

                  5.2 COMMON STOCK.

                  (a) Dividends. Subject to the preferential rights of the Preferred Stock, the holders of the Common Stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

                  (b) Liquidation. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to shareholders, ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust, or other entity, or any combination hereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. Neither the merger or consolidation of the Corporation into or with any other corporation or corporations, nor the purchase or redemption of shares of stock of any class of the corporation, nor the sale or transfer by the corporation of all or any part of its assets, nor the reorganization or recapitalization of the corporation, shall be deemed to be a dissolution, liquidation or winding up of the corporation for the purposes of this paragraph.

                  (c) Voting Rights. Except as may be otherwise required by law or these Articles of Incorporation, each holder of Common Stock has one vote in respect of each share of stock held by the holder of record on the books of the Corporation on all matters voted upon by the shareholders.

                  5.3 CHANGES IN AUTHORIZED CAPITAL STOCK. The number of authorized shares of any class or series of stock may be increased or decreased without the approval of such class or series as a separate voting group, except to the extent that the Board of Directors shall specify, in the resolution or resolutions providing for the issuance of a series of stock, that the approval of the holders of such series shall be required to increase or decrease the number of authorized shares of such series.

                                    ARTICLE 6
                              NO PREEMPTIVE RIGHTS

                  No shareholder shall have any preemptive right to subscribe to an additional issue of stock, whether now or hereafter authorized, of any class or series or to any securities of the Corporation convertible into such stock.

                                    ARTICLE 7
                                    DIRECTORS

                  7.1 NUMBER, ELECTION AND TERMS OF DIRECTORS.

                  (a) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. Subject to the rights of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, the number of directors constituting the Board or Directors shall be initially fixed at ten and shall thereafter be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the number of directors that the Corporation would have at the time if there were no vacancies existing in the Board of Directors (the "Whole Board").

                  (b) The Board of Directors, other than the directors who may be elected by the holders of any class or series of Preferred Stock under specified circumstances, shall be divided into three classes, as nearly equal in number as possible. The initial term of office of Class I directors shall expire at the annual meeting of shareholders to be held in 2000; the initial term of office of Class II directors shall expire at the annual meeting of shareholders to be held in 2001; and the initial term of office of Class III directors shall expire at the annual meeting of shareholders to be held in 2003, and in each case until their respective successors are elected and qualified. At each annual meeting of shareholders, directors shall be chosen to succeed those whose terms then expire and shall be elected for a term of office expiring at the third succeeding annual meeting of shareholders after their election, and in each case until their respective successors are elected and qualified.

                  7.2 INITIAL BOARD OF DIRECTORS. The initial Board of Directors shall consist of the following persons, each of whom shall serve as a member of the class of directors set forth below:

                  CLASS I  (TERMS EXPIRE AT THE 2000 ANNUAL MEETING)

                  John T. Bean
                  1631 S. Highland
                  Arlington Heights, Illinois  60007

                  Steven C. Hillard
                  c/o Hilmun Holdings
                  P.O. Box 3966
                  Champaign, Illinois  61826

                  J. Michael Straka
                  N27 W24025 Paul Court
                  Pewaukee, Wisconsin 53072

                  CLASS II (TERMS EXPIRE AT THE 2001 ANNUAL MEETING)
                  --------------------------------------------------

                  Norman Baker
                  14493 S. Padre Island Drive
                  Suite A, Box 321
                  Corpus Christi, Texas  78418

                  W. Scott Blake
                  731 N. Jackson Street, Suite 400
                  Milwaukee, Wisconsin  53202

                  Dean Katsaros
                  2301 Village Green Place, Suite B
                  Champaign, Illinois  61821

                  Donald M. Trilling
                  c/o Illini Tile
                  1300 Touhy Avenue
                  Elk Grove Village, Illinois 60007-5304

                  CLASS III (TERMS EXPIRE AT THE 2002 ANNUAL MEETING)
                  ---------------------------------------------------

                  Jose C. Araujo
                  Calle C RES DE MORD Valle Amiba
                  Caracas, Venezuela

                  Jerry D. Maahs
                  19385 Buckingham Place
                  Brookfield, Wisconsin  53045

                  Howard E. Zimmerman
                  111 W. Washington Street, Suite 902
                  Chicago, Illinois  60602

                  7.3 NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Subject to the rights of any class or series of Preferred Stock then outstanding and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director.

                  Directors chosen to fill vacancies pursuant to this Section
5.2 shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Newly created directorships shall be allocated among the classes of directors so that each class of directors shall consist, as nearly as possible, of one-third of the total number of directors.

                  7.4 REMOVAL. Subject to the rights of the holders of any class or series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of stock of the Corporation generally entitled to vote in the election of directors, considered for purposes of this
Section 5.4 as one class.

                                    ARTICLE 8
                                     BY-LAWS

                  No provision of the by-laws of the Corporation may be amended, altered or repealed and no provision inconsistent with the by-laws of the Corporation may be adopted, except by (a) the affirmative vote of a majority of the members of the Whole Board, or (b) the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of stock of the Corporation generally entitled to vote in the election of directors, considered for purposes of this Article 6 as one class.

                                    ARTICLE 9
                              FAIR PRICE PROVISION

                  9.1 DEFINITIONS. For purposes of this Article 9, the following terms shall have the following meanings:

                  (a) "Business Combination" shall mean:

                      (i) any merger, consolidation or share exchange of the
                  Corporation or any Subsidiary with or into (A) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such merger, consolidation, or share exchange would be, an Affiliate or Associate of an Interested Shareholder; or

                      (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value equal to or greater than one percent (1%) of the total assets of the Corporation as reported in the consolidated balance sheet of the Corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared; or

                      (iii) the issuance or transfer by the Corporation or any
                  Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equal to or greater than one percent (1%) of the total assets of the Corporation as reported in the consolidated balance sheet of the Corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared; or

                      (iv) any reclassification of securities (including any
                  reverse stock split), recapitalization or reorganization of the Corporation or any Subsidiary, or any merger, consolidation or share exchange of the Corporation with any Subsidiary or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the percentage of the outstanding shares of (A) any class of equity securities of the Corporation or any Subsidiary or (b) any class of securities of the Corporation or any Subsidiary convertible into equity securities of the Corporation or any Subsidiary, represented by securities of such class which are directly or indirectly owned by an Interested Shareholder and all of its Affiliates and Associates;

                      (v) the adoption of any plan or proposal for the
                  liquidation or dissolution of the Corporation or any Subsidiary or any spin-off or split-up of any kind of the Corporation or any Subsidiary proposed by or on behalf of the Interested Shareholder or any Affiliate or Associate of an Interested Shareholder; or

                      (vi) any agreement, contract, or other arrangement
                  providing for any one or more of the actions specified in clauses (i) through (v) of this Section 9.1(a).

                  (b) "Affiliate" and "Associate" shall have the respective meanings given such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the initial date of filing of these Articles of Incorporation.

                  (c) "Beneficial Owner" shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the initial date of filing of these Articles of Incorporation, and a person shall "Beneficially Own" and have "Beneficial Ownership" of any securities of which such person is the Beneficial Owner.

                  (d) "Continuing Director" shall mean (i) any member of the Board of Directors of the Corporation who (A) is neither the Interested Shareholder involved in the Business Combination as to which a vote of Continuing Directors is provided for hereunder, nor an Affiliate, Associate, employee, agent or nominee of such Interested Shareholder, or the relative of any of the foregoing, and (B) was a member of the Board of Directors prior to the time that such Interested Shareholder became an Interested Shareholder; and (ii) any successor of a Continuing Director described in clause (i) who is recommended or elected to succeed a Continuing Director by the affirmative vote of a majority of Continuing Directors then on the Board of Directors of the Corporation.

                  (e) "Fair Market Value" shall mean (i) in the case of stock, the highest closing sales price during the 30-day period immediately preceding the date in question of a share of such stock on the principal national securities exchange on which such stock is listed or admitted to trading or on the Nasdaq Stock Market's National Market, or, if such stock is not listed or admitted to trading on any such exchange or the Nasdaq Stock Market's National Market, the highest last quoted price or, if not so quoted, the highest average high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or such system then in use during the 30-day period preceding the date in question, or, if no such quotation is available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.

                  (f) "Interested Shareholder" shall mean any person (other than the Corporation or a Subsidiary, any employee benefit plan maintained by the Corporation or any Subsidiary, or any trustee or fiduciary with respect to any such plan when acting in such capacity) who or which:

                      (i) is the Beneficial Owner of ten percent (10%) or more
                  of the Voting Shares:

                      (ii) is an Affiliate or an Associate of the Corporation
                  and at any time within the two-year period immediately prior to the date in question, was the Beneficial Owner of 10% or more of the voting power of the then-outstanding Voting Shares; or

                      (iii) is an assignee of, or has otherwise succeeded to,
                  any shares of Voting Stock of the Corporation of which an Interested Shareholder was the Beneficial Owner at any time within the two-year period immediately prior to the date in question, if such assignment or succession shall have occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act of 1933, as amended.

                  For the purpose of determining whether a person is an Interested Shareholder, the outstanding Voting Shares shall include unissued Voting Shares of which the Interested Shareholder is the Beneficial Owner but shall not include any other Voting Shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, to any person who is not an Interested Shareholder.

                  (g) A "person" shall include any individual, firm, corporation, partnership, trust or other entity, organization or association, as well as any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act.

                  (h) "Subsidiary" shall mean any corporation, limited partnership, general partnership or other firm or entity of which a majority of any class of equity security or other equity interests owned, directly or indirectly, by the Corporation; provided, however, that for purposes of the definition of Interested Shareholder set forth in paragraph (f) of this Section 9.1, the term "Subsidiary" shall mean only a corporation, limited partnership, general partnership or other firm or entity of which a majority of each class of equity security or other equity interest is owned, directly or indirectly, by the Corporation.

                  (i) "Voting Shares" shall mean the outstanding shares of all classes of stock of the Corporation generally entitled to vote in the election of directors, considered for purposes of this Article 9 as one class.

                  9.2 VOTE REQUIRED FOR CERTAIN BUSINESS TRANSACTIONS. In addition to any affirmative vote required by law or by these Articles of Incorporation, and except as otherwise expressly provided in Section 9.3 of this Article, any Business Combination shall require the affirmative vote of the holders of record of outstanding shares representing at least (a) eighty percent (80%) of the voting power of the then outstanding shares of the Voting Stock of the Corporation, voting together as a single class, and (b) sixty-six and two thirds percent (66-2/3%) of the voting power of the Voting Stock owned by Persons other than any Interested Shareholder and its Associates and Affiliates, notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

                  9.3 WHEN HIGHER VOTE IS NOT REQUIRED. The provisions of
Section 9.2 of this Article shall not apply to a particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, of the shareholders as is required by law and any other provision of these Articles of Incorporation, if all of the conditions specified in either of the following paragraphs (a) and (b) are met.

                  (a) Approval by Continuing Directors. The Business Combination has been approved by the affirmative vote of a majority of the Continuing Directors, even if the Continuing Directors do not constitute a quorum of the entire Board of Directors.

                  (b) Form of Consideration, Price and Procedure Requirements. All of the following conditions shall have been met:

                      (i) With respect to each share of each class of Voting
                  Stock of the Corporation (including Common Stock), the holder thereof shall be entitled to receive on or before the date of the consummation of the Business Combination (the "Consummation Date") consideration, in the form specified in
                  (b)(ii) hereof, with an aggregate Fair Market Value as of the Consummation Date at least equal to the highest of the following:

                           (A) the highest per share price (including any
                  brokerage commissions, transfer taxes and soliciting dealers'
                  fees) paid by the Interested Shareholder to which the Business Combination relates, or by any Affiliate or Associate of such Interested Shareholder, for any shares of such class of Voting Stock acquired by it (1) within the five-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), (2) within the two-year period prior to the Consummation Date or (3) within the two-year period prior to, or in, the transaction in which it became a Interested Shareholder, whichever is highest; plus, in any such case, interest compounded annually from the earliest date on which that highest per share acquisition price was paid through the Consummation Date at the rate for one-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the Fair Market Value of any dividends paid other than in cash per share of such class of Voting Stock since that earliest date, up to the amount of that interest;

                           (B) the Fair Market Value per share of such class of
                  Voting Stock of the Corporation on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder, whichever is higher; plus interest compounded annually from that date through the Commencement Date at the rate for one-year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the Fair Market Value of any dividends paid other than in cash, per share of such class of Voting Stock since that date, up to the amount of that interest; and

                           (C) the highest preferential amount per share, if
                  any, to which the holders of shares of such class of Voting Stock of the Corporation are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; plus the aggregate amount of any dividends declared or due as to which those holders are entitled prior to payment of dividends on some other class or series of stock (unless the aggregate amount of those dividends is included in that preferential amount).

                  (ii) The consideration to be received by holders of a particular class of outstanding Voting Stock of the Corporation (including Common Stock) as described in Section 9.3(b)(i) hereof shall be in cash or, if the consideration previously paid by or on behalf of the Interested Shareholder in connection with its acquisition of beneficial ownership of shares of such class of Voting Stock consisted in whole or in part of consideration other than cash, then in the same form as such consideration. If such payment for shares of any class of Voting Stock of the Corporation has been made in varying forms of consideration, then the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the beneficial ownership of the largest number of shares of such class of Voting Stock previously acquired by the Interested Shareholder.

                      (iii) After such Interested Shareholder has become an
                  Interested Shareholder and prior to the Consummation Date:

                           (A) except as approved by the affirmative vote of a
                  majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on the outstanding Preferred Stock of the Corporation, if any;

                           (B) there shall have been (1) no reduction in the
                  annual rate of dividends paid on the Common Stock of the Corporation (except as necessary to reflect any subdivision of the Common Stock), except as approved by the affirmative vote of a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate is approved by the affirmative vote of a majority of the Continuing Directors; and (3) such Interested Shareholder shall not have become the Beneficial Owner of any additional shares of Voting Stock of the Corporation except
                  (x) as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder, (y) by virtue of proportionate stock splits, stock dividends or other distributions of stock in respect of stock not constituting a Business Combination, or (z) through a Business Combination meeting all of the considerations of this Section 9.3.

                  (iv) After such Interested Shareholder has become an Interested Shareholder, neither such Interested Shareholder nor any Affiliate or Associate thereof shall have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation.

                  (v) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Exchange Act and the General Rules and Regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to the shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions thereof). Such proxy or information statement shall contain, (A) any recommendations as to the advisability (or inadvisability) of the Business Transaction that a majority of the Continuing Directors may choose to state, and (B) if a majority of the total number of Continuing Directors so requests, an opinion of a reputable investment banking firm (which firm shall be selected by a majority of the total number of Continuing Directors, furnished with all information it reasonably requests, and paid a reasonable fee for its services by the Corporation upon the Corporation's receipt of such opinion) as to the fairness (or lack of fairness) of the terms of the proposed Business Combination from the point of view of the holders of shares of Voting Stock (other than the Interested Shareholder).

                  9.4 POWERS OF CONTINUING DIRECTORS. A majority of the Continuing Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article, including, without limitation, (A) whether a Person is an Interested Shareholder, (B) the number of shares of Voting Stock of the Corporation beneficially owned by any Person, (C) whether a Person is an Affiliate or Associate of another, (D) whether the requirements of paragraph (b) of Section
9.3 have been met with respect to any Business Combination, and (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value equal to or greater than one percent (1%) of the total assets of the Corporation as reported in the consolidated balance sheet of the Corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared; and the good faith determination of a majority of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article 9.

                  9.5 NO EFFECT ON FIDUCIARY OBLIGATIONS.

                  (a) Nothing contained in this Article shall be construed to relieve an Interested Shareholder or any Associate or Affiliate of an Interested Shareholder from any fiduciary obligation imposed by law.

                  (b) The fact that any Business Combination complies with the provisions of Section 9.3(b) of this Article shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the shareholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

                                   ARTICLE 10
                      SHAREHOLDER ACTION BY WRITTEN CONSENT

                  Action required or permitted by the Wisconsin Business Corporation Law to be taken at a shareholders' meeting may be taken without a meeting without action by the board of directors only by all shareholders entitled to vote on the action.

                                   ARTICLE 11
                  ELECTION TO BE SUBJECT TO CERTAIN PROVISIONS
                    OF THE WISCONSIN BUSINESS CORPORATION LAW

                  The Corporation elects to be subject to Sections 180.1130 to
180.1134 and Section 180.1150 of the Wisconsin Business Corporation Law as if it were an issuing public corporation within the meaning of Section 180.1130(8) of the Wisconsin Business Corporation Law.

                                   ARTICLE 12
                           AMENDMENTS TO THE ARTICLES

                  The Corporation reserves the right to amend, alter or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon shareholders and directors herein are granted subject to this reservation. Notwithstanding that a lesser or different percentage may be specified by the Wisconsin Business Corporation Law and in addition to any affirmative vote of any particular class or series of the capital stock that may be required by the Wisconsin Business Corporation Law and these Articles of Incorporation,

                  (a) the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of stock of the Corporation generally entitled to vote in the election of directors, considered for purposes of this Article 12 as one class, shall be required to amend, alter or repeal in any respect, or adopt any provision inconsistent with,

                      (i)      Section 5.1 of Article 5,

                      (ii)     Sections 7.1, 7.3 and 7.4 of Article 7,

                      (iii)    Article 8,

                      (iv)     Article 10,

                      (v)      Article 11, and

                      (vi)     this Article 12(a);

         provided, however, that if such amendment, alteration, repeal or adoption of an inconsistent provision is declared advisable by the Board of Directors by the affirmative vote of at least seventy-five percent (75%) of the Whole Board, such amendment, alteration, repeal or adoption of an inconsistent provision need only be approved by the vote then required under the Wisconsin Business Corporation Law; and

                  (b) the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of stock of the Corporation generally entitled to vote in the election of directors, considered for purposes of this Article 12 as one class, shall be required to amend, alter or repeal in any respect, or adopt any provision inconsistent with Article 9 or this Article 12(b); provided, however, that if such amendment, alteration, repeal or adoption of an inconsistent provision is declared advisable by the Board of Directors by the affirmative vote of at least seventy-five percent (75%) of the Whole Board and a majority of the Continuing Directors, such amendment, alteration, repeal or adoption of an inconsistent provision need only be approved by the vote then required under the Wisconsin Business Corporation Law.

                                   ARTICLE 13
                                  INCORPORATOR

                  The name and address of the sole incorporator is Donald J. Straka, N27 W24025 Paul Court, Pewaukee, Wisconsin 53072.

                  Executed in duplicate this ___ day of _____, 1999.




                                               ---------------------------------
                                                       Donald J. Straka

                                                                      APPENDIX D




                                     BY-LAWS

                                       OF

                            CIB-MARINE BANCORP, INC.
                             A WISCONSIN CORPORATION
                           (ADOPTED ________________)


                                    ARTICLE I

                               OFFICES AND RECORDS


         Section 1.1 Principal and Business Offices. The Corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

         Section 1.2 Registered Office. The registered office of the Corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical with its principal office in the State of Wisconsin, and the address of the registered office may be changed from time to time by the Board of Directors or by the registered agent. The business office of the registered agent of the corporation shall be identical to such registered office.

                                   ARTICLE II

                                  SHAREHOLDERS

         Section 2.1 Annual Meeting. An annual meeting of the shareholders shall be held at such time and date as may be fixed each year by resolution of the Board of Directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

         Section 2.2 Special Meetings.

         (a) Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by the Wisconsin Business Corporation Law, may be called only by the Chairman of the Board of Directors, the President, or the Board of Directors, and shall be called by the Chairman of the Board of Directors or President upon the demand, in accordance with this Section 2.2(a), of the holders of record of shares representing at least ten percent (10%) of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting.

         (b) In order that the Corporation may determine the shareholders entitled to demand a special meeting, the Board may fix a record date to determine the shareholders entitled to make such a demand (the "Demand Record Date"). The Demand Record Date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board and shall be not more than 10 days after the date upon which the resolution fixing the Demand Record Date is adopted by the Board. Any shareholder of record seeking to have shareholders demand a special meeting shall send a written demand to the Secretary of the Corporation, in the form provided for in Section 2.2(d), by hand or by certified mail, return receipt requested, which includes a request that the Board fix a Demand Record Date. The Board shall promptly, but in all events within 10 days after the date on which a valid request to fix a Demand Record Date is received, adopt a resolution fixing the Demand Record Date and shall make a public announcement of such Demand Record Date. If no Demand Record Date has been fixed by the Board within 10 days after the date on which a valid request to fix a Demand Record Date is received by the Secretary, then the Demand Record Date shall be the 10th day after the first day on which a valid request to fix a Demand Record Date is first received by the Secretary.

         (c) In order for a shareholder or shareholders to demand a Special Meeting, a written demand or demands for a Special Meeting by the holders of record as of the Demand Record Date of shares representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the special meeting must be received by the Secretary by hand or by certified or registered mail, return receipt requested, within 70 days of the Demand Record Date.

         (d) To be valid, any demand which includes a request to fix a Demand Record Date shall set forth the specific purpose or purposes for which the special meeting is to be held, shall be signed by one or more persons who, as of the date of the demand, are shareholders of record (or their duly authorized proxies or other representatives), shall bear the date of signature of each such shareholder (or proxy or other representative), and shall set forth the name and address, as they appear in the Corporation's books, of each shareholder signing such demand and the class or series and number of shares of the Corporation that are owned of record and beneficially by each such shareholder. Each demand submitted by any other shareholder in connection with the same meeting shall include the same information and shall be signed by one or more persons who, as of the Demand Record Date, are shareholders of record (or their duly authorized proxies or other representatives).

         (e) The Corporation shall not be required to call a special meeting upon shareholder demand unless, in addition to the documents required by Section 2.2(b), (c) and (d), the Secretary receives a written agreement signed by each Soliciting Shareholder (as defined herein), pursuant to which each Soliciting Shareholder, jointly and severally, agrees to pay the Corporation's costs of holding the special meeting, including the costs of preparing and mailing proxy materials for the Corporation's own solicitation; provided that if each of the resolutions introduced by any Soliciting Shareholder at such meeting is adopted, and each of the individuals nominated by or on behalf of any Soliciting Shareholder for election as director at such meeting is elected, then the Soliciting Shareholders shall not be required to pay such costs. For purposes of this Section 2.2(e), the following terms shall have the meanings set forth below:

                  (i) "Affiliate" of any Person shall mean any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first Person.

                  (ii) "Participant" shall have the meaning assigned to such term in Item 4 of Schedule 14A (Rule 14a-101) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (iii) "Person" shall mean any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group deemed to be a person under
         Section 14(d)(2) of the Exchange Act.

                  (iv) "Proxy" shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.

                  (v) "Solicitation" shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.

                  (vi) "Soliciting Shareholder" shall mean, with respect to any special meeting demanded by a shareholder or shareholders, any of the following persons:

                           (A) if the number of shareholders signing the demand
                  or demands for a meeting delivered to the corporation pursuant to Section 2.2(c) is ten or fewer, then each shareholder signing any such demand;

                           (B) if the number of shareholders signing the demand
                  or demands for a meeting delivered to the corporation pursuant to Section 2.2(c) is more than ten, then each Person who either (I) was a Participant in any Solicitation of such demand or demands or (II) at the time of the delivery to the corporation of such demand or demands, had engaged or intended to engage in any Solicitation of Proxies for use at such special meeting (other than a Solicitation of Proxies on behalf of the Corporation); or

                           (C) any Affiliate of a Soliciting Shareholder, if a
                  majority of the directors then in office determine, reasonably and in good faith, that such Affiliate should be required to sign the written demand described in Section 2.2(d) and/or the written agreement described in this subsection (e) in order to prevent the purposes of this Section 2.2 from being evaded.

         (f) Except as provided in the following sentence, any special meeting shall be held at such hour and day as may be designated by whichever of the Chairman of the Board, the President or the Board shall have called such meeting. In the case of any special meeting called by the Chairman of the Board or the President upon the demand of shareholders (a "Demand Special Meeting"), such meeting shall be held at such hour and day as may be designated by the Board; provided, however, that the date of any Demand Special Meeting shall be not more than 70 days after the record date fixed for the special meeting pursuant to Section 2.5(a); and provided further that in the event that the directors then in office fail to designate an hour and date for a Demand Special Meeting within 10 days after the date that valid written demands for such meeting by the holders of record as of the Demand Record Date of shares representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the special meeting are delivered to the corporation (the "Delivery Date"), then such meeting shall be held on the 100th day after the Delivery Date, or if such 100th day is not a Business Day (as defined below), on the first preceding Business Day. In fixing a meeting date for any special meeting, the Chairman of the Board, the President or the Board may consider such factors as he or it deems relevant within the good faith exercise of his or its business judgment, including, without limitation, the nature of the action proposed to be taken, the facts and circumstances surrounding any demand for such meeting, and any plan of the Board to call an annual meeting or a special meeting for the conduct of related business.

         (g) Any special meeting may be adjourned by the chairman of the meeting from time to time and place to place without notice other than announcement at the meeting. At any adjourned special meeting the corporation may transact any business which might have been transacted at the special meeting as originally called. In accordance with the provisions of applicable law, the Board acting by resolution may postpone and reschedule any previously scheduled special meeting; provided, however, that a Demand Special Meeting shall not be postponed beyond the 100th day following the Delivery Date.

         (h) For purposes of these by-laws, "Business Day" shall mean any day other than a Saturday, a Sunday, legal holiday for federal or state governmental agencies located in the State of Wisconsin, or a day on which banking institutions in the State of Wisconsin are obligated by law or executive order to close.

         Section 2.3 Place of Shareholder Meetings. The Board of Directors may designate any place, either within or without the State of Wisconsin, as the place of meeting for any annual or special meeting of shareholders. If no designation is made, the place of the meeting shall be at the principal office of the Corporation in the State of Wisconsin.

         Section 2.4  Notice  of  Meetings.

         (a) Delivery of Notice. Written or printed notice stating the place, day and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting (unless a different time is provided by the Wisconsin Business Corporation Law or the Articles of Incorporation), or in the case of a merger, consolidation, share exchange, dissolution, or sale, lease, or exchange of assets, not less than twenty (20) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman, President, or the Secretary to each shareholder of record entitled to vote at such meeting and to such other persons as required by the Wisconsin Business Corporation Law. In the event of any Demand Special Meeting, such notice shall be sent not more than 30 days after the Delivery Date. If mailed, such notice shall be deemed to be delivered when deposited in the United

States mail, with postage thereon prepaid, addressed to the shareholder at his address as it appears on the records of the Corporation.

         (b) Content of Notice. In the case of any special meeting, (i) the notice of meeting shall describe any business that the Board shall have theretofore determined to bring before the meeting, and (ii) in the case of a Demand Special Meeting, the notice of meeting (A) shall describe any business set forth in the statement of purpose of the demands received by the Corporation in accordance with Section 2.2(d) of these by-laws.

         (c) Notice of Adjournments. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if a new record date for an adjourned meeting is or must be fixed, the Corporation shall give notice of the adjourned meeting to persons who are shareholders as of the new record date.

         2.5  Fixing of Record Date.

         (a) Shareholder Meetings. The Board of Directors may fix in advance a date as the record date for the purpose of determining shareholders entitled to notice of and to vote at any meeting of shareholders, shareholders entitled to demand a special meeting as contemplated by Section 2.2 hereof, shareholders entitled to take any other action, or shareholders for any other purpose. Such record date shall not be more than 70 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. In the case of any Demand Special Meeting, (i) the record date for the special meeting shall not be later than the 30th day after the Delivery Date and (ii) if the Board fails to fix a record date for such special meeting within 30 days after the Delivery Date, then the close of business on such 30th day shall be the record date for such special meeting. Except as provided by the Wisconsin Business Corporation Law for a court-ordered adjournment, a determination of shareholders entitled to notice of and to vote at a meeting of shareholders is effective for any adjournment of such meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

         (b) Distributions. The record date for determining shareholders entitled to a distribution (other than a distribution involving a purchase, redemption or other acquisition of the corporation's shares) or a share dividend is the date on which the Board of Directors authorized the distribution or share dividend, as the case may be, unless the Board of Directors fixes a different record date.

         (c) Other Corporate Action. Subject to the procedures set forth in
Section 2.2(b) relating to the fixing of a Demand Record Date, the Board may also fix a future date as the record date to determine the shareholders entitled to take any other action. Such record date may not be more than 70 days before the action requiring a determination of shareholders.

         2.6 Shareholders' List for Meetings. After a record date for a special or annual meeting of shareholders has been fixed, the corporation shall prepare a list of the names of all of the shareholders entitled to notice of the meeting. The list shall be arranged by class or series of shares, if any, and show the address of and number of shares held by each shareholder. Such list shall be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing to the date of the meeting, at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder or his or her agent may, on written demand, inspect and, subject to the limitations imposed by the Wisconsin Business Corporation Law, copy the list, during regular business hours and at his or her expense, during the period that it is available for inspection pursuant to this Section 2.6. The Corporation shall make the shareholders' list available at the meeting and any shareholder or his or her agent or attorney may inspect the list at any time during the meeting or any adjournment thereof. Refusal or failure to prepare or make available the shareholders' list shall not affect the validity of any action taken at a meeting of shareholders.

         Section 2.7 Voting of Shares. Except as provided under the Wisconsin Business Corporation Law or otherwise provided in the Articles of Incorporation of the Corporation, each outstanding share of Common Stock shall be entitled to one vote upon each matter submitted to vote at a meeting of shareholders.

         Section 2.8 Proxies. At all meetings of shareholders, a shareholder may vote his or her shares in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by his or her attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent of the Corporation authorized to tabulate votes. An appointment form is valid for 11 months from the date of its signing unless a different period is expressly provided in the appointment form.

         Section 2.9 Conduct of Meetings; Advance Notice Procedures.

         (a) Conduct of Meetings. The President or, in his absence, the Chairman of the Board or such other officer as may be designated by the Board of Directors, shall be the chairman at shareholders' meetings. The Secretary of the Corporation or, in his absence, such person as the chairman of the meeting shall appoint, shall be the secretary at shareholders' meetings. The Board may, to the extent not prohibited by law, adopt by resolution such rules and regulations for the conduct of meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations adopted by the Board, the chairman of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations or procedures and to do all acts as, in the judgment of the chairman, are appropriate for the conduct of the meeting.

         (b) Conduct of Business at Annual Meetings. At any annual meeting of the shareholders of the corporation, only such business shall be conducted, and only nominations of persons for election to the Board of Directors shall be made, as shall have been properly brought before the meeting in accordance with these by-laws. Any nomination of persons for election to the Board of Directors or proposal of business shall be brought before an annual meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this
Section 2.9(b), who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section 2.9(b). For nominations or other business to be



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properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and in conformance with the requirements of Section 2.9(d), and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Corporation. In no event shall the public or other announcement of an adjournment of an annual meeting or the adjournment thereof commence a new time period for the giving of a shareholder's notice as described above.

             Notwithstanding the foregoing, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public disclosure by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days before the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section 2.9(b) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to or mailed to and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public disclosure is first made by the Corporation.

         (c) Conduct of Business at Special Meetings. At any special meeting of the shareholders, only such business shall be conducted as the Board of Directors shall have determined to bring before the special meeting and, in the case of a Demand Special Meeting, as shall have seen set forth in the statement of purpose of the demands received by the Corporation in accordance with Section
2.2. Nominations of persons for election to the Board of Directors of the Corporation may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any shareholder of the Corporation who (A) is a shareholder of record at the time of the giving of notice provided for in this Section 2.9(c),
(B) is entitled to vote for the election of directors at the meeting and (C) complies with the notice procedures set forth in this Section 2.9(c). Any shareholder desiring to nominate persons for election to the Board of Directors at a special meeting must deliver written notice of such shareholder's proposed nomination, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation. Such notice must be received by the Secretary not more than 90 days before such special meeting and not later than the close of business on the later of (i) the 60th day before such special meeting or (ii) the 10th day following the date on which a public announcement is first made of the date of such special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public or other announcement of an adjournment of a special meeting or the adjournment thereof commence a new time period for the giving of a shareholder's notice as described above.



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


         (d) Content of Notice. Each shareholder's notice to the Secretary of the Corporation shall set forth (i) as to each person whom such shareholder proposes to nominate for election or reelection as a director at an annual or special meeting, all information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors in an election contest, or otherwise required, under Regulation 14A under the Securities Exchange Act of 1934 ("Regulation 14A") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected), (ii) as to any other business such shareholder proposes to bring before an annual meeting, a brief description of the business desired to be brought before such annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or such business is to be brought, (i) the name and address of such shareholder, as they appear on the Corporation's books, and the name and address of such beneficial owner and (ii) the class, series (if applicable) and number of shares of the Corporation's capital stock that are owned beneficially and of record by such shareholder and such beneficial owner. The Corporation may require any proposed nominee for director to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

         (e) Notwithstanding anything in these by-laws to the contrary, only such persons who are nominated in accordance with the procedures set forth in this Section 2.9 shall be eligible for election as directors and only such business shall be brought before or conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.9. The chairman of the annual or special meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made or business was not properly brought before the meeting in accordance with the provisions of this Section 2.9 and, if the chairperson should so determine, he or she shall so declare to the meeting and any such defective nomination shall be disregarded and/or any such business not properly brought before the special meeting shall not be transacted.

         (f) For purposes of this Section 2.9, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         (g) Notwithstanding the foregoing provisions of this Section 2.9, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.9. Nothing in this Section 2.9 shall be deemed to affect any rights of (i) shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, or
(ii) holders of any class or series of the Corporation's preferred stock to elect directors under specified circumstances.

         Section 2.10 Quorum and Voting Requirements.

         (a) Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. If the Corporation has only one class of stock outstanding, such class shall constitute a separate voting group for purposes of this Section 2.10. Except as otherwise provided in the Articles of Incorporation, any by-law adopted under authority granted in the Articles of Incorporation, or the Wisconsin Business Corporation Law, a majority of the votes entitled to be cast on the matter shall constitute a quorum of the voting group for action on that matter. Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting.

         (b) Voting Requirements. If a quorum exists, except in the case of directors, action on a matter shall be approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, any by-law adopted under authority granted in the Articles of Incorporation, or the Wisconsin Business Corporation Law requires a greater number of affirmative votes. Unless otherwise provided in the Articles of Incorporation, each director shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at a meeting at which a quorum is present.

         (c) Adjournments. Though less than a quorum of the outstanding votes of a voting group are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 2.11 Acceptance of Instruments Showing Shareholder Action. If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, the corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of a shareholder. If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of a shareholder, the corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder if any of the following apply:

                  (a) The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity.

                  (b) The name purports to be that of a personal representative, administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation is presented with respect to the vote, consent, waiver or proxy appointment.

                  (c) The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation is presented with respect to the vote, consent, waiver or proxy appointment.

                  (d) The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder is presented with respect to the vote, consent, waiver or proxy appointment.

                  (e) Two or more persons are the shareholders as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.

The corporation may reject a vote, consent, waiver or proxy appointment if the Secretary or other officer or agent of the corporation who is authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

         Section 2.12 Inspectors of Election. The President may, in advance of any meeting of shareholders, appoint one or more inspectors to act at the meeting and make a written report thereof. If no previously appointed inspector or alternate is able to act at a meeting of shareholders, the chairman of the meeting may appoint, at the meeting, one or more persons to act as inspectors. No director or candidate for director may be appointed as an inspector. Any inspector so appointed, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and to the best of his or her ability.

         Any inspectors so appointed shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the number of shares represented at a meeting and the validity of proxies and ballots in accordance with applicable law, (iii) count all votes and ballots in accordance with applicable law, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         Section 3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors, subject to any limitation set forth in the articles of incorporation.





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

         Section 3.2  Number, Tenure and Qualifications.

                  (a) Subject to the rights of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, the number of directors constituting the Board or Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the number of directors that the Corporation would have at the time if there were no vacancies existing in the Board of Directors (the "Whole Board").

                  (b) The Board of Directors, other than the directors who may be elected by the holders of any class or series of Preferred Stock under specified circumstances, shall be divided into three classes, as nearly equal in number as possible. The initial term of office of Class I directors shall expire at the annual meeting of shareholders to be held in 2000; the initial term of office of Class II directors shall expire at the annual meeting of shareholders to be held in 2001; and the initial term of office of Class III directors shall expire at the annual meeting of shareholders to be held in 2003, and in each case until their respective successors are elected and qualified. At each annual meeting of shareholders, directors shall be chosen to succeed those whose terms then expire and shall be elected for a term of office expiring at the third succeeding annual meeting of shareholders after their election, and in each case until their respective successors are elected and qualified.

         (c) Subject to the rights of any class or series of Preferred Stock then outstanding and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. Directors chosen to fill vacancies pursuant to this Section 3.2(c) shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Newly created directorships shall be allocated among the classes of directors so that each class of directors shall consist, as nearly as possible, of one-third of the total number of directors.

         (d) Subject to the rights of any class or series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of stock of the Corporation generally entitled to vote in the election of directors, considered for purposes of this Section 3.2(d) as one class. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director, and the meeting notice shall state that the purpose, or one of the purposes, of the meeting is the removal of the director.

         (e) A director may resign at any time by giving written notice to the Board of Directors, its Chairman, or to the Corporation at the Corporation's principal or registered office. A resignation is effective when the notice is given unless the notice specifies a future date. A pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

         Section 3.3 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this by-law immediately after, and at the same place, as the annual meeting of shareholders, unless otherwise designated by the Board of Directors. The Board of Directors may, by resolution, provide the time and place for the holding of additional regular meetings without other notice than such resolution.

         Section 3.4 Special Meetings. Special meetings of the Board of Directors may be called at the request of the Chairman, President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them.

         Section 3.5 Notice; Waiver.

         (a) Notice of any special meeting shall be given by oral or written notice to each director at his or her business address. Any person or persons authorized to call special meetings of the Board of Directors shall deliver oral or written notice of such at least 24 hours prior to the time and date of the meeting in person or by telephone, facsimile transmission, telegram, overnight private or United States mail delivery service, or regular United States mail. If such notice is given by facsimile transmission, telegram or overnight private or U.S. mail delivery service, such notice shall be deemed delivered when the facsimile transmission is confirmed by the director or an agent of the director at his business address, when the telegram is delivered to the telegraph company, or the first business day following deposit with an overnight private or U.S. mail delivery service, or the fifth business day following deposit in regular United States mail.

         (b) Attendance of a director at any meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 3.6 Quorum. A majority of the number of directors fixed by resolution adopted in accordance with Section 3.2(a) shall constitute a quorum for transaction of business at any meeting of the Board of Directors unless a greater number is required by the Articles of Incorporation or these by-laws; provided that if less than a majority of such directors is present at any meeting, a majority of the directors present may adjourn the meeting at any time without further notice until a quorum shall have been obtained. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of or greater number is required by the Wisconsin Business Corporation Law, the Articles of Incorporation or these by-laws.

         Section 3.7 Informal Action. Any action required or permitted by the Wisconsin Business Corporation Law to be taken at a meeting of the Board of Directors or a committee thereof created pursuant to Section 3.9 may be taken without a meeting if the action is taken by all members of the Board of Directors or such committee. The action shall be evidenced by one or more written consents describing the action taken, signed by each director or committee member and retained by the Corporation. The action taken shall be effective when all the directors have approved the consent unless the consent specifies a different effective date.

         Section 3.8 Telephonic Meetings. The Board of Directors or any committee of the Board of Directors may, in addition to conducting meetings in which each director participates in person, and participate in and act at any meeting of such board or committee through the use of a telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such meetings shall constitute attendance and presence in person at the meeting of the person or persons so participating. If a meeting will be conducted in which any directors do not participate in person, all participating directors shall be informed that a meeting is taking place at which official business may be transacted.

         Section 3.9       Committees.

         (a) The Board of Directors, by resolution adopted by a majority of the directors then in office, may create one or more committees of the Board of Directors to serve on the committees, and designate other members of the Board of Directors to serve as alternates. Each committee shall have two or more members who shall, unless otherwise provided by the Board of Directors, serve at the pleasure of the Board of Directors. A committee may be authorized to exercise the authority of the Board of Directors, except that a committee may not do any of the following: (a) authorize distributions, (b) approve or propose to shareholders action that the Wisconsin Business Corporation Law requires to be approved by the shareholders, (c) fill vacancies on the Board of Directors or, unless the Board of Directors provides by resolution that vacancies on a committee shall be filled by the affirmative vote of the remaining committee members, on any Board committee, (d) amend the Corporation's Articles of Incorporation, (e) adopt, amend, or repeal by-laws, (f) approve a plan of merger not requiring shareholder approval, (g) authorize or approve the reacquisition of shares, except according to a formula or method prescribed by the Board of Directors, and (h) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee to do so within the limits prescribed by the Board of Directors. Unless otherwise provided by the Board of Directors in creating the committee, a committee may employ counsel, accountants, and other consultants to assist it in the exercise of its authority.

         (b) The standing committees of the Board of Directors shall include an audit committee and a compensation committee, each of which shall exercise such authority and fulfill such duties as may be fixed by resolution of the Board of Directors in accordance with Section 3.9(a).

         (c) Unless the appointment by the Board of Directors requires a greater number, a majority of any committee shall constitute a quorum, and a majority of a quorum is necessary for committee action. A committee may act by unanimous consent in writing without a meeting and, subject to the provision of these by-laws or action by the Board of Directors, any committee by majority vote of its members shall determine the time and place of meetings and the notice required therefor. Each committee shall keep regular minutes of its proceedings and report the same to the Board when requested.

         Section 3.10 Presumption of Assent. A director of the Corporation who is present and is announced as present at a meeting of the Board of Directors or any committee created in accordance with Section 3.9 when corporate action is taken assents to the action taken unless any of the following occurs:

         (a) The director objects at the beginning of the meeting or promptly upon his or her arrival to holding the meeting or transacting business at the meeting;

         (b) The director's dissent or abstention from the action taken is entered in the minutes of the meeting; or

         (c) The director delivers written notice that complies with the Wisconsin Business Corporation Law of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting.

Such right of dissent shall not apply to any director who votes in favor of the action taken.

         Section 3.12 Compensation. The Board of Directors, by the affirmative vote of a majority of directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers, or otherwise. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board. No such payment previously mentioned in this section shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                                    OFFICERS

         Section 4.1 Number. The officers of the Corporation shall be a Chairman, a President, one or more Vice-Presidents, a Secretary, a Treasurer, and such other officers as may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person. The Secretary, any Assistant Secretary or such other officers as may be designated from time to time by the Board of Directors or the President shall have the authority to certify the By-Laws, resolutions of the shareholders and Board of Directors and committees thereof, and other documents of the Corporation as true and correct copies thereof.

         Section 4.2 Election and Term of Office. The officers of the Corporation shall be elected or appointed annually by the Board of Directors at the regular meeting of the Board of Directors or at a meeting held in lieu thereof. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Except as provided herein, each officer shall hold office until his or her successor shall have been duly elected and qualified or until his earlier death, resignation or removal. Election of an officer shall not of itself create any contract rights of that officer against the Corporation.

         Section 4.3 Chairman. The Chairman shall serve as the Chairman of the Board of Directors. The Chairman shall preside at all meetings of the Board of Directors. The Chairman shall have power to sign, with the Secretary or Assistant Secretary, or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed. In the absence or disability of the President, the Chairman shall preside at all meetings of the shareholders. The Chairman shall also have such other powers and perform such other duties as from time to time may be delegated to him or her by the Board of Directors, or as may be prescribed by these By-Laws.

         Section 4.4 President. The President shall serve as the Chief Executive Officer of the Corporation. The President shall preside at all meetings of the shareholders. Subject to the control of the Board of Directors, the President shall supervise and direct all of the business, financial, legal and shareholder affairs of the Corporation. The President shall be responsible for seeing that the policies of the Corporation as established by the Board of Directors are carried out. He or she shall be ex officio a member of all standing committees to which he or she is not appointed by the Board of Directors. The President shall have power to sign, with the Secretary or Assistant Secretary, or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed. In the absence or disability of the Chairman, the President shall preside at all meetings of the Board of Directors. In general, the President shall perform all duties incident to the office of the Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.

         Section 4.5 Vice Presidents. The Vice President (or if there be more than one, the Vice Presidents) shall assist the President in the discharge of his or her duties as the President may direct and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors. In the absence of the President or in the event of his or her death, inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order of their seniority as determined from time to time by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Corporation or a different mode of execution is expressly prescribed by the Board of Directors or these By-Laws, the Vice President (or each of them if there are more than one) may execute for the Corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments, which the Board of Directors has authorized to be executed, and he or she may accomplish such execution either under or without the seal of the Corporation and either individually or with the Secretary, any Assistant Secretary, or any other officer thereunto authorized by the Board of Directors, according to the requirements of the form of the instrument.

         Section 4.6 Secretary. The Secretary shall (a) keep the minutes of the shareholders' and the Board of Directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation, if such a seal shall exist; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by each such shareholder; (e) sign with the Chairman, President or a Vice President, or any other officer thereunto authorized by the Board of Directors, certificates for shares of the Corporation, the issuance of which shall have been authorized by the Board of Directors and any contracts, deeds, mortgages, bonds, or other instruments which the Board of Directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the Board of Directors or these By-Laws;
(f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties from time to time may be assigned to him by the President or the Board of Directors.

         Section 4.7 Treasurer. The Treasurer shall be the principal accounting and financial officer of the Corporation. He or she shall (a) have charge and custody of and be responsible for all funds and securities of the Corporation,
(b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositaries as shall be selected by the Board of Directors, (c) disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and (d) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond in such sum and with such surety or sureties as the Board of Directors shall determine, for the faithful discharge of his or her duties and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money, securities, and other property belonging to the Corporation in his possession or control.

         Section 4.8 Assistant Treasurers and Assistant Secretaries. The Assistant Treasurer, or any of them if there be more than one, and the Assistant Secretary or any of them if there be more than one, shall perform such duties as shall be assigned to them by the Treasurer or the Secretary, respectively, or by the President or the Board of Directors. An Assistant Secretary may sign with the Chairman, President, or a Vice President, or any other officer thereunto authorized by the Board of Directors, certificates for shares of the Corporation, the issue of which shall have been authorized by the Board of Directors, and any contracts, deeds, mortgages, bonds, or other instruments which the Board of Directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the Board of Directors or these By-Laws. An Assistant Treasurer shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of his or her duties in such sums and with such sureties as the Board of Directors shall determine.

         Section 4.9 Controller. The Board of Directors may elect a Controller who shall be responsible for all accounting and auditing functions of the Corporation and who shall perform such other duties as may from time to time be required of him or her by the Board of Directors.

         Section 4.10 Appointive Officers. The President may appoint other officers and agents on a division basis or otherwise, as such divisions or other operating units are created by the Board of Directors, and such other officers and agents shall receive such compensation, have such tenure and exercise such authority as the President shall specify. All appointments made by the President hereunder and all the terms and conditions thereof shall be reported to the Board of Directors. No appointive officer shall have any contractual rights against the Corporation for compensation by virtue of such appointment beyond the date of the appointment of his or her successor, death, resignation, or removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

         Section 4.11 Salaries. The salaries of the elected officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

         Section 4.12 Removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The appointment of an officer does not in and of itself create contract rights.

         Section 4.13 Resignation. An officer may resign at any time by delivering notice to the Corporation that complies with the Wisconsin Business Corporation Law. The resignation shall be effective when the notice is delivered, unless the notice specifies a later effective date and the Corporation accepts the later effective date.

         Section 4.14 Vacancies. A newly created office or a vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors. If a resignation of an officer is effective at a later date as contemplated by Section 4.13, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor may not take office until the effective date.

                                    ARTICLE V

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

         Section 5.1 Certificates For Shares. Certificates representing shares of the Corporation shall be signed by the appropriate corporate officers, such as the President or a Vice President or by such officer as shall be designated by resolution of the Board of Directors, and by the Secretary or an Assistant Secretary, and shall be sealed with the seal or a facsimile of the seal of the corporation if the Corporation has a seal. If the signature of each officer be by facsimile, the certificate shall be manually signed by or on behalf of a duly authorized transfer agent or clerk. Each certificate representing shares shall be consecutively numbered or otherwise identified, and shall also state the name of the shareholder to whom issued, the number and class of shares (with designation of series, if any), the date of issue, and that the Corporation is organized under Wisconsin law. The certificate may state the par value or a statement that the shares are without par value, if applicable. If the Corporation is authorized and does issue shares of more than one class or of a series within a class, the certificate shall also contain such information or statement as may be required by law.

         The name and address of each shareholder, the number and class of shares held and the date on which the certificates for the shares were issued shall be entered on the books of the Corporation. The shareholder in whose name shares are registered on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

         Unless prohibited by the Articles of Incorporation, the Board of Directors may provide by resolution that some or all of any class or series of shares shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until the certificate has been surrendered to the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the registered owner thereof a written notice of all information that would appear on a certificate. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares shall be identical to those of the holders of certificates representing shares of the same class and series.

         Section 5.2 Transfer of Shares. Transfer of shares of the Corporation shall be recorded on the books of the Corporation and, except in the case of a lost or destroyed certificate, shall be made on surrender for cancellation of the certificate for such shares. A certificate presented for transfer must be duly endorsed and accompanied by proper guaranty of signature and other appropriate assurances that the endorsement is effective. Transfer of an uncertified share shall be made on receipt by the Corporation of an instruction from the registered owner or other appropriate person. The instruction shall be in writing or be a communication in such form as may be agreed upon in writing by the Corporation.

         Section 5.3 Lost Certificates. If a certificate representing shares has allegedly been lost or destroyed, the Board of Directors may in its discretion as may be required by law, direct that a new certificate be issued upon such indemnification and other reasonable requirements as it may impose.

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 6.1 Contracts. The Board of Directors may authorize any officer or officers, agent or agents, of the Corporation, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

         Section 6.2 Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances. The Corporation shall have the power to lend money to its directors, officers, employees and agents.

         Section 6.3 Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 6.4 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors may select.

                                   ARTICLE VII

                    INDEMNIFICATION OF OFFICERS AND DIRECTORS

         Section 7.1       Mandatory Indemnification.

         (a) In all cases other than those set forth in Section 7.1(b) hereof, subject to the conditions and limitations set forth hereinafter in this Article 7, the Corporation shall indemnify and hold harmless any person who is or was a party, or is threatened to be made a party, to any Action (see Section 7.16 of this Article 7 for definitions of capitalized terms used herein) by reason of his or her status as an Executive, and/or as to acts performed in the course of such Executive's duties to the Corporation and/or an Affiliate, against Liabilities and reasonable Expenses incurred by or on behalf of an Executive in connection with any Action, including, without limitation, in connection with the investigation, defense, settlement or appeal of any Action; provided, pursuant to Section 7.3 of this Article 7, that it is not determined by the Authority, or by a court, that the Executive engaged in misconduct which constitutes a Breach of Duty.

         (b) To the extent an Executive has been successful on the merits or otherwise in connection with any Action, including, without limitation, the settlement, dismissal, abandonment, or withdrawal of any such Action where the Executive does not pay, incur, or assume any material Liabilities, or in connection with any claim, issue, or matter therein, he or she shall be indemnified by the Corporation against reasonable Expenses incurred by or on behalf of him or her in connection therewith. The Corporation shall pay such Expenses to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section 7.2 of this Article 7), or to such other person or entity as the Executive may designate in writing to the Corporation, within ten days after the receipt of the Executive's written request therefor, without regard to the provisions of Section 7.3 of this Article 7. In the event the Corporation refuses to pay such requested Expenses, the Executive may petition a court to order the Corporation to make such payment pursuant to
Section 7.4 of this Article 7.

         (c) Notwithstanding any other provision contained in this Article 7 to the contrary, the Corporation shall not:

                  (i) Indemnify, contribute, or advance Expenses to an Executive with respect to any Action initiated or brought voluntarily by the Executive and not by way of defense, except with respect to Actions:

                           (A) brought to establish or enforce a right to
                  indemnification, contribution, and/or an advance of Expenses under Section 7.4 of this Article 7, under the Statute as it may then be in effect or under any other statute or law or otherwise as required;

                           (B) initiated or brought voluntarily by an Executive
                  to the extent such Executive is successful on the merits or otherwise in connection with such an Action in accordance with and pursuant to Section 7.1(b) of this Article 7; or

                           (C) as to which the Board determines it to be
                  appropriate.

                  (ii) indemnify the Executive under this Article 7 for any amounts paid in settlement of any Action effected without the Corporation's written consent.

                  The Corporation shall not settle in any manner which would impose any Liabilities or other type of limitation on the Executive without the Executive's written consent. Neither the Corporation nor the Executive shall unreasonably withhold their consent to any proposed settlement.

         (d) An Executive's conduct with respect to an employee benefit plan sponsored by or otherwise associated with the Corporation and/or an Affiliate for a purpose he or she reasonably believes to be in the interests of the participants in and beneficiaries of such plan is conduct that does not constitute a breach or failure to perform his or her duties to the Corporation or an Affiliate, as the case may be.

         Section 7.2       Advance for Expenses.

         (a) The Corporation shall pay to an Executive, or to such other person or entity as the Executive may designate in writing to the Corporation, his or her reasonable Expenses incurred by or on behalf of such Executive in connection with any Action, or claim, issue, or matter associated with any such Action, in advance of the final disposition or conclusion of any such Action (or claim, issue, or matter associated with any such Action), within ten days after the receipt of the Executive's written request therefor, provided, the following conditions are satisfied:

                  (i) The Executive has first requested an advance of such Expenses in writing (and delivered a copy of such request to the Corporation) from the insurance carrier(s), if any, to whom a claim has been reported under an applicable insurance policy purchased by the Corporation and each such insurance carrier, if any, has declined to make such an advance;

                  (ii) The Executive furnishes to the Corporation an executed written certificate affirming his or her good faith belief that he or she has not engaged in misconduct which constitutes a Breach of Duty; and

                  (iii) The Executive furnishes to the Corporation an executed written agreement to repay any advances made under this Section 7.2 if it is ultimately determined that he or she is not entitled to be indemnified by the Corporation for such Expenses pursuant to this
         Article 7.

         (b) If the Corporation makes an advance of Expenses to an Executive pursuant to this Section 7.2, the Corporation shall be subrogated to every right of recovery the Executive may have against any insurance carrier from whom the Corporation has purchased insurance for such purpose.

         Section 7.3       Determination of Right to Indemnification

         (a) Except as otherwise set forth in this Section 7.3 or in Section 7.1(c) of this Article 7, any indemnification to be provided to an Executive by the Corporation under Section 7.1(a) of this Article 7 upon the final disposition or conclusion of any Action, or any claim, issue, or matter associated with any such Action, unless otherwise ordered by a court, shall be paid by the Corporation to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section 7.2 of this Article 7), or to such other person or entity as the Executive may designate in writing to the Corporation, within 60 days after the receipt of the Executive's written request therefor. Such request shall include an accounting of all amounts for which indemnification is being sought. No further corporate authorization for such payment shall be required other than this Section 7.3.

         (b) Notwithstanding the foregoing, the payment of such requested indemnifiable amounts pursuant to Section 7.1(a) of this Article 7 may be denied by the Corporation if:

                  (i) the Board by a majority vote thereof determines that the Executive has engaged in misconduct which constitutes a Breach of Duty; or

                  (ii) a majority of the directors of the Corporation are a party in interest to such Action.

         (c) In either event of nonpayment pursuant to Section 7.3(b) of this
Article 7, the Board shall immediately authorize and direct, by resolution, that an independent determination be made as to whether the Executive has engaged in misconduct which constitutes a Breach of Duty and, therefore, whether indemnification of the Executive is proper pursuant to this Article 7.

         (d) Such independent determination shall be made, at the option of the Executive(s) seeking indemnification, by:

                  (i) A panel of three arbitrators (selected as set forth below in Section 7.3(f) from the panels of arbitrators of the American Arbitration Association) in Milwaukee, Wisconsin, in accordance with the Commercial Arbitration Rules then prevailing of the American Arbitration Association;

                  (ii) An independent legal counsel mutually selected by the Executive(s) seeking indemnification and the Board by a majority vote of a quorum thereof consisting of directors who were not parties in interest to such Action (or, if such quorum is not obtainable, by the majority vote of the entire Board); or

                  (iii) A court in accordance with Section 7.4 of this Article
         7.

         (e) In any such determination there shall exist a rebuttable presumption that the Executive has not engaged in misconduct which constitutes a Breach of Duty and is, therefore, entitled to indemnification hereunder. The burden of rebutting such presumption by clear and convincing evidence shall be on the Corporation.

         (f) If a panel of arbitrators is to be employed hereunder, one of such arbitrators shall be selected by the Board by a majority vote of a quorum thereof consisting of directors who were not parties in interest to such Action or, if such quorum is not obtainable, by an independent legal counsel chosen by the majority vote of the entire Board, the second by the Executive(s) seeking indemnification, and the third by the previous two arbitrators.

         (g) The Authority shall make its independent determination hereunder within 60 days of being selected and shall simultaneously submit a written opinion of its conclusions to both the Corporation and the Executive.

         (h) If the Authority determines that an Executive is entitled to be indemnified for any amounts pursuant to this Article 7, the Corporation shall pay such amounts to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section 7.2 of this Article 7), including interest thereon as provided in Section 7.6(c) of this Article 7, or such other person or entity as the Executive may designate in writing to the Corporation, within ten days of receipt of such opinion.

         (i) Except with respect to any judicial determination pursuant to
Section 7.4 of this Article 7, the Expenses associated with the indemnification process set forth in this Section 7.3 of this Article 7, including, without limitation, the Expenses of the Authority selected hereunder, shall be paid by the Corporation.

         Section 7.4.    Court-Ordered Indemnification and Advance for Expenses.

         (a) An Executive may, either before or within two years after a determination, if any, has been made by the Authority, petition the court before which such Action was brought or any other court of competent jurisdiction to independently determine whether or not he or she has engaged in misconduct which constitutes a Breach of Duty and is, therefore, entitled to indemnification under the provisions of this Article 7. Such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such proceeding without having made such determination. An Executive may petition a court under this Section 7.4 either to seek an initial determination by the court as authorized by Section 7.3(d) of this Article 7 or to seek review by the court of a previous adverse determination by the Authority.

         (b) The court shall make its independent determination irrespective of any prior determination made by the Authority; provided, however, that there shall exist a rebuttable presumption that the Executive has not engaged in misconduct which constitutes a Breach of Duty and is, therefore, entitled to indemnification hereunder. The burden of rebutting such presumption by clear and convincing evidence shall be on the Corporation.

         (c) In the event the court determines that an Executive has engaged in misconduct which constitutes a Breach of Duty, it may nonetheless order indemnification to be paid by the Corporation if it determines that the Executive is fairly and reasonably entitled to indemnification in view of all of the circumstances of such Action.

         (d) In the event the Corporation does not:

                  (i) Advance Expenses to the Executive within ten days of such Executive's compliance with Section 7.2 of this Article 7; or

                  (ii) Indemnify an Executive with respect to requested Expenses under Section 7.1(b) of this Article 7 within ten days of such Executive's written request therefor, the Executive may petition the court before which such Action was brought, if any, or any other court of competent jurisdiction to order the Corporation to pay such reasonable Expenses immediately. Such court, after giving any notice it considers necessary, shall order the Corporation to pay such Expenses if it determines that the Executive has complied with the applicable provisions of Section 7.2 of this Article 7 or 7.1(b) of this Article 7, as the case may be.

         (e) If the court determines pursuant to this Section 7.4 that the Executive is entitled to be indemnified for any Liabilities and/or Expenses, or to the advance of Expenses, unless otherwise ordered by such court, the Corporation shall pay such Liabilities and/or Expenses to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section
7.2 of this Article 7), including interest thereon as provided in Section 7.6(c) of this Article 7, or to such other person or entity as the Executive may designate in writing to the Corporation, within ten days of the rendering of such determination.

         (f) An Executive shall pay all Expenses incurred by such Executive in connection with the judicial determination provided in this Section 7.4, unless it shall ultimately be determined by the court that he or she is entitled, in whole or in part, to be indemnified by, or to receive an advance from, the Corporation as authorized by this Article 7. All Expenses incurred by an Executive in connection with any subsequent appeal of the judicial determination provided for in this Section 7.4 shall be paid by the Executive regardless of the disposition of such appeal.

         Section 7.5. Termination of an Action is Nonconclusive. The adverse termination of any Action against an Executive by judgment, order settlement, conviction, or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the Executive has engaged in misconduct which constitutes a Breach of Duty.

         Section 7.6. Partial Indemnification; Reasonableness; Interest.

         (a) If it is determined by the Authority, or by a court, that an Executive is entitled to indemnification as to some claims, issues, or matters, but not as to other claims, issues, or matters, involved in any Action, the Authority, or the court, shall authorize the proration and payment by the Corporation of such Liabilities and/or reasonable Expenses with respect to which indemnification is sought by the Executive, among such claims, issues, or matters as the Authority, or the court, shall deem appropriate in light of all of the circumstances of such Action.

         (b) If it is determined by the Authority, or by a court, that certain Expenses incurred by or on behalf of an Executive are for whatever reason unreasonable in amount, the Authority, or the court, shall nonetheless authorize indemnification to be paid by the Corporation to the Executive for such Expenses as the Authority, or the court, shall deem reasonable in light of all of the circumstances of such Action.

         (c) Interest shall be paid by the Corporation to an Executive, to the extent deemed appropriate by the Authority, or by a court, at a reasonable interest rate, for amounts for which the Corporation indemnifies or advances to the Executive.

         Section 7.7. Insurance; Subrogation.

         (a) The Corporation may purchase and maintain insurance on behalf of any person who is or was an Executive of the Corporation, and/or is or was serving as an Executive of an Affiliate, against Liabilities and/or Expenses asserted against him or her and/or incurred by or on behalf of him or her in any such capacity, or arising out of his or her status as such an Executive, whether or not the Corporation would have the power to indemnify him or her against such Liabilities and/or Expenses under this Article 7 or under the Statute as it may then be in effect. Except as expressly provided herein, the purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the Corporation and/or any Executive under this Article 7. Such insurance may, but need not, be for the benefit of all Executives of the Corporation and those serving as an Executive of an Affiliate.

         (b) If an Executive shall receive payment from any insurance carrier or from the plaintiff in any Action against such Executive in respect of indemnified amounts after payments on account of all or part of such indemnified amounts have been made by the Corporation pursuant to this Article 7, such Executive shall promptly reimburse the Corporation for the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation to such Executive exceeds such indemnified amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible, retention, or co-insurance amounts, shall not be deemed to be payments to such Executive hereunder.

         (c) Upon payment of indemnified amounts under this Article 7, the Corporation shall be subrogated to such Executive's rights against any insurance carrier in respect of such indemnified amounts and the Executive shall execute and deliver any and all instruments and/or documents and perform any and all other acts or deeds which the Corporation shall deem necessary or advisable to secure such rights. The Executive shall do nothing to prejudice such rights of recovery or subrogation.

         Section 7.8. Witness Expenses. The Corporation shall advance or reimburse any and all reasonable Expenses incurred by or on behalf of an Executive in connection with his or her appearance as a Witness in any Action at a time when he or she has not been formally named a defendant or respondent to such an Action, within ten days after the receipt of an Executive's written request therefor.

         Section 7.9. Contribution.

         (a) Subject to the limitations of this Section 7.9, if the indemnity provided for in Section 7.1 of this Article 7 is unavailable to an Executive for any reason whatsoever, the Corporation, in lieu of indemnifying the Executive, shall contribute to the amount incurred by or on behalf of the Executive, whether for Liabilities and/or for reasonable Expenses in connection with any Action in such proportion as deemed fair and reasonable by the Authority, or by a court, in light of all of the circumstances of any such Action, in order to reflect:

                  (i) The relative benefits received by the Corporation and the Executive as a result of the event(s) and/or transaction(s) giving cause to such Action; and/or

                  (ii) The relative fault of the Corporation (and its other Executives, employees, and/or agents) and the Executive in connection with such event(s) and/or transaction(s).

         (b) The relative fault of the Corporation (and its other Executives, employees, and/or agents), on the one hand, and of the Executive, on the other hand, shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent the circumstances resulting in such Liabilities and/or Expenses. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 7.9 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         (c) An Executive shall not be entitled to contribution from the Corporation under this Section 7.9 in the event it is determined by the Authority, or by a court, that the Executive has engaged in misconduct which constitutes a Breach of Duty.

         (d) The Corporation's payment of, and an Executive's right to, contribution under this Section 7.9 shall be made and determined in accordance with and pursuant to the provisions in

Sections 7.3 and/or 7.4 of this Article 7 relating to the Corporation's payment of, and the Executive's right to, indemnification under this Article 7.

         Section 7.10. Indemnification of Employees. Unless otherwise specifically set forth in this Article 7, the Corporation shall indemnify and hold harmless any person who is or was a party, or is threatened to be made a party, to any Action by reason of his or her status as, or the fact that he or she is or was an employee or authorized agent or representative of the Corporation and/or an Affiliate, as to acts performed in the course and within the scope of such employee's, agent's, or representative's duties to the Corporation and/or an Affiliate, in accordance with and to the fullest extent permitted by the Statute as it may then be in effect.

         Section 7.11. Severability. If any provision of this Article 7 shall be deemed invalid or inoperative, or if a court of competent jurisdiction determines that any of the provisions of this Article 7 contravene public policy, this Article 7 shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such provisions which are invalid or inoperative or which contravene public policy shall be deemed, without further Action or deed by or on behalf of the Corporation, to be modified, amended, and/or limited, but only to the extent necessary to render the same valid and enforceable, and the Corporation shall indemnify an Executive as to Liabilities and reasonable Expenses with respect to any Action to the full extent permitted by any applicable provision of this
Article 7 that shall not have been invalidated and to the full extent otherwise permitted by the Statute as it may then be in effect.

         Section 7.12. Nonexclusivity of Article 7. The right to indemnification, contribution, and advancement of Expenses provided to an Executive by this Article 7 shall not be deemed exclusive of any other rights to indemnification, contribution, and/or advancement of Expenses which any Executive or other employee or agent of the Corporation and/or of an Affiliate may be entitled under any charter provision, written agreement, resolution, vote of shareholders or disinterested directors of the Corporation or otherwise, including, without limitation, under the Statute as it may then be in effect, both as to acts in his or her official capacity as such Executive or other employee or agent of the Corporation and/or of an Affiliate or as to acts in any other capacity while holding such office or position, whether or not the Corporation would have the power to indemnify, contribute, and/or advance Expenses to the Executive under this Article 7 or under the Statute; provided that it is not determined that the Executive or other employee or agent has engaged in misconduct which constitutes a Breach of Duty.

         Section 7.13. Notice to the Corporation; Defense of Actions.

         (a) An Executive shall promptly notify the Corporation in writing upon being served with or having actual knowledge of any citation, summons, complaint, indictment, or any other similar document relating to any Action which may result in a claim of indemnification, contribution, or advancement of Expenses hereunder, but the omission so to notify the Corporation will not relieve the Corporation from any liability which it may have to the Executive otherwise than under this Article 7 unless the Corporation shall have been irreparably prejudiced by such omission.

         (b) With respect to any such Action as to which an Executive notifies the Corporation of the commencement thereof:

                  (i) The Corporation shall be entitled to participate therein at its own expense; and

                  (ii) Except as otherwise provided below, to the extent that it may wish, the Corporation (or any other indemnifying party, including any insurance carrier, similarly notified by the Corporation or the Executive) shall be entitled to assume the defense thereof, with counsel selected by the Corporation (or such other indemnifying party) and reasonably satisfactory to the Executive.

         (c) After notice from the Corporation (or such other indemnifying party) to the Executive of its election to assume the defense of an Action, the Corporation shall not be liable to the Executive under this Article 7 for any Expenses subsequently incurred by the Executive in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Executive shall have the right to employ his or her own counsel in such Action but the Expenses of such counsel incurred after notice from the Corporation (or such other indemnifying party) of its assumption of the defense thereof shall be at the expense of the Executive unless:

                  (i) The employment of counsel by the Executive has been authorized by the Corporation;

                  (ii) The Executive shall have reasonably concluded that there may be a conflict of interest between the Corporation (or such other indemnifying party) and the Executive in the conduct of the defense of such Action; or

                  (iii) The Corporation (or such other indemnifying party) shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the Expenses of counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any Derivative Action or any Action as to which the Executive shall have reached the conclusion provided for in clause (ii) above.

         Section 7.14. Continuity of Rights and Obligations. The terms and provisions of this Article 7 shall continue as to an Executive subsequent to the Termination Date and such terms and provisions shall inure to the benefit of the heirs, estate, executors, and administrators of such Executive and the successors and assigns of the Corporation, including, without limitation, any successor to the Corporation by way of merger, consolidation, and/or sale or disposition of all or substantially all of the assets or capital stock of the Corporation. Except as provided herein, all rights and obligations of the Corporation and the Executive hereunder shall continue in full force and effect despite the subsequent amendment or modification of the Corporation's Articles of Incorporation, as such are in effect on the date hereof, and such rights and obligations shall not be affected by any such amendment or modification, any resolution of directors or shareholders of the Corporation, or by any other corporate action which conflicts with or purports to amend, modify, limit, or eliminate any of the rights or obligations of the Corporation and/or of the Executive hereunder.

         Section 7.15. Amendment. This Article 7 may only be altered, amended, or repealed by the affirmative vote of a majority of the shareholders of the Corporation so entitled to vote; provided, however, that the Board may alter or amend this Article 7 without such shareholder approval if any such alteration or amendment:

         (a) Is made in order to conform to any amendment or revision of the Wisconsin Business Corporation Law, including, without limitation, the Statute, which

                  (i) Expands or permits the expansion of an Executive's right to indemnification thereunder;

                  (ii) Limits or eliminates, or permits the limitation or elimination, of liability of the Executives; or

                  (iii)    Is otherwise beneficial to the Executives; or

         (b) In the sole judgment and discretion of the Board, does not materially adversely affect the rights and protections of the shareholders of the Corporation.

         Any repeal, modification, or amendment of this Article 7 shall not adversely affect any rights or protections of an Executive existing under this
Article 7 immediately prior to the time of such repeal, modification, or amendment and any such repeal, modification, or amendment shall have a prospective effect only.

         Section 7.16.  Certain Definitions. The following terms as used in this
Article 7 shall be defined as follows:

         (a) "Action(s)" shall include, without limitation, any threatened, pending, or completed action, claim, litigation, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, whether predicated on foreign, Federal, state, or local law, whether brought under and/or predicated upon the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts and/or any rule or regulation promulgated thereunder, whether a Derivative Action and whether formal or informal.

         (b) "Affiliate" shall include, without limitation, any corporation, partnership, joint venture, employee benefit plan, bust, or other similar enterprise that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Corporation.

         (c) "Authority" shall mean the panel of arbitrators or independent legal counsel selected under Section 7.3 of this Article 7.

         (d) "Board" shall mean the Board of Directors of the Corporation.

         (e) "Breach of Duty" shall mean the Executive breached or failed to perform his or her duties to the Corporation or an Affiliate, as the case may be, and the Executive's breach of or failure to perform those duties constituted:

                  (i) A willful failure to deal fairly with the Corporation (or an Affiliate) or its shareholders in connection with a matter in which the Executive has a material conflict of interest;

                  (ii) A violation of the criminal law, unless the Executive:

                           (A)  Had reasonable cause to believe his or her
conduct was lawful; or

                           (B)  Had no reasonable cause to believe his or her
conduct was unlawful;

                  (iii) A transaction from which the Executive derived an improper personal profit (unless such profit is determined to be immaterial in light of all the circumstances of the Action); or

                  (iv)  Willful misconduct.

         (f) "Derivative Action" shall mean any Action brought by or in the right of the Corporation and/or an Affiliate.

         (g) "Executive(s)" shall mean any individual who is, was, or has agreed to become a director and/or officer of the Corporation and/or an Affiliate.

         (h) "Expenses" shall include, without limitation, all expenses, fees, costs, charges, attorneys' fees and disbursements, other out-of-pocket costs, reasonable compensation for time spent by the Executive in connection with the Action for which he or she is not otherwise compensated by the Corporation, any Affiliate, any third party or other entity, and any and all other direct and indirect costs of any type or nature whatsoever.

         (i) "Liabilities" shall include, without limitation, judgments, amounts incurred in settlement, fines, penalties and, with respect to any employee benefit plan, any excise tax or penalty incurred in connection therewith, and any and all other liabilities of every type or nature whatsoever.

         (j) "Statute" shall mean Wisconsin Business Corporation Law Sections 180.0850-180.0859 (or any successor provisions).

         (k) "Termination Date" shall mean the date an Executive ceases, for whatever reason, to serve in an employment relationship with the Company and/or any Affiliate.





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

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 8.1 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         Section 8.2 Distributions. The Board of Directors may from time to time declare, and the Corporation may pay distributions (dividends, redemptions and other transfers of money or property) to its shareholders on its outstanding shares in the manner and upon the terms and conditions provided by the Wisconsin Business Corporation Law and the Articles of Incorporation of the Corporation.

         Section 8.3 Seal. The Corporation may use a corporate seal which may be altered at pleasure, by causing it, or a facsimile thereof, to be impressed or affixed or in any other manner reproduced. The corporate seal shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Wisconsin". The affixing of a corporate seal to an instrument shall not give the instrument additional force or effect, or change the construction thereof and the use of the corporate seal is not mandatory.

         Section 8.4 Audits. The Board of Directors shall determine whether the Corporation's accounts, books and records shall be audited upon the conclusion of each fiscal year, and shall determine who performs that audit.

                                   ARTICLE IX

                                   AMENDMENTS

         Section 9.1 Amendments. The By-Laws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or the Articles of Incorporation of the Corporation. These by-laws may be amended, altered or repealed, or a provision inconsistent with these by-laws may be adopted, only by (a) the affirmative vote of a majority of the members of the Whole Board (unless the shareholders, in adopting, amending or repealing a particular by-law, provide within the by-laws that the Board of Directors may not amend, repeal or readopt that by-law), or (b) notwithstanding any other provision of these by-laws or any provision of law which might permit a lesser vote or no vote, the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of stock of the Corporation generally entitled to vote in the election of directors, considered for purposes of this Article IX as one class.

                                                                      APPENDIX E


                         SECTIONS 11.65 AND 11.70 OF THE
                        ILLINOIS BUSINESS CORPORATION ACT

ss. 11.65.  Right to Dissent.

                  (a) A shareholder of a corporation is entitled to dissent from, and obtain payment for his or her shares in the event of any of the following corporate actions:

                           (1) consummation of a plan of merger or consolidation or a plan of share exchange to which the corporation is a party if (i) shareholder authorization is required for the merger or consolidation or the share exchange by Section 11.20 or the articles of incorporation or (ii) the corporation is a subsidiary that is merged with its parent or another subsidiary under Section 11.30;

                           (2) consummation of a sale, lease or exchange of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business;

                           (3) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

                                    (i)  alters or abolishes a preferential
                           right of such shares;

                                    (ii) alters or abolishes a right in respect
                           of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of such shares;

                                    (iii) in the case of a corporation
                           incorporated prior to January 1, 1982, limits or eliminates cumulative voting rights with respect to such shares; or

                           (4) any other corporate action taken pursuant to a shareholder vote if the articles of incorporation, by-laws, or a resolution of the board of directors provide that shareholders are entitled to dissent and obtain payment for their shares in accordance with the procedures set forth in Section 11.70 or as may be otherwise provided in the articles, by-laws or resolution.

                  (b) A shareholder entitled to dissent and obtain payment for his or her shares under this Section may not challenge the corporate action creating his or her entitlement unless the action is fraudulent with respect to the shareholder or the corporation or constitutes a breach of a fiduciary duty owed to the shareholder.




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


                  (c) A record owner of shares may assert dissenters' rights as to fewer than all the shares recorded in such person's name only if such person dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record owner asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which dissent is made and the other shares were recorded in the names of different shareholders. A beneficial owner of shares who is not the record owner may assert dissenters' rights as to shares held on such person's behalf only if the beneficial owner submits to the corporation the record owner's written consent to the dissent before or at the same time the beneficial owner asserts dissenters' rights.

SS. 11.70.  Procedure to Dissent.

                  (a) If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders, the notice of a meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenters' rights only if the shareholder delivers to the corporation before the vote is taken a written demand for payment for his or her shares if the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.

                  (b) If the corporate action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenter's rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.

                  (c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation's latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation's statement to the shareholder. The corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

                  (d) A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are canceled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

                  (e) If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation's statement of value, shall notify the corporation in writing of the shareholder's estimated fair value and amount of interest due and demand payment for the difference between the shareholder's estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

                  (f) If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.

                  (g) The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

                  (h) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the shareholder, whichever amount is applicable.

                  (i) The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made in accordance with subsection (c), then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:

                           (1) Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b),
         (c), (d), or (f).

                           (2) Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Section.

                           If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefitted. Except as otherwise provided in this Section, the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure. [FN1]

                  (j)      As used in this Section:

                           (1) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

                           (2) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.




------------------------

         [FN1]  735 ILCS 5/1-101 et seq.

                                 REVOCABLE PROXY

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                        OF CENTRAL ILLINOIS BANCORP, INC.

         The undersigned hereby appoints Steven T. Klitzing and Donald J. Straka, or either of them, as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of common stock of Central Illinois Bancorp, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on Thursday, May 27, 1999, or at any adjournment thereof. Said proxies are directed to vote as instructed on the matters set forth on the reverse side and otherwise at their discretion. Receipt of a copy of the notice of said meeting and proxy statement is hereby acknowledged.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 ON THE REVERSE SIDE OF THIS CARD.

     (PLEASE SIGN AND DATE THE REVERSE SIDE AND MAIL IN THE ENCLOSED RETURN
                                   ENVELOPE.)

                                 (REVERSE SIDE)

                         CENTRAL ILLINOIS BANCORP, INC.

/X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4.
                                                                       Withhold
1.  Election of Directors:                          For      Against   Authority
    Nominees:
    Jose C. Araujo                                  /  /      /  /       /  /
    Jerry D. Maahs                                  /  /      /  /       /  /
    Howard E. Zimmerman                             /  /      /  /       /  /

2.  Proposal to adopt the 1999 Stock Option         For      Against   Abstain
    and Incentive Plan                              /  /      /  /       /  /

3.  Proposal to change the state of incorporation   For      Against   Abstain
    of the Company from Illinois to Wisconsin,      /  /      /  /       /  /
    resulting in new articles of incorporation and by-laws

4.  Proposal to adjourn the annual meeting          For      Against   Abstain
    in the discretion of the Company's management   /  /      /  /       /  /



                                                 ------------------------------
                                                           Signature


                                                 ------------------------------
                                                   Signature (if held jointly)

                                                 Dated:___________________, 1999

                                                 IMPORTANT: Please sign exactly
                                                 as your name or names appear on
                                                 the left. If stock is held
                                                 jointly, all joint owners must
                                                 sign. Executors,
                                                 administrators, trustees,
                                                 guardians, custodians,
                                                 corporate officers and others
                                                 signing in a representative
                                                 capacity should give their full
                                                 titles.